As filed with the Securities and Exchange Commission on November 26, 2012
1933 Act File No. 333-
1940 Act File No. 811-22772

U.S. SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO.	☐

and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO.	☐
(Check appropriate box or boxes)

Eaton Vance Multi-Sector Income Trust
(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (617) 482-8260

FREDERICK S. MARIUS
Two International Place, Boston, Massachusetts 02110
Name and Address (of Agent for Service)

Copies of Communications to:

Mark P. Goshko, Esq. Clair E. Pagnano, Esq. K&L Gates LLP State Street Financial Center One Lincoln Street Boston, Massachusetts 02111

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box):

 ☐ when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered (1)	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fees (1)
Common Shares of Beneficial Interest, $0.01 par value	50,000	$20.00	$1,000,000	$136.40
(1)	Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.
____________________________________

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed.  These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale would be prohibited.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION	November 26, 2012

[Eaton Vance Logo]

Shares
Eaton Vance Multi-Sector Income Trust
Common Shares

Investment Objectives. Eaton Vance Multi-Sector Income Trust (the “Trust”) is a newly organized, non-diversified, closed-end management investment company. The Trust’s primary investment objective is to seek current income, with capital appreciation as a secondary objective. No assurance can be given that the Trust’s investment objectives will be achieved.

Investment Strategy. The Trust intends to invest primarily in income-producing securities and other instruments and to allocate its assets opportunistically across multiple income markets globally.  Income-producing securities and other instruments in which the Trust may invest include, but are not limited to, corporate debt, mortgage-related and other asset-backed securities, government and sovereign debt, municipal securities, bank loans and loan participations, including senior secured, "second lien" secured and other types of secured and unsecured loan obligations, other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers, and dividend-paying common and preferred stocks of domestic and foreign issuers. The Trust’s investment adviser, Eaton Vance Management (“Eaton Vance” or the “Adviser”) has broad discretion to allocate the Trust’s assets among these investment categories.   (continued on inside front cover)

This prospectus sets forth concisely the information that you should know before investing in the shares of the Trust.

Because the Trust is newly organized, its common shares (the “Common Shares”) have no history of public trading. The shares of closed-end investment companies often trade at a discount from their net asset value, which may increase investors’ risk of loss. The returns earned by holders of the Trust’s Common Shares (“Common Shareholders”) who purchase their shares in this offering and sell their shares below net asset value will be reduced. This risk may be greater for investors who intend to sell their shares in a relatively short period after completion of the initial public offering.

Investing in the Trust’s Common Shares involves certain risks. See “Investment objectives, policies and risks” beginning on page      of this prospectus.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Price to public	Sales 1oad(1)	Proceeds to Trust(2)
Per share	$20.00	$0.90	$19.10
Total
Total assuming full exercise of the over-allotment option
(see notes on inside front cover page)

The underwriters are offering the Common Shares subject to various conditions and expect to deliver the Common Shares to purchasers on or about    , 2013

[           ]

i

(notes continued from previous page)

(1)           Eaton Vance (not the Trust) will pay a shareholder servicing fee to [   ] pursuant to a shareholder servicing agreement.  Eaton Vance (not the Trust) has agreed to pay a marketing and structuring fee to     .  Eaton Vance (not the Trust) also may pay certain qualifying underwriters additional compensation in connection with the offering.  The total compensation received by the Underwriters will not exceed 9.0% of the aggregate initial offering price of the Common Shares offered hereby.  See “Underwriting.”

(2)           In addition to the sales load, the Trust will pay offering costs of up to $0.04 per share, estimated to total approximately $     , which will reduce the “Proceeds to the Trust” (above). Eaton Vance or an affiliate has agreed to pay the amount by which the aggregate of all of the Trust’s offering costs (other than sales loads) exceed $0.04 per share. Eaton Vance or an affiliate has agreed to reimburse all organizational costs of the Trust.

(continued from previous page)

The Trust may invest in investment-grade as well as below-investment-grade/high yield debt and preferred instruments, including those of stressed and distressed issuers. The Trust will employ an active, opportunistic approach to allocation among multiple income-related sectors based on the Adviser’s assessment of income market conditions, credit and currency trends, relative valuation,  and other economic and market factors.

It is expected that the Trust normally will have an average portfolio duration, as calculated by the Adviser, of approximately 2-8 years.  Eaton Vance believes that a target duration in this range offers flexibility and the opportunity for above-average returns, while potentially limiting exposure to interest rate volatility and related risks. The Trust’s actual duration may be shorter or longer than the target range at any time or from time to time, depending on market conditions and other factors.

Portfolio Contents. The Trust will normally invest at least 80% of its assets in income-producing securities and other instruments.

The Trust will normally invest at least 50% of its net assets in debt obligations and instruments issued by corporations or other business entities.  Corporate debt obligations in which the Trust invests may be of varying maturities, issued by U.S. or international entities, including emerging market issuers, and may include fixed-, variable- and floating-rate bonds, debentures, notes and other types of corporate obligations, such as convertible debt obligations, bank loans and loan participations and assignments, payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers’ acceptances, stressed/special situation debt obligations, structured notes, hybrid preferreds and other hybrid instruments treated as debt for U.S. tax purposes.

The Trust may invest without limit in instruments of U.S. issuers and international (non-U.S.) issuers, included instruments traded principally outside the U.S., denominated in currencies other than the U.S. dollar or tied to emerging market countries. The Trust may also invest directly in foreign currencies, including emerging market currencies. The rate of interest on Trust investments may be fixed, floating or variable. The Trust may at times invest substantially in below-investment-grade obligations. The Trust may invest in obligations of stressed and distressed issuers, including issuers in default.

The Trust may also invest in common and preferred stocks of U.S. and non-U.S. companies that pay dividends.  In selecting such investments, the Trust primarily seeks dividend-paying common and preferred stocks that Eaton Vance believes may produce attractive levels of dividend income and which are, in the opinion of the Adviser, undervalued or inexpensive relative to other similar investments. For its investments in common stocks, the Trust also seeks to invest in securities that the Adviser believes have the potential for growth of income and capital appreciation over time. For its investments in preferred stocks, the Trust will also take into consideration the interest rate sensitivity of the investments and the Adviser’s interest rate expectations.

The Trust may utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Trust may purchase and sell securities and other instruments on a when-issued, delayed delivery or forward commitment basis.

The Trust may invest in instruments that have not been registered for public sale in the U.S. or a non-U.S. jurisdiction, including, without limitation, instruments eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or relevant provisions of applicable non-U.S. law, and instruments issued in private placements. The Trust may also invest in securities of other investment companies, including, without limitation, closed-end funds, exchange-traded funds (“ETFs”), and may invest in foreign ETFs. The Trust may invest in real estate investment trusts. The Trust may invest in issuers of any market capitalization, including companies with small and medium market capitalizations.

Below-investment-grade obligations are those that have been rated below investment-grade (i.e., Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”), BBB or lower by Standard & Poor’s Ratings Group (“S&P”) and BBB or lower by Fitch Ratings (“Fitch”)) by each of the national rating agencies that has issued a rating, or, if unrated, has been determined to be of below-investment-grade quality by Eaton Vance. Debt obligations of below-investment-grade quality generally involve higher credit and other risks.

Leverage. Following the completion of the initial public offering of the Trust’s common shares, the Trust intends, subject to then favorable market conditions, to add leverage to its portfolio by utilizing preferred shares, borrowings, such as through bank loans or commercial paper and/or other credit facilities, reverse repurchase agreements and/or dollar rolls, such that the leverage initially obtained represents approximately [30]% of the Trust’s total assets (including the amounts of leverage obtained through the use of such instruments). The Trust intends to utilize leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time (i.e., higher or lower than the anticipated approximate [30]% initial level noted above) based on Eaton Vance’s assessment of market conditions and other factors.

The Trust may also enter into transactions other than those noted above that may give rise to a form of leverage, including, among others, futures and forward contracts (including foreign currency exchange contracts), credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. Under normal market conditions, the Trust will limit its use of leverage from any combination of reverse repurchase agreements and/or dollar roll transactions (whether or not these instruments are covered), borrowings (i.e., loans or lines of credit from banks or other credit facilities), preferred shares and, to the extent described in this prospectus under the section entitled “Leverage,” credit default swaps, other swap agreements and futures contracts such that the assets attributable to the use of such leverage will not exceed [50]% of the Trust’s total assets (including, for purposes of the [50]% limit, the amounts of leverage obtained through the use of such instruments).

The Investment Company Act of 1940, as amended (“1940 Act”), and the rules and regulations promulgated thereunder, also generally limit the extent to which the Trust may utilize uncovered reverse repurchase agreements and borrowings, together with any other senior securities representing indebtedness, to 33 1/3% of the Trust’s total net assets at the time utilized.  However, to the extent reverse repurchase agreements and dollar roll transactions are covered by segregating liquid assets, such instruments will not constitute “senior securities” and will not be subject to the limitations of the 1940 Act.  See “Leverage.” By using leverage, the Trust will seek to obtain a higher return for holders of common shares than if the Trust did not use leverage. Leveraging is a speculative technique, and there are special risks and costs involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. See “Leverage” and “Principal Risks of the Trust—Leverage Risk.”

The Adviser.                                The Trust’s investment adviser is Eaton Vance Management (“Eaton Vance” or the “Adviser”). As of October 31, 2012, Eaton Vance and its affiliates managed approximately $199.5 billion of assets.

Exchange Listing.  The Trust intends to apply for listing of its Common Shares on the New York Stock Exchange under the ticker symbol “[  ].”

This prospectus sets forth concisely information you should know before investing in the Common Shares. Please read and retain this prospectus for future reference. A Statement of Additional Information dated   , 2013, has been filed with the SEC.  The Statement of Additional Information, annual and semi-annual reports to shareholders when available and other information about the Trust can be obtained without charge by calling 1-800-225-6265, by writing to the Trust at the address below or from the Trust’s website (http://www.eatonvance.com).  A table of contents to the Statement of Additional Information is located at page    of this prospectus. This prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information is available along with other Trust-related materials: at the SEC’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the reference room); from the EDGAR database on the SEC’s internet site (http://www.sec.gov); upon payment of copying fees by writing to the SEC’s public reference section, Washington, DC 20549-0102; or by electronic mail at publicinfo@sec.gov. The Trust’s address is Two International Place, Boston, Massachusetts 02110 and its telephone number is 1-800-225-6265.

The Trust's Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any governmental agency.

The underwriters named in the prospectus may purchase up to     additional Common Shares from the Trust under certain circumstances.

You should rely only on the information contained or incorporated by reference in this prospectus. The Trust has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Trust is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The Trust will notify Common Shareholders promptly of any material change to this prospectus during the period the Trust is required to deliver the prospectus. The Trust’s business, financial condition and results of operations may have changed since the date of this prospectus.

Until      , 2013 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

TABLE OF CONTENTS

Prospectus summary
Trust expenses
The Trust
Use of proceeds
Investment objectives, policies and risks
Management of the Trust
Determination of net asset value
Distributions
Federal income tax matters
Dividend reinvestment plan
Description of capital structure
Underwriting
Custodian and transfer agent
Legal opinions
Reports to shareholders
Independent registered public accounting firm
Additional information
Table of contents of the Statement of Additional Information
The Trust’s privacy policy

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v

Prospectus summary

The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this prospectus and the Statement of Additional Information.

THE TRUST

Eaton Vance Multi-Sector Income Trust (the “Trust”) is a newly organized, non-diversified, closed-end management investment company. The Trust offers shareholders the opportunity to receive current income and realize capital appreciation through investment in a professionally managed multi-sector income portfolio.  Investments are based on the research, trading and portfolio management of the Trust’s investment adviser, Eaton Vance Management (“Eaton Vance” or the “Adviser”), which generally are not available to individual investors. The Trust’s net asset value and distribution rate will vary and may be affected by several factors.  An investment in the Trust may not be appropriate for all investors. There is no assurance that the Trust will achieve its investment objectives.

THE OFFERING

The Trust is offering          common shares of beneficial interest (the “Common Shares”), par value $0.01 per Share, through a group of underwriters (the “Underwriters”) led by [   ], [  ] , [  ] , and  [  ]. The Underwriters have been granted an option by the Trust to purchase up to [  ] additional Common Shares solely to cover over-allotments, if any. The initial public offering price is $20.00 per Share. The minimum purchase in this offering is 100 Common Shares ($2,000). See “Underwriting.” Eaton Vance or an affiliate has agreed to pay the amount by which the aggregate of all of the Trust’s offering costs (other than the sales load) exceed $0.04 per Share.  Eaton Vance or an affiliate has agreed to reimburse all organizational costs of the Trust.

INVESTMENT OBJECTIVES AND POLICIES

Investment objectives

The Trust’s primary investment objective is to seek current income, with capital appreciation as a secondary objective. No assurance can be given that the Trust’s investment objectives will be achieved.

The Trust intends to invest primarily in income-producing securities and other instruments and to allocate its assets opportunistically across multiple income markets globally.  Income-producing securities and other instruments in which the Trust may invest include, but are not limited to, corporate debt, mortgage-related and other asset-backed securities, government and sovereign debt, municipal securities, bank loans and loan participations, including senior secured, "second lien" secured and other types of secured and unsecured loan obligations, other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers and dividend-paying common and preferred stocks of domestic and foreign issuers. The Trust’s investment adviser, Eaton Vance Management (“Eaton Vance” or the “Adviser”), has broad discretion to allocate the Trust’s assets among these investment categories.  The types of securities and instruments in which the Trust may invest are summarized under “—Portfolio Contents” below. The Trust cannot assure you that it will achieve its investment objectives, and you could lose all of your investment in the Trust.

Portfolio parameters

Active Management. The Trust utilizes an active approach to selecting its investments and managing allocations across multiple income markets, based on the Adviser’s assessment of income market conditions, credit and currency trends, relative valuation and other economic and market factors. Eaton Vance selects particular investments for the Trust by employing bottom-up fundamental analysis, credit research, supply and demand analysis, and yield curve analysis. The Trust’s multi-sector approach gives Eaton Vance the flexibility to seek opportunity across a range of income market sectors, credits and maturities.

Credit Quality. The Trust may at times invest substantially in obligations that have been rated below investment-grade (i.e., Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”), BBB or lower by Standard & Poor’s Ratings Group (“S&P”) and BBB or lower by Fitch Ratings (“Fitch”)) by each of the national rating agencies that has issued a rating, or, if unrated, has been determined to be of below-investment-grade quality by Eaton Vance. Debt obligations of below-investment-grade quality generally involve higher credit and other risks. These risks include greater sensitivity to a general economic downturn, greater market price volatility and less secondary market trading. The Trust may invest in below-investment-grade obligations of any quality, including stressed and distressed issues and those in default.  Debt instruments in the lowest investment-grade category also may be considered to possess speculative characteristics. The Trust may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

Independent Credit Analysis. Although the Adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by a rating agency (such as Fitch, Moody’s or S&P). In evaluating the quality of a particular security or instrument, whether rated or unrated, the Adviser will normally take into consideration, among other things, the issuer's financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects.  In determining whether to retain or sell such an investment, the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such investment, the price at which such investment could be sold and the rating, if any, assigned to such investment by other rating agencies..

Duration Management. It is expected that the Trust normally will have an average portfolio duration, as calculated by the Adviser, of approximately 2-8 years. Eaton Vance believes that a target duration in this range offers flexibility and the opportunity for above-average returns, while potentially limiting exposure to interest rate volatility and related risks. The Trust’s actual duration may be shorter or longer than the target range at any time or from time to time, depending on market conditions and other factors. Duration measures the time-weighted expected cash flows of an income instrument, which influences how the instrument changes in value in response to changes in the general level of interest rates. Instruments with longer durations tend to be more sensitive to interest rate changes than those with shorter durations. The Trust may have a negative duration from time to time, which would potentially benefit the portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling market interest rates. The Adviser may also utilize certain strategies, including investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, to adjust the interest rate sensitivity of the Trust’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Diversification. The Trust is a “non-diversified” investment company in that it may invest a greater percentage of its assets in the securities of a single issuer than investment companies that are “diversified.” See “Principal Risks of the Trust—Issuer Non-Diversification Risk.”

Portfolio contents. The Trust will normally invest at least 80% of its assets in income-producing securities and other instruments (the “80% policy”). The Trust’s investments in derivatives and other synthetic instruments that have economic characteristics similar to debt instruments will be counted toward satisfaction of this 80% policy.

The Trust will normally invest at least 50% of its net assets in debt obligations and instruments issued by corporations or other business entities.  Corporate debt obligations in which the Trust invests may be of varying maturities, issued by U.S. or international entities, including emerging market issuers, and may include fixed-, variable- and floating-rate bonds, debentures, notes and other types of corporate obligations, such as convertible debt obligations, bank loans and loan participations and assignments, payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers’ acceptances, stressed/special situation debt securities, structured notes, hybrid preferreds and other hybrid instruments treated as debt for U.S. tax purposes. Certain corporate debt obligations, such as convertible bonds, may include the right to participate in equity appreciation. The Trust’s investments in derivatives and other synthetic instruments that have economic characteristics similar to corporate obligations will be counted toward satisfaction of this policy.

The Trust may invest without limit in instruments of U.S. issuers and international (non-U.S.) issuers, included instruments traded principally outside the U.S., denominated in currencies other than the U.S. dollar or tied to emerging market countries. The Trust may also invest directly in foreign currencies, including emerging market currencies.

The Trust’s investments in debt obligations may include, without limitation, bonds, debentures, notes, and other debt obligations of U.S. and foreign corporate and other issuers, including commercial paper; mortgage-related and any other type of asset-backed securities issued on a public or private basis; U.S. Government securities; obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt obligations issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); payment-in-kind securities; zero-coupon bonds; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; catastrophe bonds and other event-linked bonds; credit-linked notes; structured credit products; bank loans (including, among others, senior loans, delayed funding loans, revolving credit facilities and loan participations and assignments, second lien loans, other secured loans, unsecured loans, and private debt instruments); preferred securities; convertible debt obligations (i.e., debt obligations that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt obligations (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible obligations, (i.e., an income-producing security and the right to acquire an equity security); and bank certificates of deposit, fixed time deposits and bankers’ acceptances. The rate of interest on Trust investments may be fixed, floating or variable. The Trust may at times invest substantially in below-investment-grade obligations. The Trust may invest in obligations of stressed and distressed issuers, including issuers that are in default.

The Trust may also invest in common and preferred stocks of U.S. and non-U.S. companies that pay dividends.  In selecting such investments, the Trust primarily seeks dividend-paying common and preferred stocks that Eaton Vance believes may produce attractive levels of dividend income and which are, in the opinion of the Adviser, undervalued or inexpensive relative to other similar investments. For its investments in common stocks, the Trust also seeks to invest in securities that the Adviser believes have the potential for growth of income and capital appreciation over time. For its investments in preferred stocks, the Trust will also take into consideration the interest rate sensitivity of the investments and the Adviser’s interest rate expectations.

The Trust may utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Trust may purchase and sell securities and other instruments on a when-issued, delayed delivery or forward commitment basis.

The Trust may invest in instruments that have not been registered for public sale in the U.S. or a non-U.S. jurisdiction, including, without limitation, instruments eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or relevant provisions of applicable non-U.S. law, and instruments issued in private placements. The Trust may also invest in securities of other investment companies, including, without limitation, closed-end funds, exchange-traded funds (“ETFs”), and may invest in foreign ETFs. The Trust may invest in real estate investment trusts (“REITs”). The Trust may invest in issuers of any market capitalization, including companies with small and medium market capitalizations.

The Trust may hold, without limit, investments that are illiquid (i.e., cannot be disposed of within seven days in the ordinary course of business at approximately the value at which valued by the Trust).

LISTING

The Trust intends to apply for listing of its Common Shares on the New York Stock Exchange under the symbol “[   ]”.

LEVERAGE

Following the completion of the initial public offering of the Trust’s common shares, the Trust intends, subject to then favorable market conditions, to add leverage to its portfolio by utilizing preferred shares, borrowings, such as through bank loans or commercial paper and/or other credit facilities, reverse repurchase agreements and/or dollar rolls such that the leverage initially obtained represents approximately [30]% of the Trust’s total assets (including the amounts of leverage obtained through the use of such instruments). The Trust intends to utilize reverse repurchase agreements, dollar rolls, borrowings and other forms of leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time (i.e., higher or lower than the anticipated approximate [30]% initial level noted above) based on Eaton Vance’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. See “Principal Risks of the Trust—Segregation and Coverage Risk.”

The Trust may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. Under normal market conditions, the Trust will limit its use of leverage from any combination of (i) reverse repurchase agreements or dollar roll transactions (whether or not these instruments are covered as discussed below), (ii) borrowings (i.e., loans or lines of credit from banks or other credit facilities), (iii) issuance of preferred shares, and (iv) to the extent described below, credit default swaps, other swap agreements and futures contracts (whether or not these instruments are covered with segregated assets as discussed below) such that the assets attributable to the use of such leverage will not exceed [50]% of the Trust’s total assets (including, for purposes of the [50]% limit, the amounts of leverage obtained through the use of such instruments) (the “[50]% policy”). For these purposes, assets attributable to the use of leverage from credit default swaps, other swap agreements and futures contracts will be determined based on the current market value of the instrument if it is cash settled or based on the notional value of the instrument if it is not cash settled. In addition, assets attributable to credit default swaps, other swap agreements or futures contracts will not be counted towards the [50]% policy to the extent that the Trust owns offsetting positions or enters into offsetting transactions.

The net proceeds the Trust obtains from reverse repurchase agreements, dollar rolls or other forms of leverage utilized will be invested in accordance with the Trust’s investment objectives and policies as described in this prospectus. So long as the rate of return, net of applicable Trust expenses, on the investments purchased by the Trust exceeds the costs to the Trust of the leverage it utilizes, the investment of the Trust’s net assets attributable to leverage will generate incremental return for the Trust.

Whenever the net return on Trust assets purchases with leverage is less than the cost of the associated leverage, the Trust’s rate of return will be reduced.

The Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “1940 Act”), generally prohibits the Trust from engaging in most forms of leverage (including the use of reverse repurchase agreements, dollar rolls, bank loans, commercial paper or other credit facilities, credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, to the extent that these instruments are not covered as described below) unless immediately after the issuance of the leverage the Trust has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of the Trust’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Trust’s total net assets, including assets attributable to such leverage). The Trust may (but is not required to) cover its commitments under reverse repurchase agreements, dollar rolls, derivatives and certain other instruments by the segregation of liquid assets, or by entering into offsetting transactions or owning positions covering its obligations. To the extent that certain of these instruments are so covered, they will not be considered “senior securities” under the 1940 Act and therefore will not be subject to the 1940 Act 300% asset coverage requirement otherwise applicable to forms of leverage used by the Trust. However, reverse repurchase agreements, dollar rolls and other such instruments, even if covered, may represent a form of economic leverage and create special risks. The use of these forms of leverage increases the volatility of the Trust’s investment portfolio and could result in larger losses to Common Shareholders than if these strategies were not used. See “Principal Risks of the Trust—Leverage Risk.” To the extent that the Trust engages in borrowings, it may prepay a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default.

Leveraging is a speculative technique and there are special risks and costs involved. There is no assurance that the Trust will utilize reverse repurchase agreements, dollar rolls or borrowings, issue preferred shares or utilize any other forms of leverage (such as the use of derivatives strategies). If used, there can be no assurance that the Trust’s leveraging strategies will be successful or result in a higher yield on your Common Shares. When leverage is used, the net asset value and market price of the Common Shares and the yield to Common Shareholders will be more volatile. See “Principal Risks of the Trust—Leverage Risk.” In addition, interest and other expenses borne by the Trust with respect to its use of reverse repurchase agreements, dollar rolls, borrowings or any other forms of leverage are borne by the Common Shareholders and result in a reduction of the net asset value of the Common Shares. In addition, because the fees received by the Adviser are based on the total managed assets of the Trust (including any assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding), the Adviser has a financial incentive for the Trust to use certain forms of leverage (e.g., reverse repurchase agreements, dollar rolls, borrowings and preferred shares), which may create a conflict of interest between the Adviser, on the one hand, and the Common Shareholders, on the other hand.

Please see “Leverage” and “Principal Risks of the Trust—Leverage Risk” in the body of this prospectus for additional information regarding leverage and related risks.

INVESTMENT ADVISER AND ADMINISTRATOR

Eaton Vance, a direct wholly-owned subsidiary of Eaton Vance Corp., is the Trust’s investment adviser and administrator. As of October 31, 2012, Eaton Vance and its affiliates managed approximately $199.5 billion of assets. See “Management of the Trust.”

DIVIDEND REINVESTMENT PLAN

The Trust has established a dividend reinvestment plan (the “Plan”). Under the Plan, unless a Common Shareholder elects to receive distributions in cash, all distributions will be automatically reinvested in additional Common Shares, either purchased in the open market or newly issued by the Trust if the Common Shares are trading at or above their net asset value. Common Shareholders who intend to hold their Common Shares through a broker or nominee should contact such broker or nominee regarding the Plan. See “Dividend reinvestment plan.”

DISTRIBUTIONS

The Trust intends to pay regular monthly distributions to Common Shareholders from its net investment income, net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) and other sources. Distributions to Common Shareholders cannot be assured, and the amount of each distribution may vary. The tax treatment and characterization of the Trust’s distributions may vary substantially over time because of the nature of the Trust’s investments. Initial distributions to Common Shareholders are expected to be declared approximately 45 days and are expected to be paid approximately 60 days after the completion of this offering.

To the extent that the Trust’s net investment income for any year exceeds the total monthly distributions paid during the year, the Trust will make a special distribution at or near year-end of such excess amount as may be required. At least annually, the Trust intends to distribute any net capital gain not previously distributed or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Trust’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a tax credit or refunded for their attributable share of the tax paid on such gain by the Trust. The Trust may treat the cash value of tax credit and refunded amounts in connection with retained capital gain as a substitute for equivalent cash distributions.

If, for any calendar year, the total distributions made exceed the Trust’s net investment income and net capital gain, the excess generally will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares. The amount treated as a tax-free return of capital will reduce the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Common Shares. Distributions in any year may include a substantial return of capital component. Under the Investment Company Act of 1940, as amended (the “1940 Act”), for any distribution that includes amounts from sources other than net income, the Trust is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts.

CLOSED-END STRUCTURE

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset inflows and outflows that can complicate their portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities, and to utilize leverage. However, shares of closed-end funds frequently trade at a discount from their net asset value. In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Common Shareholders, the Trust’s Board, in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount. The Board might consider open market repurchases or tender offers for Common Shares at net asset value. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Share. The Board might also consider the conversion of the Trust to an open-end management investment company. The Board believes, however, that the closed-end structure is desirable, given the Trust’s investment objectives and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Trust to an open-end management investment company.   Although the Trust has no current intention to issue preferred shares, investors should note that any possible future issuance of preferred shares to provide leverage could make a conversion to open-end form more difficult due to the voting rights of preferred shareholders, the costs of redeeming preferred shares and other factors. See “Description of capital structure.”

SPECIAL RISK CONSIDERATIONS

No Prior History

The Trust is a newly organized, non-diversified, closed-end management investment company with no history of operations.

Investment and market risk

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions

Asset Allocation Risk

The Trust’s investment performance depends upon how its assets are allocated and reallocated. A principal risk of investing in the Trust is that Eaton Vance may make less than optimal or poor asset allocation decisions. Eaton Vance employs an active approach to allocation among multiple income market sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that Eaton Vance will focus on types of income investments that perform poorly or underperform other income investments under various market conditions. You could lose money on your investment in the Trust as a result of these allocation decisions.

Issuer Risk

The value of debt obligations and other income instruments may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Non-Diversification Risk

The Trust is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the debt obligations and other income instruments of a single issuer or a limited number of issuers than funds that are “diversified.” Accordingly, the Trust is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Some of the issuers in which the Trust invests may also present substantial credit or other risks. The Trust will be subject to similar risks to the extent that it enters into derivative transactions with a limited number of counterparties.

Management Risk

The Trust is subject to management risk because it is an actively managed portfolio. Eaton Vance and the individual portfolio managers invest the assets of the Trust as they deem appropriate in implementing the Trust’s investment strategy. Accordingly, the success of the Trust depends upon the investment skills and analytical abilities of Eaton Vance and the individual portfolio managers to develop and effectively implement strategies to achieve the Trust’s investment objective.

Interest rate and income risk

The prices of fixed-rate instruments held by the Trust will tend to fall as interest rates rise. Conversely, when interest rates decline, the value of fixed-rate instruments held by the Trust can be expected to rise. In typical market interest rate environments, the prices of longer-term fixed-rate instruments tend to fluctuate more in price in response to changes in market interest rates than prices of shorter-term fixed-rate instruments.

Credit Risk

Credit risk is the risk that one or more income instruments in the Trust’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer experiences a decline in its financial status. In general, lower rated bonds carry a greater risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Trust’s distributions. Changes by a rating agency in its ratings of a instruments may also affect the value of the Trust’s investments.

Mortgage-Related and Other Asset-Backed Securities Risk

The Trust may invest in a variety of mortgage-related and other asset-backed securities issued by government agencies or other governmental entities or by private originators or issuers. MBS represent participation interests in pools of adjustable and fixed-rate mortgage loans. MBS may be issued by the U.S. Government (or one of its agencies or instrumentalities) or privately issued but collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. Government, or its agencies or instrumentalities. Under certain interest and prepayment rate scenarios, the Trust may fail to recover the full amount of its investment in MBS, notwithstanding any direct or indirect governmental or agency guarantee. For premium bonds, prepayment risk may be enhanced. In a rising interest rate environment, a declining prepayment rate will extend the average life of many MBS (often referred to as extension risk), which increases the risk of depreciation due to future increases in market interest rates.

Mortgage Market/Subprime Risk

The mortgage markets in the United States and in various foreign countries have experienced extreme difficulties over the past few years that may adversely affect the performance and market value of certain of the Trust’s mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien mortgage loans) generally have increased during that period and may continue to increase, and a decline in or flattening of housing and other real property values may exacerbate such delinquencies and losses.

Below-investment-grade investment risk

The Trust may invest significantly in debt obligations that, at the time of investment, are rated below investment grade or unrated and deemed by the Adviser to be of below investment grade quality.   Such

obligations are commonly called “junk bonds” and will have speculative characteristics in varying degrees.  While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions.  Below investment grade debt obligations involve a greater degree of credit, interest rate and market risk than investment grade debt obligations.  Below investment grade debt obligations are subject to a greater risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. Below investment grade debt obligations are considered predominantly speculative because of the credit risk of their issuers. Issuers of below investment grade debt obligations are more likely to default on their payments of interest and principal owed to the Trust, and such defaults will reduce the Trust’s net asset value and income distributions. Adverse economic conditions generally lead to a higher non-payment rate; and below investment grade debt obligations may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates.

Distressed Obligations Risk

Distressed obligations are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Trust will generally not receive interest payments on the distressed obligations and may incur costs to protect its investment. In addition, distressed obligations involve the substantial risk that principal will not be repaid. These investments may present a substantial risk of default or may be in default at the time of investment. It may be more difficult to value such investments and the spread between their bid and asked prices may be greater than expected.

Municipal bond market risk

Investing in the municipal bond market involves certain risks. Certain Trust investments may not be not be registered with the Securities and Exchange Commission (“SEC”) or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about the municipal obligations in the Trust’s portfolio is generally less than for corporate equities or bonds, and the investment performance of the Trust may therefore be more dependent on the analytical abilities of Eaton Vance.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, future legislation or regulation could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal obligations might seek protection under the bankruptcy laws, which may cause the Trust to experience delays in collecting principal and interest to which it is entitled, and obtain only a limited recovery. To enforce its rights in the event of default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets securing the issuer’s obligations on such investments, which may increase the Trust’s operating expenses. Any income derived from the Trust’s ownership or operation of such assets may not be tax-exempt.  Current economic conditions may increase these risks.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. Deflation risk is the risk that prices throughout the economy decline over time − the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Trust's investments.

Inflation-Indexed Security Risk

Inflation-indexed bonds are fixed-income obligations the principal value of which is periodically adjusted according to the rate of inflation. Inflation-indexed bonds are issued by governments, their agencies or instrumentalities and corporations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, and therefore, the principal amount of such bonds cannot be reduced below par even during a period of deflation. However, the current market value of these bonds is not guaranteed and will fluctuate, reflecting the risk of changes in their yields. The interest rate for inflation-indexed bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements in the Consumer Price Index.

Senior Loan Risk

The risks associated with senior loans of below investment grade quality are similar to the risks of other below investment grade bonds.  Senior loans are typically senior and secured in contrast to below investment grade bonds, which are generally subordinated and unsecured. Senior loans' higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. The Trust's investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Trust, and such defaults could reduce the Trust's net asset value and income distributions. An economic downturn generally increases this risk.

Second lien loans risk

Second lien loans are subject to the same risks associated with investment in senior loans and below investment grade bonds. However, second lien loans are second in right of payment to senior loans and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans are expected to have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure.

Other secured loans risks

Secured loans other than senior loans and second lien loans are subject to the same risks associated with investment in senior loans, second lien loans and below investment grade bonds. However, such loans may rank lower in right of payment than any outstanding senior loans and second lien loans of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the higher ranking secured obligations of the borrower. Lower ranking secured loans are expected to have greater price volatility than senior loans and second lien loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in lower ranking secured loans, which would create greater credit risk exposure.

Unsecured Loans Risk

Unsecured loans are subject to the same risks associated with investment in senior loans, second lien loans, other secured loans and below investment grade bonds. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Unsecured loans are expected to have greater price volatility than senior loans, second lien loans and other secured loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in unsecured loans, which would create greater credit risk exposure.

Private Debt Investments Risk

The Trust may invest in privately issued secured and unsecured debt of both public and private companies. Private debt investments generally are of non-investment grade quality, frequently are unrated and present many of the same risks as investing in non-investment grade loans and below investment grade bonds. Investing in companies that do not publicly report financial and other material information, results in a greater degree of investment risk and reliance upon the Adviser's ability to obtain and evaluate applicable information concerning creditworthiness and other investment considerations.

Loan Participations Risk

The Trust may also purchase participations in the original syndicate making senior loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Trust may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Trust assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Trust intends to invest may not be rated by any nationally recognized rating service.

Call and Other Reinvestment Risk

If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Trust is likely to replace such called security with a lower yielding security., which could decrease the Trust’s dividends and possibly could affect the market price of Common Shares. Similar risks exist when the Trust invests the proceeds from matured or traded municipal obligations at market interest rates that are below the Trust’s current earnings rate.

Foreign Investment Risk

Investing in issues of companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, because foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements and regulatory measures, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation, currency blockage, political or social instability, or diplomatic developments, which could affect investments in those countries. Any of these actions could adversely affect prices of Trust investments held, impair the Trust’s ability to purchase or sell foreign instruments, or transfer the Trust’s assets or income back to the United States, or otherwise adversely affect Trust operations.  In the event of nationalization, expropriation or confiscation, the Trust could lose its entire investment in that country.

Emerging Markets Risks

The risks described under “Foreign Investments Risks” herein generally are heightened in connection with investments in emerging markets.  Also, investments in securities of issuers domiciled in countries with emerging capital markets may involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation or high rates of inflation; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit investment opportunities; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. Trading practices in emerging markets also may be less developed, resulting in inefficiencies relative to trading in more developed markets, which may result in increased transaction costs.

Foreign Currency Risk

The Trust's Common Shares are priced in U.S. dollars and the Trust's distributions are paid in U.S. dollars. To the extent the Trust's assets are denominated in currencies other than the U.S. dollar there is a risk that the value of such assets and/or the value of any distribution from such assets may decrease if the currency in which such assets or distributions are denominated falls in relation to the value of the U.S. dollar. As measured in U.S. dollars, the value of assets denominated in foreign currencies may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention (or failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions.

Real Estate Risk

To the extent that the Trust invests in real estate related investments, including REITs or real-estate linked derivative instruments, it will be subject to the risks associated with owning real estate and with the real estate industry generally. Securities of companies in the real estate industry, such as REITs, are sensitive to factors, such as changes in: real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types. Investments in REITs may also be adversely affected by rising interest rates and result in the Trust’s payment of REIT expenses in addition to its own expenses.

U.S. Government Securities Risk

The Trust may invest in debt securities issued or guaranteed by agencies, instrumentalities and sponsored enterprises of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the issuing agency, instrumentality or enterprise.

Leverage Risk

The Trust’s use of leverage (as described under “Leverage” in the body of this prospectus) creates the opportunity for increased Common Share net income, but also creates special risks for Common Shareholders. Such risks include the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in leverage costs will affect income and return to Common Shareholders. To the extent the income derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Trust’s distributions may be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such proceeds are not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, Eaton Vance, in its best judgment, may nevertheless determine to maintain the Trust’s leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares, borrowings and other forms of leverage would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares.

Segregation and Coverage Risk

Certain portfolio management techniques, such as, among other things, using reverse repurchase agreements or dollar rolls, purchasing securities on a when-issued or delayed delivery basis, entering into swap agreements, futures contracts or other derivative transactions, or engaging in short sales, may be considered senior securities unless steps are taken to segregate the Trust’s assets or otherwise cover its obligations. To the extent required by SEC guidelines, if a transaction exposes the Trust to an obligation to another party it will either: (1) enter an offsetting (“covered”) position for the same type of financial asset; or (2) segregate cash or liquid securities on the books of either the custodian or the investment adviser with a value sufficient at all times to cover its potential obligations not covered. Assets used as cover or segregated cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management or the ability to meet redemption requests or other current obligations. The types of transactions that may require asset coverage include (but are not limited to) reverse repurchase agreements, repurchase agreements, short sales, securities lending, forward contracts, options, forward commitments, futures contracts, when-issued securities, swap agreements, residual interest bonds and participation in revolving credit facilities.

Derivatives Risk

The Trust may invest without limitation in derivative instruments (which are instruments that derive their value from another instrument, security or index).  The Trust may utilize a variety of derivative instruments (both long and short positions) for investment or risk management purposes and to gain exposure to securities markets in which it may invest (e.g., pending investment of the proceeds of this offering in individual securities, as well as on an ongoing basis). The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. Derivative transactions, including options on securities and securities indices and other transactions in which the Trust may engage (such as futures contracts and options thereon, swaps and short sales), may subject the Trust to increased risk of principal loss due to unexpected movements in securities prices and interest rates, and imperfect correlations between the Trust's securities holdings and indices upon which derivative transactions are based. Derivatives can be illiquid, may disproportionately increase losses, and may have a potentially large impact on the Trust's performance. The Trust also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts entered into by the Trust. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Trust may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding.

Counterparty Risk

Changes in the credit quality of the companies that serve as the Trust’s counterparties with respect to its derivatives positions and liquidity providers for the Trust’s residual interest bonds or other investments supported by another party’s credit will affect the value of those instruments. By using derivatives or other instruments that expose the Trust to counterparties, the Trust assumes the risk that its counterparties could experience future financial hardship.

Equity Securities Risk

The Trust may invest in the equity securities of domestic and foreign issuers, including the common stock and preferred stock of such issuers.  Common stock normally occupies the most subordinated position in an issuer’s capital structure. Returns on common stock investments consist of any dividends received plus the amount of appreciation or depreciation in the value of the stock. Although common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concerns about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real value during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks.

Preferred stock represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer's common stock. As such, preferred stock is inherently more risky than the bonds and loans of the issuer, but less risky than its common stock. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip (in the case of "non-cumulative" preferred stocks) or defer (in the case of "cumulative" preferred stocks) dividend payments. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers' call.

Capitalization Risk

The general risks associated with debt instruments or equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Small capitalization companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities, their values may fluctuate more sharply than other securities, and they may have limited liquidity.

Other Investment Companies Risk

The Trust may, subject to the limitations of the 1940 Act, invest in the securities of other investment companies, including other closed-end funds. Such securities may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. The Trust, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees, in addition to the direct expenses of the Trust’s own operations.

The Trust may invest in the securities of ETFs, to the extent permitted by law. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis. The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility. Investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities. Typically, the ETF bears its own operational expenses, which are deducted from its assets. To the extent that the Trust invests in ETFs, the Trust must bear these expenses in addition to the expenses of its own operation.

Risk of Regulatory Changes

To the extent that legislation or national or sub-national bank or other regulators in the U.S. or relevant foreign jurisdiction impose additional requirements or restrictions on the ability of certain financial institutions to make loans, particularly in connection with highly leveraged transactions, the availability of investments sought after by the Trust may be reduced. Further, such legislation or regulation could depress the market value of investments held by the Trust. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to Eaton Vance and the portfolio managers in connection with managing the Trust and may also adversely affect the ability of the Trust to achieve its investment objectives.

Liquidity Risk

[The Trust may invest without limit in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Trust has valued the securities).] Many of the Trust’s investments may be illiquid. Illiquid securities include securities legally restricted as to resale, and may include commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the investment adviser pursuant to procedures adopted by the Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. Even if determined to be liquid, Rule 144A securities may increase the level of portfolio illiquidity if eligible buyers become uninterested in purchasing such securities. It may be difficult to sell illiquid securities at a price representing fair value until such time as the securities may be sold publicly. It also may be more difficult to determine the fair value of such securities for purposes of computing the Trust’s net asset value. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Trust may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Trust also may acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities that are in addition to applicable legal restrictions. Such restrictions might prevent the sale of such securities at a time when such sale would otherwise be desirable.

Tax Risk

The Trust intends to elect to be treated as a “regulated investment company” under the Code and intends each year to qualify and be eligible to be treated as such. If the Trust qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, distributed (or deemed distributed, as described below) to shareholders, provided that, for each taxable year, the Trust distributes (or is treated as distributing) to its shareholders an amount equal to or exceeding 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses). The Trust intends to distribute all or substantially all of its investment company taxable income and net capital gain each year. In order for the Trust to qualify as a regulated investment company in any taxable year, the Trust must meet certain asset diversification tests and at least 90% of its gross income for such year must be certain types of qualifying income. Foreign currency gains will generally be treated as qualifying income for purposes of the 90% gross income requirement. However, the U.S. Treasury Department has authority to issue regulations in the future that could treat some or all of the Trust’s foreign currency gains as non-qualifying income, thereby jeopardizing the Trust’s status as a regulated investment company for all years to which the regulations are applicable.

Anti-Takeover Provisions

The Trust’s Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Trust or to change the composition of the Board. See “Description of capital structure — Anti-Takeover Provisions in the Declaration of Trust.”

Summary of Trust expenses

The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The following table assumes the Trust incurs maximum allowable leverage of [  ]% of gross assets in the form of reverse repurchase agreements, and shows Trust expenses as a percentage of net assets attributable to the Common Shares.

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)	4.50%
Expenses borne by the Trust	0.20%	(1)(2)
Dividend reinvestment plan fees	None	(3)

Percentage of Net Assets Attributable to Common Shares Assuming Leverage as Described Above(4)
Annual expenses
Investment advisory fee (4, 5)	[ ]%
Other expenses (6) (total including interest expense (7))	[ ]%
Interest Payments on Borrowed Funds (7)	[ ]%
Other expenses (excluding interest expense) (6)	[ ]%
Total annual expenses	[ ]%
________________

(1)
Eaton Vance or an affiliate has agreed to pay the amount by which the aggregate of all of the Trust’s offering costs (other than sales loads) exceed $0.04 per Common Share (0.20% of the offering price).  Eaton Vance or an affiliate has agreed to reimburse all organizational costs of the Trust.

(2)
[Eaton Vance (not the Trust) will pay a shareholder servicing fee to [  ] pursuant to a shareholder servicing agreement.  Eaton Vance (not the Trust) has agreed to pay a marketing and structuring fee to [  ]. Eaton Vance (not the Trust) also may pay certain qualifying underwriters additional compensation in connection with the offering. See “Underwriting”.]

(3)	You will be charged a $5.00 service charge and pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.

(4)
The Trust anticipates initially incurring economic leverage in the form of reverse repurchase agreements.  The fee table assumes in the calculation of the investment advisory fee that the Trust incurs the maximum allowable leverage of [  ]% of gross assets.  Stated as a percentage of net assets attributable to Common Shares assuming no Interest Expenses on the economic effects of leverage from investment in residual interest bonds, the Trust’s expenses would be as follows:

Percentage of Net Assets Attributable to Common Shares (Assuming No Leverage)
Annual Expenses
Investment Advisory Fee	[ ]%
Other Expenses	[ ]%
Total Annual Expenses	[ ]%

(5)	The investment advisory fee is [ ]% of the Trust’s average daily gross assets up to $[ ], and [ ]% of the Trust’s average daily gross assets in excess of $[ ].

(6)
The Other Expenses shown in the table are based on estimated amounts for the Trust’s first year of operations and assume that the Trust issues approximately [  ] Common Shares.  If the Trust issues fewer Common Shares, these expenses generally would increase. See “Management of the Trust” and “Dividend reinvestment plan.”

(7)
Assumes the use of leverage in the form of reverse repurchase agreements representing [  ]% of the Fund’s total assets (including the amounts of leverage obtained through the use of such instruments) at an annual interest rate cost to the Fund of [—]%, which is based on current market conditions. See “Leverage—Effects of Leverage.” The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of reverse repurchase agreements, dollar rolls and/or borrowings and variations in market interest rates. Interest expense is required to be treated as an expense of the Fund for accounting purposes. Any associated income or gains (or losses) realized from leverage obtained through such instruments is not reflected in the Annual Expenses table above, but would be reflected in the Fund’s performance results.

EXAMPLE

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares (including the sales load of $45.00 and estimated offering expenses of this offering of $2.00), assuming (i) total annual expenses of [  ]% of net assets attributable to Common Shares and (ii) a 5% annual return(1)(2):

1 Year	3 Years	5 Years	10 Years
$[ ]	$[ ]	$[ ]	$[ ]

The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.

_________________

(1)
The example assumes that the estimated “Other expenses” set forth in the annual expenses table are accurate, and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Trust’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(2)
Based on the assumptions noted above and in footnote 1 but excluding the interest expenses from the economic effects of leverage from investment in residual interest bonds, you would pay the following expenses on a $1,000 investment in Common Shares:

1 Year	3 Years	5 Years	10 Years
$[ ]	$[ ]	$[ ]	$[ ]

The Trust

Eaton Vance Multi-Sector Income Trust (the “Trust) is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated November 26, 2012 and filed with the Secretary of the Commonwealth on such date (the “Declaration of Trust”).  The Trust has no operating history. The Trust’s principal office is located at Two International Place, Boston, Massachusetts 02110 and its telephone number is 1-800-225-6265.  The Trust’s investment adviser is Eaton Vance Management (“Eaton Vance” or the “Adviser”).

This prospectus relates to the initial public offering of the Trust’s common shares of beneficial interest (the “Common Shares”), par value $0.01 per Share). See “Underwriting.”

Use of proceeds

The net proceeds of this offering of the Trust’s Common Shares will be approximately $     ($     if the underwriters exercise the overallotment option in full) after payment of the sales load and offering costs (other than the sales load) expected to be approximately $0.04 per share. The net proceeds of the offering will be invested in accordance with the Trust’s investment objectives and policies (as stated below) as soon as practicable after completion of the offering. The Trust currently anticipates being able to do so within three months after the completion of the offering. Pending investment of the net proceeds in accordance with the Trust’s investment objectives and policies, the Trust will invest in high-quality, short-term debt obligations, cash and/or cash equivalents. Investors should expect, therefore, that before the Trust has fully invested the proceeds of the offering in accordance with its investment objectives and policies, the Trust would earn interest income at a modest rate. If the Trust’s investments are delayed, the first planned distribution could consist principally of a return of capital.

Investment objectives, policies and risks

INVESTMENT OBJECTIVES

The Trust’s primary investment objective is to seek current income, with capital appreciation as a secondary objective. No assurance can be given that the Trust’s investment objectives will be achieved.

The Trust intends to invest primarily in income-producing securities and other instruments and to allocate its assets opportunistically across multiple income markets globally.  Income-producing securities and other instruments in which the Trust may invest include, but are not limited to, corporate debt, mortgage-related and other asset-backed securities, government and sovereign debt, municipal securities, bank loans and loan participations, including senior secured, "second lien" secured and other types of secured and unsecured loan obligations, other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers, and dividend-paying common and preferred stocks of domestic and foreign issuers.  Eaton Vance has broad discretion to allocate the Trust’s assets among these investment categories.  The types of securities and instruments in which the Trust may invest are summarized under “—Portfolio Contents” below. The Trust cannot assure you that it will achieve its investment objectives, and you could lose all of your investment in the Trust.

PRIMARY INVESTMENT POLICIES

Active Management. The Trust utilizes an active approach to selecting its investments and managing allocations across multiple income markets, based on the Adviser’s assessment of income market conditions, credit and currency trends, relative valuation and other economic and market factors. Eaton Vance selects particular investments for the Trust by employing bottom-up fundamental analysis, credit research, supply and demand analysis, and yield curve analysis. The Trust’s multi-sector approach gives Eaton Vance the flexibility to seek opportunity across a range of income market sectors, credits and maturities.

Credit Quality. The Trust may at times invest substantially in obligations that have been rated below investment-grade (i.e., Baa or lower by Moody’s, BBB or lower by S&P and BBB or lower by Fitch) by each of the national rating agencies that has issued a rating, or, if unrated, has been determined to be of below-investment-grade quality by Eaton Vance. Debt obligations of below-investment-grade quality generally involve higher credit and other risks. These risks include greater sensitivity to a general economic downturn, greater market price volatility and less secondary market trading. The Trust may invest in below-investment-grade obligations of any quality, including stressed and distressed issues and those in default.  Debt instruments in the lowest investment-grade category also may be considered to possess speculative characteristics. The Trust may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

Independent Credit Analysis. Although the Adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by a rating agency (such as Fitch, Moody’s or S&P). In evaluating the quality of a particular security or instrument, whether rated or unrated, the Adviser will normally take into consideration, among other things, the issuer's financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects.  In determining whether to retain or sell such an investment, the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such investment, the price at which such investment could be sold and the rating, if any, assigned to such investment by other rating agencies..

Duration Management. It is expected that the Trust normally will have an average portfolio duration, as calculated by the Adviser, of approximately 2-8 years. Eaton Vance believes that a target duration in this range offers flexibility and the opportunity for above-average returns, while potentially limiting exposure to interest rate volatility and related risks. The Trust’s actual duration may be shorter or longer than the target range at any time or from time to time, depending on market conditions and other factors. Duration measures the time-weighted expected cash flows of an income instrument, which influences how the instrument changes in value in response to changes in the general level of interest rates. Instruments with longer durations tend to be more sensitive to interest rate changes than those with shorter durations. The Trust may have a negative duration from time to time, which would potentially benefit the portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling market interest rates. The Adviser may also utilize certain strategies, including investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, to adjust the interest rate sensitivity of the Trust’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Diversification. The Trust is a “non-diversified” investment company in that it may invest a greater percentage of its assets in the securities of a single issuer than investment companies that are “diversified.” See “Principal Risks of the Trust—Issuer Non-Diversification Risk.”

PORTFOLIO CONTENTS

The Trust will normally invest at least 80% of its assets in income-producing securities and other instruments (the “80% policy”). The Trust’s investments in derivatives and other synthetic instruments that have economic characteristics similar to debt instruments will be counted toward satisfaction of this 80% policy.  The Trust will provide Common Shareholders at least 60 days prior notice of any change in the 80% policy.

The Trust will normally invest at least 50% of its net assets in debt securities and instruments issued by corporations or other business entities.  Corporate debt obligations in which the Trust invests may be of varying maturities, issued by U.S. or international entities, including emerging market issuers, and may include fixed-, variable- and floating-rate bonds, debentures, notes and other types of corporate obligations, such as convertible debt obligations, bank loans and loan participations and assignments, payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits, bankers’ acceptances, stressed/special situation debt securities, structured notes, hybrid preferreds and other hybrid instruments treated as debt for U.S. tax purposes. Certain corporate debt obligations, such as convertible bonds, may include the right to participate in equity appreciation. The Trust’s investments in derivatives and other synthetic instruments that have economic characteristics similar to corporate obligations will be counted toward satisfaction of this policy.

The Trust may invest without limit in instruments of U.S. issuers and international (non-U.S.) issuers, included instruments traded principally outside the U.S., denominated in currencies other than the U.S. dollar or tied to emerging market countries. The Trust may also invest directly in foreign currencies, including local emerging market currencies.

The Trust’s investments in debt obligations may include, without limitation, bonds, debentures, notes, and other debt obligations of U.S. and foreign corporate and other issuers, including commercial paper; mortgage-related and any other type of asset-backed securities issued on a public or private basis; U.S. Government securities; obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt obligations issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); payment-in-kind securities; zero-coupon bonds; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; catastrophe bonds and other event-linked bonds; credit-linked notes; structured credit products; bank loans (including, among others, senior loans, delayed funding loans, revolving credit facilities and loan participations and assignments, second lien loans, other secured loans, unsecured loans, and private debt instruments); preferred securities; convertible debt obligations (i.e., debt obligations that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt obligations (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security and the right to acquire an equity security); and bank certificates of deposit, fixed time deposits and bankers’ acceptances. The rate of interest on Trust investments may be fixed, floating or variable. The Trust may at times invest substantially in below investment grade obligations. The Trust may invest in debt obligations of stressed and distressed issuers, including issuers that are in default.

The Trust may also invest in common and preferred stocks of U.S. and non-U.S. companies that pay dividends.  In selecting such investments, the Trust primarily seeks dividend-paying common and preferred stocks that Eaton Vance believes may produce attractive levels of dividend income and which are, in the opinion of the Adviser, undervalued or inexpensive relative to other similar investments. For its investments in common stocks, the Trust also seeks to invest in securities that the Adviser believes have the potential for growth of income and capital appreciation over time. For its investments in preferred stocks, the Trust will also take into consideration the interest rate sensitivity of the investments and the Adviser’s interest rate expectations.

The Trust may utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Trust may purchase and sell securities and other instruments on a when-issued, delayed delivery or forward commitment basis.

The Trust may invest in instruments that have not been registered for public sale in the U.S. or a non-U.S. jurisdiction, including, without limitation, instruments eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or relevant provisions of applicable non-U.S. law, and instruments issued in private placements. The Trust may also invest in securities of other investment companies, including, without limitation, closed-end funds, exchange-traded funds (“ETFs”), and may invest in foreign ETFs. The Trust may invest in real estate investment trusts. The Trust may invest in issuers of any market capitalization, including companies with small and medium market capitalizations.

The Trust may hold, without limit, investments that are illiquid (i.e., cannot be disposed of within seven days in the ordinary course of business at approximately the value at which valued by the Trust).

DESCRIPTION OF PORTFOLIO INSTRUMENTS

Investment Grade Securities

The Trust may invest in a wide variety of bonds rated or determined by the Adviser to be of investment grade quality that are issued by corporations and other non-governmental entities and issuers. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar securities. Bonds generally are used by corporations and other issuers to borrow money from investors for a variety of business purposes. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date. Some investment grade bonds, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Although more creditworthy and generally less risky than below investment grade bonds, investment grade bonds are subject to market and credit risk. Market risk relates to changes in a security's value. Investment grade bonds have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term and zero coupon bonds are generally more sensitive to interest rate changes. Credit risk relates to the ability of the issuer to make payments of principal and interest. The values of investment grade bonds, like those of other debt obligations, may be affected by changes in the credit rating or financial condition of an issuer. Investment grade bonds are generally considered medium-and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and changes in the financial condition of issuers. The market prices of investment grade bonds in the lowest investment grade categories may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Similar to the below investment grade bonds, such investment grade bonds in the lowest investment grade categories may be thinly traded, making them difficult to sell promptly at an acceptable price. Similarly to below investment grade bonds, the Trust may include as investment grade bonds holdings of investment grade quality trust preferred securities, capital securities and other hybrid securities and instruments that are treated as debt obligations for federal income tax purposes.

Below-Investment-Grade Investments

Below-investment-grade obligations are those that have been rated below investment-grade (i.e., Baa or lower by Moody’s, BBB or lower by S&P and BBB or lower by Fitch) by each of the national rating agencies that has issued a rating, or, if unrated, has been determined to be of below-investment-grade quality by Eaton Vance. Debt obligations of below-investment-grade quality generally involve higher credit and other risks.  High yield securities (commonly referred to as “junk bonds”) are considered to be of below-investment-grade quality and generally provide greater income and/or increased opportunity for capital appreciation than investments in higher quality debt obligations but they also typically entail greater potential price volatility and principal and income risk.  High yield securities may be subject to higher risk and include certain corporate debt obligations, higher yielding preferred securities and mortgage-related securities, and securities convertible into the foregoing.  They are regarded as predominantly speculative with respect to the entity’s continuing ability to meet principal and interest payments.  Also, their yields and market values may fluctuate more than higher rated securities.  Fluctuations in value do not affect the cash income from the securities, but are reflected in the Trust’s net asset value.  The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower rated and unrated securities to be less creditworthy. The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities.

Foreign and Emerging Markets Investments

The Trust may invest without limit in instruments of corporate and other foreign (non-U.S.) issuers, and in instruments traded principally outside of the United States. The Trust may invest in sovereign and other debt obligations issued by foreign governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supranational government entities. Supranational entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies.  The Trust may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring.  The foreign securities in which the Trust may invest include without limitation Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

The Trust may invest without limit in securities of issuers economically tied to “emerging market” countries. [A company will be considered to be located in an emerging market country if it is domiciled in or derives more than 50% of its revenues or profits from emerging market countries.  Emerging market countries are generally countries not considered to be developed market countries, and therefore not included in the MSCI World Index.  The Trust intends to invest primarily in securities of companies located in countries included in the MSCI Emerging Markets Index or the MSCI Frontier Markets Index.  Securities acquired by the Trust are typically listed on stock exchanges in emerging market countries, but also may include securities traded in markets outside these countries, including securities trading in the form of depositary receipts.]

Foreign Currencies and Related Transactions

The Trust’s Common Shares are priced in U.S. dollars and the distributions paid by the Trust to Common Shareholders are paid in U.S. dollars. However, a significant portion of the Trust’s assets may be denominated in foreign (non-U.S.) currencies and the income received by the Trust from many foreign debt obligations will be paid in foreign currencies. The Trust also may invest in or gain exposure to foreign currencies themselves for investment or hedging purposes. The Trust’s investments in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. As measured in U.S. dollars, the value of assets denominated in foreign currencies may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Foreign currency exchange transactions may be conducted on a spot ( i.e. , cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions.  Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits.

Senior loans are floating rate loans made to corporations and other non-governmental entities and issuers. Senior loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The proceeds of Senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior loans typically have rates of interest that are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Base lending rates in common usage today are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major U.S. banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. The senior loans held by the Trust will initially have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less. In the experience of the Adviser, the average life of Senior loans over the last decade has been two to four years because of prepayments. Floating rate debt investments with the characteristics of senior loans, such as “debtor-in-possession” or “DIP” Loans, and derivative instruments based on indices of Senior loans (e.g., “SAMIs”) are, for purposes of the Trust’s investment policies, considered senior loans.

The Trust may purchase and retain in its portfolio Senior loans where the borrowers have experienced, or may be perceived to be likely to experience, credit problems, including default, involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. At times, in connection with the restructuring of a senior loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Trust may determine or be required to accept equity securities or junior debt obligations in exchange for all or a portion of a senior loan.

Like other debt instruments, senior loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value per Common Share of the Trust. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. The collateral securing a senior loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Trust’s performance.

Senior loans in which the Trust will invest may not be rated by a rating agency, will not be registered with the Securities and Exchange Commission (the “SEC”) or any state securities commission, and will not be listed on any national securities exchange. The amount of public information available with respect to Senior loans will generally be less extensive than available for registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Many of the senior loans in the Trust will have been assigned ratings below investment grade by a rating agency. In the event senior loans are not rated, they are likely to be the equivalent of below investment grade quality. Because of the protective features of senior loans, the Adviser believes that senior loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. The Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its own credit analysis abilities than upon ratings determined by rating agencies.

No active trading market may exist for some senior loans and some senior loans may be subject to restrictions on resale. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a decline in the Trust’s net asset value. During periods of limited demand and liquidity for senior loans, the Trust’s net asset value may be adversely affected.

Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of senior loans (due to the fact that floating rates on senior loans only reset periodically), the value of senior loans is substantially less sensitive to changes in market interest rates than fixed-rate instruments. As a result, the Adviser expects the Trust’s policy of investing a portion of its assets in floating-rate senior loans will make the Trust less volatile and less sensitive to changes in market interest rates than if the Trust invested exclusively in fixed-rate obligations. Nevertheless, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and an associated decline in the Trust’s net asset value. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain investments or market conditions that reduce liquidity) can reduce the value of senior loans and other debt obligations, impairing the Trust’s net asset value.

Senior loan assignments and participations.  The Trust expects primarily to purchase senior loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The Trust may also purchase participations in the original syndicate making senior loans. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Trust may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Trust assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.

Senior loan valuation.  The Adviser uses an independent pricing service to value most senior loans held. The Adviser may use the fair value method to value senior loans if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Trust values its assets would materially affect net asset value.

SAMIs and other Senior loan-based Derivatives.  The Trust may obtain exposure to Senior loans and baskets of senior loans through the use of derivative instruments. Such derivative instruments have recently become increasingly available. The Adviser reserves the right to utilize these instruments and similar instruments that may be available in the future. Among other instruments, the Trust may invest in a derivative instrument known as the Select Aggregate Market Index (“SAMI”), which provides investors with exposure to a reference basket of senior loans. SAMIs were created and originally issued by Credit Suisse First Boston (“CSFB”) (now Credit Suisse Group) to provide a convenient method for buying or selling protection on a basket of credit default swaps. SAMIs were designed to track the CSFB Leveraged Loan Index. SAMIs now trade on the secondary market. When holding SAMI positions, the Trust currently intends to segregate liquid assets and/or cash equal to the market value of the basket of credit-default swaps underlying the SAMI. SAMIs are structured as floating-rate instruments and consist of a basket of credit default swaps whose underlying reference investments are Senior loans. While investing in SAMIs will increase the universe of floating rate debt investments to which the Trust is exposed, such investments entail risks that are not typically associated with investments in other floating-rate debt investments. The liquidity of the market for SAMIs will be subject to liquidity in the Senior loan and credit derivatives markets. Investment in SAMIs involves many of the risks associated with investments in derivative instruments discussed generally below. Among other derivatives-related risks, the Trust will be subject to the risk that the counterparty in a derivative transaction will default on its obligations. Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in prices of reference instruments, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on positions. The potential loss on derivative instruments may be substantial relative to the initial investment therein.

Second lien loans

Second lien loans are loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Second lien loans are second in right of payment to one or more Senior loans of the related borrower. Second lien loans typically are secured by a second priority security interest or lien to or on specified collateral securing the borrower’s obligation under the loan and typically have similar protections and rights as senior loans. Second lien loans are not (and by their terms cannot) become subordinate in right of payment to any obligation of the related borrower other than senior loans of such borrower. Second lien loans, like senior loans, typically have adjustable floating rate interest payments. Because second lien loans are second to senior loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their subordinated status, second lien loans have many characteristics and risks similar to senior loans discussed above. In addition, second lien loans of below investment grade quality share many of the risk characteristics of below investment grade bonds. As in the case of senior loans, the Trust may purchase interests in second lien loans through assignments or participations.

Second lien loans are subject to the same risks associated with investment in senior loans and below investment grade bonds. However, because second lien loans are second in right of payment to one or more Senior loans of the related borrower, they therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans are also expected to have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure.

Other secured loans

Secured loans other than senior loans and second lien loans are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Such secured loans may rank lower in right of payment to one or more senior loans and second lien loans of the borrower. Such secured loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the borrower’s obligation under the loan, and typically have more subordinated protections and rights than senior loans and second lien loans. secured loans may become subordinated in right of payment to more senior obligations of the borrower issued in the future. Such secured loans may have fixed or adjustable floating rate interest payments. Because such secured loans may rank lower as to right of payment than senior loans and second lien loans of the borrower, they may present a greater degree of investment risk than senior loans and second lien loans but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their more subordinated status, such investments have many characteristics and risks similar to senior loans and second lien loans discussed above. In addition, secured loans of below investment grade quality share many of the risk characteristics of below investment grade bonds. As in the case of senior loans and second lien loans, the Trust may purchase interests in other secured Loans through assignments or participations.

Other secured loans are subject to the same risks associated with investment in senior loans, second lien loans and below investment grade bonds. However, because such loans may rank lower in right of payment to senior loans and second lien loans of the borrower, they therefore may be subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to repay the scheduled payments after giving effect to more senior secured obligations of the borrower. Such secured loans are also expected to have greater price volatility than senior loans and second lien loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in other secured loans, which would create greater credit risk exposure.

Unsecured Loans

Unsecured loans are loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Unsecured loans generally have lower priority in right of payment compared to holders of secured debt of the borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the borrower’s obligation under the loan. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including senior loans, second lien loans and other secured loans. Unsecured loans may have fixed or adjustable floating rate interest payments. Because unsecured loans are subordinate to the secured debt of the borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their subordinated and unsecured status, such investments have many characteristics and risks similar to senior loans, second lien loans and other secured loans discussed above. In addition, unsecured loans of below investment grade quality share many of the risk characteristics of below investment grade bonds. As in the case of secured loans, the Trust may purchase interests in unsecured loans through assignments or participations.

Unsecured loans are subject to the same risks associated with investment in senior loans, second lien loans, other secured loans and below investment grade bonds. However, because unsecured v rank lower in right of payment to any secured obligations of the borrower, they therefore may be subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to the secured obligations of the borrower. Unsecured loans are also expected to have greater price volatility than secured loans and may be less liquid. There is also a possibility that loans originators will not be able to sell participations in unsecured loans, which would create greater credit risk exposure.

Mortgage-Related and Other Asset-Backed Securities

MBS represent participation interests in pools of adjustable and fixed-rate mortgage loans. MBS may be issued by the U.S. Government (or one of its agencies or instrumentalities) or privately issued but collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. Government, or its agencies or instrumentalities. Adjustable rate mortgages are mortgages whose interest rates are periodically reset when market rates change. Unlike conventional debt obligations, MBS provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. MBS that include loans that have had a history of refinancing opportunities are referred to as “seasoned MBS”. MBS that are not seasoned MBS are referred to as generic MBS. Seasoned MBS tend to have a higher collateral to debt ratio than other MBS because a greater percentage of the underlying debt has been repaid and the collateral property may have appreciated in value. MBS may be “premium bonds” acquired at prices that exceed their par or principal value.

The mortgage loans underlying MBS are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment, although investment in seasoned MBS can mitigate this risk. Under certain interest and prepayment rate scenarios, the Trust may fail to recover the full amount of its investment in MBS, notwithstanding any direct or indirect governmental or agency guarantee. Because faster than expected prepayments must usually be invested in lower yielding securities, MBS are less effective than conventional bonds in “locking in” a specified interest rate. For premium bonds, prepayment risk may be enhanced. In a rising interest rate environment, a declining prepayment rate will extend the average life of many MBS. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. MBS that are purchased at a premium generate current income that exceeds market rates for comparable investments, but tend to decrease in value as they mature. MBS include classes of collateralized mortgage obligations (“CMOs”), including fixed- or floating-rate tranches, and various other MBS. In choosing among CMO classes, the investment adviser will evaluate the total income potential of each class and other factors. CMOs are subject to the same types of risks affecting MBS as described above. Mortgage dollar rolls involve the Trust selling MBS for delivery in the current month with a simultaneous contract entered to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date (a “mortgage roll”). During the roll period, the Trust foregoes principal and interest paid on the MBS.

Asset-backed securities represent interests in a pool of assets, such as home equity loans, commercial mortgage-backed securities, automobile receivables or credit card receivables.  Unscheduled prepayments of asset-backed securities may result in a loss of income if the proceeds are invested in lower-yielding securities.  In addition, issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements (if any) may be inadequate in the event of default.   Asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law.  The value of asset-backed securities may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets or the entities providing credit enhancements and the ability of the servicer to service the underlying collateral.  The value of asset-backed securities representing interests in a pool of utilities receivables may be adversely affected by changes in government regulations.  Under certain market conditions, asset-backed securities may be less liquid and may be difficult to value.

Municipal obligations

Municipal obligations include bonds, notes and commercial paper issued for a wide variety of both public and private purposes, the interest on which is, in the opinion of issuer’s counsel (or on the basis of other reliable authority), exempt from federal income tax. Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, or from the proceeds of a specific revenue source. Some revenue bonds are payable solely or partly from Trusts that are subject to annual appropriations by a state’s legislature.

Municipal obligations are often issued by state and local governmental entities to finance or refinance public projects, such as roads, schools, and water supply systems. Municipal obligations also may be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal obligations may be issued on a long-term basis to provide long-term financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal obligations also may be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. The Trust may purchase municipal obligations in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms that include fixed coupon, variable rate, zero-coupon, capital appreciation bonds, tender option bonds, and residual interest bonds or inverse floating rate securities. Such municipal obligations also may be acquired through investments in pooled vehicles, partnerships, or other investment companies.  No established resale market exists for certain of the municipal obligations in which the Trust may invest. The Trust has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or are subject to restrictions on resale.

The Trust’s may invest in municipal obligations may be collateralized by the proceeds from class action or other litigation against the tobacco industry. Such municipal obligations are backed solely by expected revenues to be derived from lawsuits involving tobacco-related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. Under the terms of the MSA, the actual amount of future settlement payments by tobacco manufacturers is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline. See “State Specific Investments” in the Statement of Additional Information for additional information about tobacco settlement bonds and the MSA.

Municipal leases and Certificates of Participation.  The Trust may invest in municipal leases and participations therein. Municipal leases are obligations in the form of a lease, installment purchase or conditional sales contract (which typically provide for the title to the leased asset to pass to the governmental issuer) which is issued by state or local governments to acquire equipment and facilities.  Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. “Participations” in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. The obligation of the issuer under such leases is often subject to the ongoing appropriation by a legislative body, on an annual or other basis, of Trusts for the payment thereof. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Trust with the right to a pro rata undivided interest in the underlying municipal obligations. In addition, such participations generally provide the Trust with the right to demand payment, on not more than seven days’ notice, of all or any part of the Trust’s participation interest in the underlying municipal obligations, plus accrued interest.

Municipal notes.  Municipal obligations in the form of notes, generally are used by municipal issuers to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Municipal notes include bond anticipation, tax anticipation and revenue anticipation notes. Bond, tax and revenue anticipation notes are short-term obligations that are intended to be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively. Generally, tax anticipation notes are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the Trusts needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine individual characteristics of tax anticipation notes and revenue anticipation notes. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.  The principal of, and interest on, pre-refunded municipal obligations are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow Trust consisting of U.S. government securities. The assets in the escrow Trust are derived from the proceeds of refunded bonds issued by the same issuer as the pre-refunded municipal obligations. Issuers of municipal obligations use this advance refunded technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunded enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal obligations. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal obligations remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.  Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain Trusts to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal obligations, although the current federal tax laws place substantial limitations on the size of such issues. Under current law, a significant portion of the private activity bond market is comprised of AMT Bonds. The Trust’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax. The American Recovery and Reinvestment Act of 2009 provides an exemption from the federal alternative minimum tax applicable to individuals for interest on private activity bonds and, for purposes of calculating a corporate taxpayer’s adjusted current earnings, an exemption for interest on all tax-exempt bonds, with both exemptions limited to bonds that are issued after December 31, 2008 and before January 1, 2011, including refunded bonds issued during that period to refunded bonds originally issued after December 31, 2003 and before January 1, 2009. See “Federal Income Tax Matters.” The Trust’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

Build America Bonds.  Build America Bonds are taxable municipal obligations issued pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”) or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support. Enacted in February 2009, the Act authorizes state and local governments to issue taxable bonds on which, assuming certain specified conditions are satisfied, issuers may either (i) receive reimbursement from the U.S. Treasury with respect to its interest payments on the bonds (“direct pay” Build America Bonds) or (ii) provide tax credits to investors in the bonds (“tax credit” Build America Bonds). Unlike most other municipal obligations, interest received on Build America Bonds is subject to federal income tax and may be subject to state income tax. Under the terms of the Act, issuers of direct pay Build America Bonds are entitled to receive reimbursement from the U.S. Treasury currently equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid. Holders of tax credit Build America Bonds can receive a federal tax credit currently equal to 35% of the coupon interest received. The Fund may invest in “principal only” strips of tax credit Build America Bonds, which entitle the holder to receive par value of such bonds if held to maturity. The Fund does not expect to receive (or pass through to shareholders) tax credits as a result of its investments.  The federal interest subsidy or tax credit continues for the life of the bonds. Build America Bonds are an alternative form of financing to state and local governments whose primary means for accessing the capital markets has been through issuance of tax-free municipal bonds. Build America Bonds can appeal to a broader array of investors than the high income U.S. taxpayers that have traditionally provided the market for municipal bonds. Build America Bonds may provide a lower net cost of funds to issuers. Pursuant to the terms of the Act, the issuance of Build America Bonds ceased on December 31, 2010.  As a result, the availability of such bonds is limited and the market for the bonds and/or their liquidity may be affected.

Common Stocks

Common stock represents an equity ownership interest in the issuing corporation. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the corporation’s board of directors. Common stock normally occupies the most subordinated position in an issuer’s capital structure. Returns on common stock investments consist of any dividends received plus the amount of appreciation or depreciation in the value of the stock. Although common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concerns about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real value during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Preferred Securities

Preferred securities represent an equity ownership interest in the issuing corporation that has a higher claim on the assets and earnings than common stock. Preferred securities generally have a dividend that must be paid out before dividends to common stockholders and the shares usually do not have voting rights.  Preferred securities involve credit risk, which is the risk that a preferred security will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status.

Convertible Securities and Synthetic Convertible Securities

A convertible security is a bond, debenture, note, preferred security, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer.   A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred securities until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. A convertible security rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities.  Convertible securities may be purchased for their appreciation potential when they yield more than the underlying securities at the time of purchase or when they are considered to present less risk of principal loss than the underlying securities. Generally speaking, the interest or dividend yield of a convertible security is somewhat less than that of a non-convertible security of similar quality issued by the same company.  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Trust are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security.  With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the securities are issued, which may increase the effects of currency risk.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Reverse Repurchase Agreements and Dollar Rolls

Under a reverse repurchase agreement, the Trust temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Trust agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Trust may enter into a reverse repurchase agreement for various purposes, including, but not limited to, when it is able to invest the cash acquired at a rate higher than the cost of the agreement or as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.  In a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Trust’s assets. As a result, such transactions may increase fluctuations in the value of the Trust.  Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing Trusts, they constitute a form of leverage.  Such agreements will be treated as subject to investment restrictions regarding “borrowings.” If the Trust reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Trust’s yield.

In a mortgage dollar roll, the Trust sells MBS for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) MBS on a specified future date. During the roll period, the Trust forgoes principal and interest paid on the MBS.  The Trust is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sales. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Trust will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Trust’s borrowings and other senior securities.

U.S. Government Securities

U.S. Government securities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one year to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury; (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury; (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality; or (d) the credit of the agency or instrumentality. U.S. Government securities also include any other security or agreement collateralized or otherwise secured by U.S. Government securities.  Agencies and instrumentalities of the U.S. Government include but are not limited to: Farmers Home Administration, Export-Import Bank of the United States, Federal Housing Administration, Federal Land Banks, Federal Financing Bank, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Bank System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, General Services Administration, Government National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Maritime Administration, Small Business Administration, Tennessee Valley Authority, Washington D.C. Armory Board and any other enterprise established or sponsored by the U.S. Government. The U.S. Government generally is not obligated to provide support to its instrumentalities  The principal of and/or interest on certain U.S. Government securities could be (a) payable in foreign currencies rather than U.S. dollars or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of foreign currencies. The value of such portfolio securities denominated in foreign currencies may be affected favorably by changes in the exchange rate between foreign currencies and the U.S. dollar.

Bank Capital Securities and Bank Obligations

The Trust may invest in bank capital securities of both non-U.S. (foreign) and U.S. issuers. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier II and Tier I. Upper Tier II securities are commonly thought of as hybrids of debt and preferred stock. Upper Tier II securities are often perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust preferred securities.

The Trust may also invest in other bank obligations including without limitation certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against Trusts deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. The Trust may also hold Trusts on deposit with its custodian bank in an interest-bearing account for temporary purposes.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

Zero coupon bonds are debt obligations that do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of purchase. The effect of owning debt obligations that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the debt obligation. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, zero coupon bonds may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. The Trust is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash, and the Trust is required to distribute that income for each taxable year. Thus, the Trust may have to sell other investments to obtain cash needed to make income distributions. Payment-in-kind securities (“PIKs”) are debt obligations that pay “interest” in the form of other debt obligations, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Trust would be required to distribute the income on these instruments as it accrues, even though the Trust will not receive the income on a current basis or in cash. Thus, the Trust may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Event-Linked Instruments

The Trust may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Trust may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Trust to certain unanticipated risks , including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Residual interest bonds

Residual interest bonds are a form of derivative. Residual interest bonds represent beneficial interests in a special purpose trust formed by a third-party sponsor for the purpose of holding municipal obligations purchased from the Trust or from another third party. The special purpose trust typically sells two classes of beneficial interests: short-term floating rate interests (sometimes known as “put bonds” or “puttable securities”), which are sold to third-party investors, and residual interests bonds. The short-term floating rate interests have first priority on the cash flow from the municipal obligations. The holder of the residual interest bond is paid the residual cash flow from the special purpose trust. If the Trust is the initial seller of the municipal obligation to the special purpose trust, it receives the proceeds from the sale of the floating rate interests in the special purpose trust, less certain transaction costs. These proceeds generally would be used to purchase additional municipal obligations or other permitted investments. If the Trust purchases all or a portion of the short-term floating rate securities sold by the special purpose trust, it may surrender those short-term floating rate securities together with a proportionate amount of residual interest bonds to the trustee of the special purpose trust in exchange for a proportionate amount of the municipal obligations owned by the special purpose trust.  Although volatile, residual interest bonds typically offer the potential for yields exceeding the yields available on fixed rate fixed rate obligations with comparable credit quality, coupon, call provisions and maturity. All voting rights and decisions to be made with respect to any other rights relating to the municipal obligations held in the special purpose trust are passed through to the Trust, as the holder of the residual interest bonds.

Residual interest bonds pay interest or income that, in the opinion of counsel to the issuer, is exempt from regular federal income tax. The investment adviser will not conduct its own analysis of the tax status of the interest or income paid by residual interest bonds held by the Trust, but will rely on the opinion of counsel to the issuer.

Residual interest bonds have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to holder of the residual interest bonds when short-term interest rates rise, and increase the interest paid when short-term interest rates fall. Residual interest bonds have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed-rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed-rate bonds when long-term interest rates decline or remain relatively stable. These securities usually permit the holder to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. In a transaction in which the Trust purchases a residual interest bond from a trust, and the underlying municipal obligation was held by the Trust prior to being deposited into the trust, the Trust treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Trust will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Trust’s net asset value per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to residual interest bonds acquired by the Trust when the Trust did not previously own the underlying municipal obligation.

Derivatives

The Trust may enter into derivatives transactions with respect to any security or other instrument in which it is permitted to invest or any related security, instrument, index or economic indicator (“reference instruments”).  Derivatives are financial instruments the value of which is derived from the underlying reference instrument. Derivatives transactions can involve substantial risk.   Derivatives typically allow the Trust to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of instruments.  The Trust incurs costs in connection with opening and closing derivatives positions.  The Trust may engage in the derivative transactions set forth below, as well as in other derivative transactions with substantially similar characteristics and risks.

Certain derivative transactions may give rise to a form of leverage.  The Trust is required to segregate or “earmark” liquid assets or otherwise cover the Trust’s obligation created by a transaction that may give rise to leverage.  The use of leverage may cause the Trust to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leverage may cause the Trust to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Trust’s portfolio securities.  The loss on leverage transactions may substantially exceed the initial investment.

Covered Calls and Equity Collars.   While the Trust generally will write only covered call options, it may sell the instrument underlying a call option prior to entering into a closing purchase transaction on up to 5% of the Trust’s net assets, provided that such sale will not occur more than three days prior to the option buy back.  In an equity collar, the Trust simultaneously writes a call option and purchases a put option on the same instrument.

Options on Securities, Indices and Currencies.  The Trust may engage in transactions in exchange - traded and over-the-counter (“OTC”) options.  There are several risks associated with transactions in options such as imperfect correlation, counterparty risk and an insufficient liquid secondary market for particular options.  By buying a put option, the Trust acquires a right to sell the underlying instrument at the exercise price, thus limiting the Trust's risk of loss through a decline in the market value of the instrument until the put option expires. The Trust will pay a premium to the seller of the option for the right to receive payments of cash to the extent that the value of the applicable instrument declines below the exercise price as of the option valuation date.  If the price of the instrument is above the exercise price of the option as of the option valuation date, the option expires worthless and the Trust will not be able to recover the option premium paid to the seller.  The Trust may purchase uncovered put options.  The Trust also has authority to write (i.e., sell) put options. The Trust will receive a premium for writing a put option, which increases the Trust's return. In writing a put option, the Trust has the obligation to buy the underlying instrument at an agreed upon price if the price of such instrument decreases below the exercise price.  If the value of the instrument on the option expiration date is above the exercise price, the option will generally expire worthless and the Trust, as option seller, will have no obligation to the option holder.

A purchased call option gives the Trust the right to buy, and obligates the seller to sell, the underlying instrument at the exercise price at any time during the option period.  The Trust also is authorized to write (i.e., sell) call options on instruments in which it may invest and to enter into closing purchase transactions with respect to such options.  A covered call option is an option in which the Trust, in return for a premium, gives another party a right to buy specified instruments owned by the Trust at a specified future date and price set at the time of the contract. The Trust's ability to sell the instrument underlying a call option may be limited while the option is in effect unless the Trust enters into a closing purchase transaction. Uncovered calls have speculative characteristics and are riskier than covered calls because there is no underlying instrument held by the Trust that can act as a partial hedge.  As the writer of a covered call option or an index call option, the Trust forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or the index covering the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss, minus the option premium received, should the price of the underlying security or index decline.

OTC options involve risk that the issuer or counterparty will fail to perform its contractual obligations. Participants in these markets are typically not subject to the same credit evaluation and regulatory oversight as are members of “exchange - based” markets. By engaging in option transactions in these markets, the Trust may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default.

The Trust may also enter into swaptions, which are options giving the option owner the right (but not the obligation) to enter into or cancel a swap agreement at a future date.

Futures Contracts.  The Trust may engage in transactions in futures contracts and options on futures contracts. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price.  The Trust also is authorized to purchase or sell call and put options on futures contracts.  The primary risks associated with the use of futures contracts and options are imperfect correlation, liquidity, unanticipated market movement and counterparty risk.

Forward Foreign Currency Exchange Contracts.  Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. They are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying forwards. As a result, available information may not be complete.

Interest Rate Swaps.  Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments.  Interest rate swaps involve counterparty risk and the risk of imperfect correlation.

Credit Default Swaps.  Credit default swap agreements (“CDS”) enable the Trust to buy or sell credit protection on an individual issuer or basket of issuers (i.e., the reference instrument).  The Trust may enter into CDS to gain or short exposure to a reference instrument. Long CDS positions are utilized to gain exposure to a reference instrument (similar to buying the instrument) and are akin to selling insurance on the instrument. Short CDS positions are utilized to short exposure to a reference instrument (similar to shorting the instrument) and are akin to buying insurance on the instrument. In response to market events, federal and certain state regulators have proposed regulation of the CDS market. These regulations may limit the Trust’s ability to use CDS and/or the benefits of CDS. CDS involve risks, including the risk that the counterparty may be unable to fulfill the transaction or that the

Trust may be required to purchase securities or other instruments to meet delivery obligations.  The Trust may have difficulty, be unable or may incur additional costs to acquire such securities or instruments.

Inflation Swaps.  Inflation swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices. By design, one of the reference indices is an inflation index, such as the Consumer Price Index. Inflation swaps can be designated as zero coupon, where both sides of the swap compound interest over the life of the swap and then the accrued interest is paid out only at the swap’s maturity.

Total Return Swaps.  In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread.  These transactions involve risks, including counterparty risk.

Credit Linked Notes, Credit Options and Similar Investments.  Credit linked notes are obligations between two or more parties where the payment of principal and/or interest is based on the performance of some obligation, basket of obligations, index or economic indicator (a “reference instrument”). In addition to the credit risk associated with the reference instrument and interest rate risk, the buyer and seller of a credit linked note or similar structured investment are subject to counterparty risk. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. These transactions involve risks, including counterparty risk.

Forward Rate Agreements.  Under forward rate agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates.  These transactions involve risks, including counterparty risk.

Equity Swaps.  Equity swaps involve the exchange by the Trust with another party of their respective returns as calculated on a notional amount of an equity index (such as the S&P 500 Index), basket of equity securities, or individual equity security.  The success of swap agreements is dependent on the investment adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Other risks include liquidity and counterparty risk.

Hybrid Instruments

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the Trust may not be successful.  Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt obligations.

Structured Notes and Related Instruments

Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt obligations, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Structured notes and indexed securities may entail a greater degree of market risk than other types of investments because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt obligations.

Credit-Linked Trust Certificates

Trust certificates are investments in a limited purpose trust or other vehicle formed under state law. Trust certificates in turn invest in instruments, such as credit default swaps, interest rate swaps, preferred securities and other securities, in order to customize the risk/return profile of a particular security. Like an investment in a bond, investments in trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. Investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Although the trusts are typically private investment companies, they are generally not actively managed. It is also expected that the certificates will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments.

Other Investment Companies

Subject to applicable limitations, the Trust may invest in pooled investment vehicles, including open - and closed-end investment companies, and exchange-traded funds. The market for common shares of closed-end investment companies and exchange-traded Trusts , which are generally traded on an exchange, is affected by the demand for those securities , regardless of the value of the Trust’s underlying portfolio assets.  The Trust will indirectly bear its proportionate share of any management fees and expenses paid by unaffiliated and certain affiliated pooled investment vehicles in which it invests , except that management fees of affiliated Trusts may be waived .  To the extent they exceed 0.01%, the costs associated with such investments will be reflected in Acquired Trust Fees and Expenses in the Annual Trust Operating Expenses in Trust Summary.

Repurchase Agreements

A repurchase agreement is the purchase by the Trust of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. Repurchase agreements which mature in more than seven days will be treated as illiquid. When a repurchase agreement is entered, the Trust typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Trust will be at least equal to the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Trust is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction the Trust normally will have used the purchased securities to settle the short sale, the Trust will segregate liquid assets equal to the marked to market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. The Trust’s investments in repurchase agreements are subject to the requirements of the Investment Company Act of 1940, as amended.

When Issued, Delayed Delivery and Forward Commitment Transactions

Securities may be purchased on a “forward commitment,” “when-issued” or “delayed delivery” basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction.  When the Trust agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement to purchase.  The Trust does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment, when-issued or delayed delivery transactions, if the seller or buyer, as the case may be, fails to consummate the transaction the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

Lending of Portfolio Securities

The Trust may lend its portfolio securities to broker-dealers and other institutional borrowers.  During the existence of a loan, the Trust will continue to receive the equivalent of the interest paid by the issuer on the securities loaned, or all or a portion of the interest on investment of the collateral, if any. The Trust may pay lending fees to such borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans only will be made to firms that have been approved by the investment adviser and the investment adviser or the securities lending agent will periodically monitor the financial condition of such firms while such loans are outstanding. Securities loans only will be made when the investment adviser believes that the expected returns, net of expenses, justifies the attendant risks. The Trust may engage in securities lending for total return as well as for income, and expects to invest the collateral received from loans in securities in which the Trust may invest. To the extent that the portfolio securities acquired with such collateral have decreased in value, it may result in the Trust realizing a loss at a time when it would not otherwise do so. This risk is substantially the same as that incurred through investment leverage. The Trust also may incur losses if the returns on securities that it acquires with cash collateral are less than the applicable rebate rates paid to borrowers and related administrative costs. Upon return of the loaned securities, the Trust would be required to return the related collateral to the borrower and may be required to liquidate portfolio securities in order to do so.  The Trust may lend up to one-third of the value of its total assets or such other amount as may be permitted by law.

Portfolio Turnover

The Trust cannot accurately predict its portfolio turnover rate, but estimates an annual turnover rate of between [  ]% and [  ]% (excluding turnover of securities and obligations having a maturity of one year or less). A high turnover rate (100% or more) necessarily involves greater expenses to the Trust. The Trust may engage in active short-term trading to benefit from yield disparities among different issues, to seek short-term profits or for other reasons. Such trading will increase the Trust's rate of turnover and may increase the incidence of net short-term capital gains which, upon distribution by the Trust, are taxable to Common Shareholders as ordinary income.

RISK CONSIDERATIONS

No Prior History

The Trust is a newly organized, non-diversified, closed-end management investment company with no history of operations.

Investment and market risk

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.

Asset Allocation Risk

The Trust’s investment performance depends upon how its assets are allocated and reallocated. A principal risk of investing in the Trust is that Eaton Vance may make less than optimal or poor asset allocation decisions. Eaton Vance employs an active approach to allocation among multiple income market sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that Eaton Vance will focus on types of income investments that perform poorly or underperform other income investments under various market conditions. You could lose money on your investment in the Trust as a result of these allocation decisions.

Issuer Risk

The value of debt obligations and other income instruments may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Non-Diversification Risk

The Trust is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the debt obligations and other income instruments of a single issuer or a limited number of issuers than funds that are “diversified.” Accordingly, the Trust is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Some of the issuers in which the Trust invests may also present substantial credit or other risks. The Trust will be subject to similar risks to the extent that it enters into derivative transactions with a limited number of counterparties.

Management Risk

The Trust is subject to management risk because it is an actively managed portfolio. Eaton Vance and the individual portfolio managers invest the assets of the Trust as they deem appropriate in implementing the Trust’s investment strategy. Accordingly, the success of the Trust depends upon the investment skills and analytical abilities of Eaton Vance and the individual portfolio managers to develop and effectively implement strategies to achieve the Trust’s investment objective. There is no assurance that Eaton Vance and the individual portfolio managers will be successful in developing and implementing the Trust’s investment strategy. Subjective decisions made by Eaton Vance and the individual portfolio managers may cause the Trust to incur losses or to miss profit opportunities on which it could otherwise have capitalized.

Interest rate and income risk

The prices of fixed-rate instruments held by the Trust will tend to fall as interest rates rise. Conversely, when interest rates decline, the value of fixed-rate instruments held by the Trust can be expected to rise. In typical market interest rate environments, the prices of longer-term fixed-rate instruments tend to fluctuate more in price in response to changes in market interest rates than prices of shorter-term fixed-rate instruments. A decline in the prices of the fixed-rate instruments owned by the Trust would cause a decline in the net asset value of the Trust, which could adversely affect the trading price of the Trust’s Common Shares. This risk is usually greater among fixed-rate instruments with longer maturities or durations.

Credit Risk

Credit risk is the risk that one or more income instruments in the Trust’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer experiences a decline in its financial status. In general, lower rated bonds carry a greater risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Trust’s distributions. Changes by a rating agency in its ratings of a security and in the ability of the issuer to make payments of principal and interest may also affect the value of the Trust’s investments. The Trust is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue or withdraws its assessment. The Trust may continue to hold instruments that are downgraded (including below investment grade quality) if the Adviser believes it would be advantageous to do so.

The Trust may invest in unrated obligations for which Eaton Vance will make a credit quality determination. To the extent that the Trust invests in such unrated obligations, the Trust’s credit quality will be more dependent on Eaton Vance’s credit analysis than if the Trust invested in only rated obligations.

Mortgage-Related and Other Asset-Backed Securities Risk

The Trust may invest in a variety of mortgage-related and other asset-backed securities issued by government agencies or other governmental entities or by private originators or issuers. MBS represent participation interests in pools of adjustable and fixed-rate mortgage loans. MBS may be issued by the U.S. Government (or one of its agencies or instrumentalities) or privately issued but collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. Government, or its agencies or instrumentalities. The mortgage loans underlying MBS are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment, although investment in seasoned MBS can mitigate this risk. Under certain interest and prepayment rate scenarios, the Trust may fail to recover the full amount of its investment in MBS, notwithstanding any direct or indirect governmental or agency guarantee. Because faster than expected prepayments must usually be invested in lower yielding instruments, MBS are less effective than conventional bonds in “locking in” a specified interest rate. For premium bonds, prepayment risk may be enhanced. In a rising interest rate environment, a declining prepayment rate will extend the average life of many MBS. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.

ABS are collateralized by pools of automobile loans, educational loans, home equity loans, credit card receivables, equipment or automobile leases, commercial mortgage-backed securities (“MBS”), utilities receivables and secured or unsecured bonds issued by corporate or sovereign obligors, unsecured loans made to a variety of corporate commercial and industrial loan customers of one or more lending banks, or a combination of these bonds and loans. ABS are “pass through” securities, meaning that principal and interest payments made by the borrower on the underlying assets are passed through to the ABS holder. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. ABS are subject to interest rate risk and prepayment risk. Some ABS may receive prepayments that can change their effective maturities. Issuers of ABS may have limited ability to enforce the security interest in the underlying assets or may have no security in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. In addition, ABS may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. The value of ABS may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets or the entities providing credit enhancements and the ability of the servicer to service the underlying collateral. The value of ABS representing interests in a pool of utilities receivables may be adversely affected by changes in government regulations. While certain ABS may be insured as to the payment of principal and interest, this insurance does not protect the market value of such obligations or the Trust’s net asset value. The value of an insured security will be affected by the credit standing of its insurer.

Mortgage Market/Subprime Risk

The mortgage markets in the United States and in various foreign countries have experienced extreme difficulties over the past few years that may adversely affect the performance and market value of certain of the Trust’s mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien mortgage loans) generally have increased during that period and may continue to increase, and a decline in or flattening of housing and other real property values (as has been experienced during that period and may continue to be experienced in many real estate markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of mortgage loan originators have experienced serious financial difficulties or bankruptcy in recent periods. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Below-investment-grade investment risk

The Trust may invest significantly in debt obligations that, at the time of investment, are rated below investment grade or unrated and deemed by the Adviser to be of below investment grade quality.  Such obligations are commonly called “junk bonds” and will have speculative characteristics in varying degrees.  While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions.  Below investment grade debt obligations involve a greater degree of credit, interest rate and market risk than investment grade debt obligations.  Below investment grade debt obligations are subject to a greater risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. Below investment grade debt obligations are considered predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, below investment grade debt obligations typically entail greater potential price volatility and may be less liquid than investment grade debt obligations. Issuers of below investment grade debt obligations are more likely to default on their payments of interest and principal owed to the Trust, and such defaults will reduce the Trust’s net asset value and income distributions. The prices of these below investment grade obligations are more sensitive to negative developments than higher rated obligations. Adverse economic conditions generally lead to a higher non-payment rate. In addition, below investment grade debt obligations may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates.

Increases in interest rates and changes in the economy may adversely affect the ability of issuers of lower grade debt obligations to pay interest and to repay principal, to meet projected financial goals and to obtain additional financing. Issuers of below investment grade debt obligations may be more adversely affected by a prolonged recession or continued deterioration of economic conditions.  In the event that an issuer of obligations held by the Trust experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Trust may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Trust's portfolio investments relate. Further, the Trust may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Trust may be unable to obtain full recovery thereof.

The Adviser seeks to minimize the risks of investing in below investment grade obligations through professional investment analysis, attention to current developments in interest rates and economic conditions, and industry and geographic diversification (if practicable). When the Trust invests in lower rated or unrated debt obligations, the achievement of the Trust's investment objectives is more dependent on the Adviser's credit analysis than would be the case if the Trust were investing in debt obligations rated investment grade. In evaluating the credit quality of a particular issue, whether rated or unrated, the Adviser will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the guarantor or underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The Adviser will attempt to reduce the risks of investing in the lowest investment grade quality, below investment grade quality and comparable unrated obligations through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.

To the extent that there is no established market for some of the lower grade debt obligations in which the Trust may invest, trading in such instruments may be relatively inactive. The Adviser is responsible for determining the net asset value of the Trust, subject to the supervision of the Trust’s Board. During periods of reduced market liquidity and in the absence of readily available market quotations for lower grade debt obligations held in the Trust's portfolio, the ability of the Adviser to value the Trust's investments becomes more difficult and the Adviser's use of judgment may play a greater role in the valuation of the Trust's investments due to the reduced availability of reliable objective data. The effects of adverse publicity and investor perceptions may be more pronounced for investments for which no established market exists as compared with the effects on other investments for which a regular market does exist. Further, the Trust may have more difficulty selling such investments in a timely manner and at their stated value than would be the case for investments for which an established market does exist.

Debt obligations held by the Trust that are initially rated below investment grade may subsequently be determined by the Adviser to be of investment grade quality for purposes of the Trust’s investment policies if the obligations subsequently are backed by escrow accounts containing U.S. Government obligations. The Trust may retain in its portfolio an obligation that declines in quality, including defaulted obligations, if such retention is considered desirable by the Adviser. In the case of a defaulted obligation, the Trust may incur additional expense seeking recovery of its investment.

Distressed Obligations Risk

Distressed obligations are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Trust will generally not receive interest payments on the distressed obligations and may incur costs to protect its investment. In addition, distressed obligations involve the substantial risk that principal will not be repaid. These investments may present a substantial risk of default or may be in default at the time of investment. It may be more difficult to value such investments and the spread between their bid and asked prices may be greater than expected. The Trust may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Trust may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed obligations and any securities received in an exchange for such investments may be subject to restrictions on resale.

Municipal bond market risk

Investing in the municipal bond market involves certain risks. Certain Trust investments may not be registered with the Securities and Exchange Commission (“SEC”) or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about the municipal obligations in the Trust’s portfolio is generally less than for corporate equities or bonds, and the investment performance of the Trust may therefore be more dependent on the analytical abilities of Eaton Vance.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal obligations might seek protection under the bankruptcy laws. In the event of bankruptcy of an issuer, the Trust could experience delays in collecting principal and interest to which it is entitled, and may obtain only a limited recovery or no recovery in such circumstances. To enforce its rights in the event of default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets securing the issuer’s obligations on such investments, which may increase the Trust’s operating expenses. Any income derived from the Trust’s ownership or operation of such assets may not be tax-exempt.  Current economic conditions may increase the likelihood that a municipal issuer will be unable to make timely payments of interest and principal or will default or seek protection under the bankruptcy laws and may increase the likelihood of legislation that will adversely effect the Trust’s investments in municipal obligations.

The Trust may invest in revenue bonds, which are typically issued to fund a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Because the principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, there is no guarantee that the particular project will generate enough revenue to pay its obligations, in which case the Trust’s performance may be adversely affected.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during periods of rising inflation, short-term interest rates and the Trust’s cost of leverage would likely increase, reducing returns to Common Shareholders to the extent that such increased cost is not offset by commensurately higher income.  Deflation risk is the risk that prices throughout the economy decline over time − the opposite of  inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Trust's investments.

Inflation-Indexed Security Risk

Inflation-indexed bonds are fixed-income obligations the principal value of which is periodically adjusted according to the rate of inflation. Inflation-indexed bonds are issued by governments, their agencies or instrumentalities and corporations. The principal amount of an inflation-indexed bond is adjusted in response to changes in the level of inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, and therefore, the principal amount of such bonds cannot be reduced below par even during a period of deflation. However, the current market value of these bonds is not guaranteed and will fluctuate, reflecting the risk of changes in their yields. In certain jurisdictions outside the United States, the repayment of the original bond principal upon the maturity of an inflation-indexed bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. The interest rate for inflation-indexed bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements in the Consumer Price Index.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these obligations are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these instruments may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Senior Loan Risk

The risks associated with senior loans of below investment grade quality are similar to the risks of other below investment grade bonds below investment grade bonds, although senior loans are typically senior and secured in contrast to below investment grade bonds, which are generally subordinated and unsecured. Senior loans' higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in senior loans generally have less interest rate risk than below investment grade bonds, which are typically fixed rate. The Trust's investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Trust, and such defaults could reduce the Trust's net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Loan may decline in value or become illiquid, which would adversely affect the Loan's value.

Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or Senior loans generally, which may reduce market prices and cause the Trust's net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted.

Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are substantially less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require the Trust to invest assets at lower yields. No active trading market may exist for certain Loans, which may impair the ability of the Trust to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Loans.

Second lien loans Risk

Second lien loans are subject to the same risks associated with investment in senior loans and below investment grade bonds. However, second lien loans are second in right of payment to senior loans and therefore are subject to additional risk that the cash flow of the borrower and any property securing the Loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans are expected to have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure.

Other secured loans risks

Secured loans other than senior loans and second lien loans are subject to the same risks associated with investment in senior loans, second lien loans and below investment grade bonds. However, such loans may rank lower in right of payment than any outstanding senior loans and second lien loans of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the higher ranking secured obligations of the borrower. Lower ranking secured loans are expected to have greater price volatility than senior loans and second lien loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in lower ranking secured loans, which would create greater credit risk exposure.

Unsecured Loans Risk

Unsecured loans are subject to the same risks associated with investment in senior loans, second lien loans, other secured loans and below investment grade bonds. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Unsecured loans are expected to have greater price volatility than senior loans, second lien loans and other secured loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in unsecured loans, which would create greater credit risk exposure.

Private Debt Investments Risk

The Trust may invest in privately issued secured and unsecured debt of both public and private companies. Private debt investments generally are of non-investment grade quality, frequently are unrated and present many of the same risks as investing in non-investment grade Loans and below investment grade bonds. Whenever the Trust invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Adviser's ability to obtain and evaluate applicable information concerning such companies' creditworthiness and other investment considerations. Because there is often no readily available trading market for private debt investments, the Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell them if they were more widely traded. Private debt investments are also more difficult to value. Valuation may require more research, and elements of judgment may play a greater role in the valuation of private debt investments as compared to investments in public debt obligations because there is less reliable objective data available. Investing in private debt instruments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of obligations.

Loan Participations Risk

The Trust may also purchase participations in the original syndicate making senior loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Trust may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Trust assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Trust intends to invest may not be rated by any nationally recognized rating service.

Call and other Reinvestment Risk

If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will “call” (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Trust is likely to replace such called security with a lower yielding security. If that were to happen, it could decrease the Trust’s dividends and possibly could affect the market price of Common Shares. Similar risks exist when the Trust invests the proceeds from matured or traded municipal obligations at market interest rates that are below the Trust’s current earnings rate.

Foreign Investment Risk

Investing in issues of companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, because foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements and regulatory measures comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation, currency blockage, political or social instability, or diplomatic developments, which could affect investments in those countries. Any of these actions could adversely affect prices of Trust investments held, impair the Trust’s ability to purchase or sell foreign instruments, or transfer the Trust’s assets or income back to the United States, or otherwise adversely affect Trust operations.  In the event of nationalization, expropriation or confiscation, the Trust could lose its entire investment in that country.

Other potential foreign market risks include exchange controls, difficulties in valuing securities, defaults on foreign government securities, and difficulties of enforcing favorable legal judgments in foreign courts.  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, reinvestment of capital, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Certain economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.  Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States.  Foreign countries may not have the infrastructure or resources to respond to natural and other disasters that interfere with economic activities, which may adversely affect issuers located in such countries.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Payment for securities before delivery may be required and in some countries delayed settlements are customary, which increases the Trust’s risk of loss. The Trust generally holds its foreign securities and related cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations.

Also, the laws of certain countries may put limits on the Trust’s ability to recover its assets if a foreign bank, depository or issuer of a security or any of their agents goes bankrupt.  Certain countries may require withholding on dividends paid on portfolio securities and on realized capital gains.

In addition, it is often more expensive to buy, sell and hold securities in certain foreign markets than in the United States. Foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable.  The fees paid to foreign banks and securities depositories generally are higher than those charged by U.S. banks and depositories.  The increased expense of investing in foreign markets reduces the amount earned on investments and typically results in a higher operating expense ratio for the Trust as compared to investment companies that invest only in the United States.

Depositary receipts (including American Depositary Receipts (“ADRs”) and Global Depositary Receipts “GDRs”)) are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on foreign markets, exchange risk.  Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are established without the participation of the issuer. As a result, available information concerning the issuer of an unsponsored depository receipt may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. Unsponsored depositary receipts may involve higher expenses, may not pass through voting or other shareholder rights and they may be less liquid.

Unless otherwise provided in the Trust’s prospectus, in determining the domicile of an issuer, the investment adviser may consider the domicile determination of the Trust’s benchmark index or a leading provider of global indexes and may take into account such factors as where the company’s securities are listed, and where the company is legally organized, maintains principal corporate offices and/or conducts its principal operations.

Emerging Markets Risks

The risks described under “Foreign Investments Risks” herein generally are heightened in connection with investments in emerging markets.  Also, investments in securities of issuers domiciled in countries with emerging capital markets may involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit investment opportunities, such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. Trading practices in emerging markets also may be less developed, resulting in inefficiencies relative to trading in more developed markets, which may result in increased transaction costs.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in emerging market countries.  There can be no assurance that repatriation of income, gain or initial capital from these countries will occur.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may undergo significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the entire value of an investment in the affected market could be lost. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in developed markets.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Certain emerging market securities may be held by a limited number of persons. This may adversely affect the timing and pricing of the acquisition or disposal of securities.  The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions in particular securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because brokers and counterparties in such markets may be less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets.  As an alternative to investing directly in emerging markets, exposure may be obtained through derivative investments.

Foreign Currency Risk

The Trust's Common Shares are priced in U.S. dollars and the Trust's distributions are paid in U.S. dollars. To the extent the Trust's assets are denominated in currencies other than the U.S. dollar there is a risk that the value of such assets and/or the value of any distribution from such assets may decrease if the currency in which such assets or distributions are denominated falls in relation to the value of the U.S. dollar. As measured in U.S. dollars, the value of assets denominated in foreign currencies may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits.

Real Estate Risk

To the extent that the Trust invests in real estate related investments, including REITs or real-estate linked derivative instruments, it will be subject to the risks associated with owning real estate and with the real estate industry generally. Securities of companies in the real estate industry, such as REITs, are sensitive to factors, such as changes in: real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types. Investments in REITs may also be adversely affected by rising interest rates. By investing in REITs, the Trust will bear REIT expenses in addition to its own expenses.

U.S. Government Securities Risk

The Trust may invest in debt obligations issued or guaranteed by agencies, instrumentalities and sponsored enterprises of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the issuing agency, instrumentality or enterprise. As a result of their high credit quality and market liquidity, U.S. Government securities generally provide a lower current return than obligations of other issuers.  The principal of and/or interest on certain U.S. Government securities could be (a) payable in foreign currencies rather than U.S. dollars or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of foreign currencies. The value of such portfolio securities denominated in foreign currencies may be affected favorably by changes in the exchange rate between foreign currencies and the U.S. dollar.

Leverage Risk

The Trust’s use of leverage (as described under “Leverage” in the body of this prospectus) creates the opportunity for increased Common Share net income, but also creates special risks for Common Shareholders. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in leverage costs will affect income and return to Common Shareholders. To the extent the income derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Trust’s distributions may be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such proceeds are not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, Eaton Vance, in its best judgment, may nevertheless determine to maintain the Trust’s leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares, borrowings and other forms of leverage would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares.

In addition, the fee paid to Eaton Vance will be calculated on the basis of the Trust’s average daily gross assets, including assets purchased using proceeds from the issuance of preferred shares, borrowings and other forms of leverage, so the fee will be higher when leverage is utilized, which may create an incentive for the Adviser to employ leverage. In this regard, holders of preferred shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

Segregation and Coverage Risk

Certain portfolio management techniques, such as, among other things, using reverse repurchase agreements or dollar rolls, purchasing securities on a when-issued or delayed delivery basis, entering into swap agreements, futures contracts or other derivative transactions, or engaging in short sales, may be considered senior securities unless steps are taken to segregate the Trust’s assets or otherwise cover its obligations. To the extent required by SEC guidelines, if a transaction exposes the Trust to an obligation to another party it will either: (1) enter an offsetting (“covered”) position for the same type of financial asset; or (2) segregate cash or liquid securities on the books of either the custodian or the investment adviser with a value sufficient at all times to cover its potential obligations not covered. Assets used as cover or segregated cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management or the ability to meet redemption requests or other current obligations. The types of transactions that may require asset coverage include (but are not limited to) reverse repurchase agreements, repurchase agreements, short sales, securities lending, forward contracts, options, forward commitments, futures contracts, when-issued securities, swap agreements, residual interest bonds and participation in revolving credit facilities.

Derivatives Risk

The Trust may invest without limitation in derivative instruments (which are instruments that derive their value from another instrument, security or index).  The Trust may utilize a variety of derivative instruments (both long and short positions) for investment or risk management purposes. The Trust may use derivatives to gain exposure to securities markets in which it may invest (e.g., pending investment of the proceeds of this offering in individual securities, as well as on an ongoing basis). The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. Derivative transactions, including options on securities and securities indices and other transactions in which the Trust may engage (such as futures contracts and options thereon, swaps and short sales), may subject the Trust to increased risk of principal loss due to unexpected movements in securities prices and interest rates, and imperfect correlations between the Trust's securities holdings and indices upon which derivative transactions are based. Derivatives can be illiquid, may disproportionately increase losses, and may have a potentially large impact on the Trust's performance. The Trust also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts entered into by the Trust. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Trust may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Trust may obtain only a limited recovery or no recovery in such circumstances. Derivatives may disproportionately increase losses and have a potentially large negative impact on the Trust’s performance.

Counterparty Risk

Changes in the credit quality of the companies that serve as the Trust’s counterparties with respect to its derivatives positions and liquidity providers for the Trust’s residual interest bonds or other investments supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the municipals markets have recently incurred significant financial hardships including bankruptcy and material loss of credit standing as a result of exposure to sub-prime mortgages and other investments that have experienced defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations. By using derivatives or other instruments that expose the Trust to counterparties, the Trust assumes the risk that its counterparties could experience future financial hardship.

Equity Securities Risk

The Trust may invest in the equity securities of domestic and foreign issuers, including the common stock and preferred stock of such issuers.  Common stock represents an equity ownership interest in the issuing corporation. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the corporation’s board of directors. Common stock normally occupies the most subordinated position in an issuer’s capital structure. Returns on common stock investments consist of any dividends received plus the amount of appreciation or depreciation in the value of the stock. Although common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concerns about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real value during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Preferred stock represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments over the issuer's common stock. As such, preferred stock is inherently more risky than the bonds and loans of the issuer, but less risky than its common stock. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip (in the case of "non-cumulative" preferred stocks) or defer (in the case of "cumulative" preferred stocks) dividend payments. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers' call. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period. There is no assurance that dividends on preferred stocks in which the Trust invests will be declared or otherwise made payable. If the Trust owns preferred stock that is deferring its distributions, the Trust may be required to report income for federal income tax purposes while it is not receiving cash payments corresponding to such income. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.

Capitalization Risk

The general risks associated with debt instruments or equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Small capitalization companies involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Trust may have difficulty purchasing or selling securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Other Investment Companies Risk

The Trust may, subject to the limitations of the 1940 Act, invest in the securities of other investment companies, including other closed-end funds. Such securities may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. The Trust, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Trust’s own operations.

The Trust may invest in the securities of ETFs, to the extent permitted by law. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis. The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility. Investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities. Typically, the ETF bears its own operational expenses, which are deducted from its assets. To the extent that the Trust invests in ETFs, the Trust must bear these expenses in addition to the expenses of its own operation.

Risk of Regulatory Changes

To the extent that legislation or national or sub-national bank or other regulators in the U.S. or relevant foreign jurisdiction impose additional requirements or restrictions on the ability of certain financial institutions to make loans, particularly in connection with highly leveraged transactions, the availability of investments sought after by the Trust may be reduced. Further, such legislation or regulation could depress the market value of investments held by the Trust. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to Eaton Vance and the portfolio managers in connection with managing the Trust and may also adversely affect the ability of the Trust to achieve its investment objectives.

On July 21, 2010, the President signed into law major financial services reform legislation in the form of the Dodd-Frank Act. The Dodd-Frank Act, among other things, grants regulatory authorities, such as the CFTC and SEC, broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the over-the-counter derivatives market. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions (in addition to those that have been proposed or taken thus far) that would adversely affect the Trust or investments made by the Trust. Possible regulatory actions taken under these revised and expanded powers may include actions related to, among others, financial consumer protection, proprietary trading and derivatives. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not adversely affect the Trust’s performance and/or yield, perhaps to a significant extent. For example, the implementation of the Dodd-Frank Act could adversely affect the Trust by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase the Trust’s and the Adviser’s exposure to potential liabilities or restrictions. Increased regulatory oversight can also impose administrative burdens on the Trust and the Adviser including, without limitation, making them subject to examinations or investigations and requiring them to implement new policies and procedures.

Regulatory Risk – Commodity Pool Operator

The Trust may claim an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA promulgated by the CFTC. The Trust may not, therefore, be subject to registration or regulation as a “commodity pool operator” under the CEA and the Trust may choose to operate so as not to be deemed to be a “commodity pool” under the regulations of the CFTC under current law. The CFTC has adopted amendments to its rules that may affect the ability of the Trust to claim this exclusion. The Trust could be limited in its ability to use futures or options on futures or engage in swaps transactions if it chooses to claim the exclusion. If the Trust does not claim the exclusion, the Trust believes that the Adviser may become subject to registration and regulation as a commodity pool operator with respect to the Trust. The Trust may incur additional expenses as a result of the CFTC’s registration and regulatory requirements. The effect of the rule changes on the operations of the Trust and the Adviser is not fully known at this time. The Trust and the Adviser are continuing to analyze the effect of these rule changes on the Trust.

Liquidity Risk

[The Trust may invest without limit in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Trust has valued the securities).] Many of the Trust’s investments may be illiquid. Illiquid securities include securities legally restricted as to resale, and may include commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the investment adviser pursuant to procedures adopted by the Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. Even if determined to be liquid, Rule 144A securities may increase the level of portfolio illiquidity if eligible buyers become uninterested in purchasing such securities. It may be difficult to sell illiquid securities at a price representing fair value until such time as the securities may be sold publicly. It also may be more difficult to determine the fair value of such securities for purposes of computing the Trust’s net asset value. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Trust may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Trust may incur additional expense when disposing of illiquid securities, including all or a portion of the cost to register the securities. The Trust also may acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities that are in addition to applicable legal restrictions. Such restrictions might prevent the sale of such securities at a time when such sale would otherwise be desirable.

Tax Risk

The Trust intends to elect to be treated as a “regulated investment company” under the Code and intends each year to qualify and be eligible to be treated as such. If the Trust qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, distributed (or deemed distributed, as described below) to shareholders, provided that, for each taxable year, the Trust distributes (or is treated as distributing) to its shareholders an amount equal to or exceeding 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses). The Trust intends to distribute all or substantially all of its investment company taxable income and net capital gain each year. In order for the Trust to qualify as a regulated investment company in any taxable year, the Trust must meet certain asset diversification tests and at least 90% of its gross income for such year must be certain types of qualifying income. Foreign currency gains will generally be treated as qualifying income for purposes of the 90% gross income requirement. However, the U.S. Treasury Department has authority to issue regulations in the future that could treat some or all of the Trust’s foreign currency gains as non-

qualifying income, thereby jeopardizing the Trust’s status as a regulated investment company for all years to which the regulations are applicable. Income derived from some commodity-linked derivatives is not qualifying income, and the treatment of income from some other commodity-linked derivatives is uncertain, for purposes of the 90% gross income test. If for any taxable year the Trust were to fail to meet the income or diversification test described above, the Trust could in some cases cure such failure, including by paying a fund-level tax and, in the case of a diversification test failure, disposing of certain assets. If the Trust were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Trust to tax at the corporate level (currently at a 35% U.S. federal tax rate) and, when such income is distributed, to a further tax at the shareholder level to the extent of the Trust’s current or accumulated earnings and profits.

Market Disruption and Geopolitical Risk

The aftermath of the war with Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may have a substantial impact on the U.S. and world economies and securities markets. Terrorist attacks closed some of the U.S. securities markets in 2001, and similar events cannot be ruled out in the future. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These risks may adversely affect individual issuers and securities markets, interest rates, secondary trading, investor psychology, inflation and other factors relating to the Common Shares.

Anti-Takeover Provisions

The Trust’s Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Trust or to change the composition of the Board. See “Description of capital structure — Anti-Takeover Provisions in the Declaration of Trust.”

Management of the Trust

BOARD OF TRUSTEES

The management of the Trust, including general supervision of the duties performed by the Adviser under the Advisory Agreement (as defined below), is the responsibility of the Trust’s Board under the laws of The Commonwealth of Massachusetts and the 1940 Act.

THE ADVISER

Eaton Vance acts as the Trust’s investment adviser under an Investment Advisory and Administrative Agreement (the “Advisory Agreement”). The Adviser’s principal office is located at 2 International Place, Boston, Massachusetts 02110. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. Eaton Vance and its affiliates serve as investment advisers to investment companies and individual and institutional clients. As of October 31, 2012, Eaton Vance and its affiliates managed approximately $199.5 billion of assets, including [X] municipal bond funds with combined assets of about $[X] billion.. Eaton Vance is a direct wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company, which through its subsidiaries and affiliates engages primarily in investment management and administration.

Eaton Vance employs [  ] personnel in its municipal bond department, including eight portfolio managers, five traders and nine research analysts. Eaton Vance was one of the first advisory firms to manage a registered municipal bond investment company, and has done so continuously since 1978. Eaton Vance and certain of its subsidiaries currently manage ten national municipal investment companies, 50 single state municipal investment companies, and one money market municipal investment company, with assets of about $[  ] billion. Of the municipal income funds managed by Eaton Vance, [  ] are closed-end funds.

Under the general supervision of the Trust’s Board, Eaton Vance will act as investment adviser for and manage the investment and reinvestment of the assets of the Trust and administer its affairs. As investment adviser to the Trust, Eaton Vance will furnish continuously an investment program and will determine from time to time what securities and other investments will be acquired, disposed of or exchanged and what portion of the Trust’s assets will be held uninvested, subject always to the applicable restrictions of the Declaration of Trust, By-Laws and registration statement of the Trust under the 1940 Act. Eaton Vance will furnish for the use of the Trust office space and all necessary office facilities, equipment and personnel for servicing the investments of the Trust and for administering its affairs and will pay the salaries and fees of all officers and Trustees of the Trust who are members of Eaton Vance’s organization and all personnel of Eaton Vance performing services relating to research and investment and administrative activities. In return for these investment advisory services, facilities and payments, the Trust has agreed to pay the Adviser as compensation under the Advisory Agreement a fee in the amount of [  ]% of the Trust’s average daily gross assets up to and including $[  ], and [  ]% of the Trust’s average daily gross assets in excess of $[  ]. Accordingly, assuming that the Trust issues [  ] Common Shares and employs leverage up to the maximum of [  ]% of gross assets, the effective advisory fee borne by Common Shareholders would increase from [  ]% to [  ]%. For purposes of this calculation, “gross assets” of the Trust shall mean total assets of the Trust, including any form of leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt obligations or through the purchase of residual interest bonds), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust’s investment objectives and policies, and/or (iv) any other means; all as determined in accordance with generally accepted accounting principals. In approving the Trust’s Investment Advisory and Administrative Services Agreement, the Board considered that the fee payable to the Adviser is determined based on the gross assets of the Trust, including assets acquired through the use of leverage and, therefore, that the fees payable to the Advisor will increase with the use of leverage. In connection with the Board’s annual review of the Trust’s Investment Advisory and Administrative Services Agreement, the Board will consider the Trust’s use of leverage, including through the investment in residual interest bonds, and the conflicts of interest that arise from these activities.

A discussion regarding the basis for the Board approval of the Trust’s Investment Advisory and Administration Agreement will be available in the Trust’s initial report to shareholders.

[[  ] and [  ]] are the portfolio managers of the Trust and are responsible for day-to-day management of the Trust’s investments. Each of [  ] and [  ] also manages other Eaton Vance portfolios, has been an Eaton Vance portfolio manager for more than 5 years, and is a Vice President of Eaton Vance.  The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Trust.

The Trust and the Adviser have adopted a Code of Ethics relating to personal securities transactions. The Code permits Adviser personnel to invest in securities (including securities that may be purchased or held by the Trust) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Code of Ethics.

THE ADMINISTRATOR

Eaton Vance serves as administrator of the Trust but currently receives no compensation for providing administrative services to the Trust.  Under the Advisory Agreement, Eaton Vance is responsible for managing the business affairs of the Trust, subject to the supervision of the Trust’s Board. Eaton Vance will furnish to the Trust all office facilities, equipment and personnel for administering the affairs of the Trust. Eaton Vance’s administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Trust’s custodian and transfer agent, providing assistance in connection with the Trustees’ and shareholders’ meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct the Trust’s business.

Determination of net asset value

The net asset value per share of the Trust is determined no less frequently than daily, on each day that the New York Stock Exchange (the "NYSE") is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Trust’s net asset value per share is determined by State Street Bank and Trust Company, in the manner authorized by the Trustees of the Trust. Net asset value is computed by dividing the value of the Trust’s total assets, less its liabilities, by the number of shares outstanding.

Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most municipal obligations held by the Trust, and such obligations, including those purchased on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing service uses factors which may include: information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable obligations, if any, are normally valued on the basis of valuations furnished by a pricing service. Open futures positions on debt obligations are valued at closing settlement prices on the valuation day, unless such price does not reflect the fair value of the contract, in which case the positions will be valued in accordance with the Trust’s procedures.

Distributions

The Trust intends to make monthly distributions of net investment income. The Trust will distribute annually any net short-term capital gain and any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss). Distributions to Common Shareholders cannot be assured, and the amount of each monthly distribution is likely to vary. Initial distributions to Common Shareholders are expected to be declared approximately 45 days and are expected to be paid approximately 60 days after the completion of this offering. See “Description of capital structure.”

Federal income tax matters

The following discussion of federal income tax matters is based on the advice of K&L Gates LLP, counsel to the Trust.

The discussions below and certain disclosure in the SAI provide general tax information related to an investment in the Common Shares. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Trust. The following tax discussion assumes that you are a U.S. Common Shareholder and that you hold the Common Shares as a capital asset (generally, property held for investment).

The Trust intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Code. Accordingly, the Trust intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income (including both investment company taxable income and net tax-exempt interest income) and net short-term capital gains (after reduction by net long term capital losses and any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and generally to avoid paying federal income or excise tax thereon. If it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Trust will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

To qualify as a RIC for income tax purposes, the Trust must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. The Trust must also distribute to its shareholders at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for each taxable year.

The Trust must also satisfy certain requirements with respect to the diversification of its assets. The Trust must have, at the close of each quarter of its taxable year, at least 50% of the value of its total assets represented by cash items, U.S. government securities, securities of other RICs, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Trust or more than 10% of the voting securities of that issuer. In addition, at those times, not more than 25% of the value of the Trust’s assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers that the Trust controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

If the Trust does not qualify as a RIC for any taxable year, the Trust’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the Common Shareholder as ordinary income.  Such distributions will be treated as qualified dividend income with respect to Common Shareholders who are individuals and will be eligible for the dividends received deduction in the case of Common Shareholders taxed as corporations, provided certain holding period requirements are met. In order to requalify for taxation as a RIC, the Trust may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

At least annually, the Trust intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain.

Net capital gain distributions are generally taxable at rates applicable to long-term capital gains regardless of how long a Common Shareholder has held his or her Common Shares. Long-term capital gains are currently taxable at a maximum rate of 15%. Absent further legislation, the maximum 15% rate on long-term capital gains will increase to 20%, and the maximum rate applicable to ordinary income will increase to 39.6%, in both cases for taxable years beginning after December 31, 2012. For taxable years beginning after December 31, 2012, certain individuals, estates and trusts will be subject to an additional 3.8% tax on net investment income, including net capital gains.

As described in “Distributions” above, the Trust may retain for investment some (or all) of its net capital gain. If the Trust retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Trust retains any net capital gain, it may report the retained amount as undistributed capital gains as part of its annual reporting to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the tax paid by the Trust on such undistributed amount against their U.S. federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of Common Shares owned by a Common Shareholder of the Trust will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the Common Shareholder under clause (ii) of the preceding sentence.

If, for any calendar year, the Trust’s total distributions exceed the Trust’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares (assuming the Common Shares are held as a capital asset). The amount treated as a tax-free return of capital will reduce the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her Common Shares.

The Internal Revenue Service (“IRS”) currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, if the Trust issues preferred shares, it will designate dividends made with respect to Common Shares and preferred shares as consisting of particular types of income (e.g., exempt interest, net capital gain and ordinary income) in accordance with the proportionate share of each class in the total dividends paid by the Trust during the year.

Dividends and other taxable distributions declared by the Trust in October, November or December to shareholders of record on a specified date in such month and paid during the following January will be treated as having been received by shareholders in the year the distributions were declared.

Each Common Shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions (including net capital gains credited to the Common Shareholder but retained by the Trust) after the close of the Trust’s taxable year.

The redemption, sale or exchange of Common Shares normally will result in capital gain or loss to Common Shareholders. Generally a shareholder’s gain or loss will be long-term capital gain or loss if the Common Shares have been held for more than one year. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum rate of 15%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. As noted above, absent further legislation, the 15% maximum rate applicable to long-term capital gains will increase to 20% and the maximum rate applicable to ordinary income will increase to 39.6%, for taxable years beginning after December 31, 2012. An additional 3.8% tax may apply to certain individual, estate or trust shareholders’ taxable distributions and to any capital gains for taxable years beginning after December 31, 2012. If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the shareholder on such share. Any loss realized on a sale or exchange of shares of the Trust will be disallowed to the extent those shares of the Trust are replaced by other substantially identical shares of the Trust or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Trust will be adjusted to reflect the disallowed loss.

An investor should be aware that, if Shares are purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such Shares, in effect resulting in a taxable return of some of the purchase price. An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders.

Gains or losses attributable to fluctuations in exchange rates between the time the Trust accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Trust actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.  Transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

The Trust may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. If more than 50% of the value of the total assets of the Trust consists of securities issued by foreign issuers, the Trust may be eligible to pass through to shareholders its proportionate share of any foreign taxes paid by the Trust, in which event shareholders will include in income, and will be entitled to take any foreign tax credits or deductions for, such foreign taxes.

Certain of the Trust’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Trust to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (viii) adversely alter the characterization of certain complex financial transactions. While it may not always be successful in doing so, the Trust will seek to avoid or minimize any adverse tax consequences of its investment practices.

The Trust may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Trust enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Certain dividend distributions paid by the Trust (whether paid in cash or reinvested in additional Common Shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (through 2012, 15%, or 0% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period and other requirements are satisfied by the Common Shareholder, as discussed below, and the dividends are attributable to qualified dividend income received by the Trust itself. For this purpose, “qualified dividend income” means dividends received by the Trust from United States corporations and “qualified foreign corporations,” provided that the Trust satisfies certain holding period and other requirements in respect of the stock of such corporations.  The Trust’s investment program and the tax treatment of Trust distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the “sunset” provisions described above that would have the effect of repealing the favorable treatment of qualified dividend income and reimposing the higher tax rates applicable to ordinary income in 2013 unless further legislative action is taken.

If the Trust invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Trust elects to include market discount in income currently), the Trust must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Trust must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify as a RIC and to avoid federal income and excise taxes. Therefore, the Trust may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

As with all investment companies, the Trust may be required to “backup” withhold U.S. federal income tax at the current rate of 28% (increasing to 31% in 2013) of all taxable distributions payable to Common Shareholders who fail to provide the Trust with their correct taxpayer identification number or to make required certifications, or if the Common Shareholders have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

The Trust may invest in other securities the U.S. federal income tax treatment of which is uncertain or subject to recharacterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Trust, it could affect the timing or character of income recognized by the Trust, requiring the Trust to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

The foregoing briefly summarizes some of the important federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the federal tax law as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. A more complete discussion of the tax rules applicable to the Trust and the Common Shareholders can be found in the Statement of Additional Information that is incorporated by reference into this Prospectus. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds Common Shares as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

Dividend reinvestment plan

The Trust has established a dividend reinvestment plan (the “Plan”). Under the Plan, unless a Common Shareholder elects to receive distributions in cash, all distributions will be automatically reinvested in additional Common Shares. American Stock Transfer & Trust Company (“AST” or the “Plan Agent”) serves as agent for the Common Shareholders in administering the Plan. Common Shareholders who elect not to participate in the Plan will receive all Trust distributions in cash paid by check mailed directly to the Common Shareholder of record (or, if the Common Shares are held in street or other nominee name, then to the nominee) by AST, as disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent prior to any distribution record date.

Common Shares will be acquired by the Plan Agent or an independent broker-dealer for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional previously authorized but unissued Common Shares from the Trust (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the New York Stock Exchange (“NYSE”) or elsewhere. If, on the payment date for the distribution, the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the distribution amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the net asset value per Common Share on the date the Common Shares are issued, provided that the maximum discount from the then current market price per Common Share on the date of issuance may not exceed 5%. If on the distribution payment date the net asset value per Common Share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the distribution amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the distribution payment date, the Plan Agent will have up to 30 days after the distribution payment date to invest the distribution amount in Common Shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Agent could exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in newly issued Common Shares on the distribution payment date. Therefore, the Plan provides that if the Plan Agent is unable to invest the full distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the distribution amount in newly issued Common Shares.

The Plan Agent maintains all Common Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Common Shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Common Shareholder’s proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants. In the case of Common Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Trust as a result of distributions payable either in Common Shares or in cash. However, each Plan participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions.

Common Shareholders participating in the Plan may receive benefits not available to Common Shareholders not participating in the Plan. If the market price (plus commissions) of the Common Shares is above their net asset value, participants in the Plan will receive Common Shares of the Trust purchased at a discount to market price and having a current value that exceeds the cash distributions they would have otherwise received on their Common Shares. If the market price (plus commissions) of the Common Shares is below their net asset value, Plan participants will receive Common Shares with a net asset value that exceeds the cash distributions they would have otherwise received on their Common Shares. There may, however, be insufficient Common Shares available in the market at prices below net asset value to satisfy the Plan’s requirements, in which case the Plan Agent will acquire newly issued Common Shares. Also, since the Trust does not redeem its Common Shares, the price on resale of Common Shares may be more or less than their net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, upon 30 days’ notice to Plan participants, the Trust reserves the right to amend or terminate the Plan. A Plan participant will be charged a $5.00 service charge and pay brokerage charges whenever he or she directs the Plan Agent to sell Common Shares held in a distribution reinvestment account.

All correspondence concerning the Plan should be directed to the Plan Agent at American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Please call 1-866-706-0514 between the hours of 9:00 a.m. and 5:00 p.m. Eastern Time if you have questions regarding the Plan.

Description of capital structure

The Trust is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by the Declaration of Trust. The Declaration of Trust provides that the Trustees of the Trust may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Common Shares. The Trust intends to hold annual meetings of shareholders in compliance with the requirements of the NYSE.

COMMON SHARES

The Declaration of Trust permits the Trust to issue an unlimited number of full and fractional Common Shares of beneficial interest, $0.01 par value per Share. Each Share represents an equal proportionate interest in the assets of the Trust with each other Share in the Trust. Holders of Common Shares will be entitled to the payment of dividends when, as and if declared by the Board. The 1940 Act or the terms of any borrowings may limit the payment of dividends to the holders of Common Shares. Each whole Share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Trust, after paying or adequately providing for the payment of all liabilities of the Trust, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Trust among the holders of the Common Shares. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust, and provides for the indemnification by the Trust or by any Class or Series thereof of the Shareholders, Trustees, officers and employees of the Trust and of such other Persons as the Trustees in the exercise of their discretion may deem appropriate or desirable, whether in the By-Laws or by contract, vote or other action of the Trustees.  Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the Trust as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Trust has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Board.  The Common Shares have no preemptive rights.

The Trust generally will not issue Share certificates. However, the Trustees may authorize the issuance of certificates of beneficial interest to evidence the ownership of Shares.

REPURCHASE OF COMMON SHARES AND OTHER DISCOUNT MEASURES

Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board has determined that from time to time it may be in the interest of Common Shareholders for the Trust to take corrective actions. The Board, in consultation with Eaton Vance, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the net asset value of the Common Shares, the liquidity of the assets of the Trust, effect on the Trust’s expenses, whether such transactions would impair the Trust’s status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions which may have a material effect on the Trust’s ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or if undertaken, that such actions will result in the Trust’s Common Shares trading at a price which is equal to or approximates their net asset value. In recognition of the possibility that the Common Shares might trade at a discount to net asset value and that any such discount may not be in the interest of Common Shareholders, the Board, in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount.

USE OF LEVERAGE

Following the completion of the initial public offering of the Trust’s common shares, the Trust intends, subject to then favorable market conditions, to add leverage to its portfolio by utilizing preferred shares, borrowings, such as through bank loans or commercial paper and/or other credit facilities, reverse repurchase agreements and/or dollar rolls such that the leverage initially obtained represents approximately [30]% of the Trust’s total assets (including the amounts of leverage obtained through the use of such instruments). The Trust intends to utilize reverse repurchase agreements, dollar rolls, borrowings and other forms of leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time (i.e., higher or lower than the anticipated approximate [30]% initial level noted above) based on Eaton Vance’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. See “Principal Risks of the Trust—Segregation and Coverage Risk.”

The Trust may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. Under normal market conditions, the Trust will limit its use of leverage from any combination of (i) reverse repurchase agreements or dollar roll transactions (whether or not these instruments are covered as discussed below), (ii) borrowings (i.e., loans or lines of credit from banks or other credit facilities), (iii) issuance of preferred shares, and (iv) to the extent described below, credit default swaps, other swap agreements and futures contracts (whether or not these instruments are covered with segregated assets as discussed below) such that the assets attributable to the use of such leverage will not exceed [50]% of the Trust’s total assets (including, for purposes of the [50]% limit, the amounts of leverage obtained through the use of such instruments) (the “[50]% policy”). For these purposes, assets attributable to the use of leverage from credit default swaps, other swap agreements and futures contracts will be determined based on the current market value of the instrument if it is cash settled or based on the notional value of the instrument if it is not cash settled. In addition, assets attributable to credit default swaps, other swap agreements or futures contracts will not be counted towards the [50]% policy to the extent that the Trust owns offsetting positions or enters into offsetting transactions.

The net proceeds the Trust obtains from reverse repurchase agreements, dollar rolls or other forms of leverage utilized will be invested in accordance with the Trust’s investment objectives and policies as described in this prospectus. So long as the rate of return, net of applicable Trust expenses, on the investments purchased by the Trust exceeds the costs to the Trust of the leverage it utilizes, the investment of the Trust’s net assets attributable to leverage will generate incremental return for the Trust.  Whenever the net return on Trust assets purchases with leverage is less than the cost of the associated leverage, the Trust’s rate of return will be reduced.

The 1940 Act generally prohibits the Trust from engaging in most forms of leverage (including the use of reverse repurchase agreements, dollar rolls, bank loans, commercial paper or other credit facilities, credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, to the extent that these instruments are not covered as described below) unless immediately after the issuance of the leverage the Trust has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of the Trust’s total assets less all liabilities indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Trust’s total net assets, including assets attributable to such leverage). In addition, the Trust is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, this asset coverage test is satisfied. The Trust may (but is not required to) cover its commitments under reverse repurchase agreements, dollar rolls, derivatives and certain other instruments by the segregation of liquid assets, or by entering into offsetting transactions or owning positions covering its obligations. To the extent that certain of these instruments are so covered, they will not be considered “senior securities” under the 1940 Act and therefore will not be subject to the 1940 Act 300% asset coverage requirement otherwise applicable to forms of leverage used by the Trust. However, reverse repurchase agreements, dollar rolls and other such instruments, even if covered, may represent a form of economic leverage and create special risks. The use of these forms of leverage increases the volatility of the Trust’s investment portfolio and could result in larger losses to Common Shareholders than if these strategies were not used. To the extent that the Trust engages in borrowings, it may prepay a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default.

Leveraging is a speculative technique and there are special risks and costs involved. There is no assurance that the Trust will utilize reverse repurchase agreements, dollar rolls or borrowings, issue preferred shares or utilize any other forms of leverage (such as the use of derivatives strategies). If used, there can be no assurance that the Trust’s leveraging strategies will be successful or result in a higher yield on your Common Shares. When leverage is used, the net asset value and market price of the Common Shares and the yield to Common Shareholders will be more volatile. In addition, interest and other expenses borne by the Trust with respect to its use of reverse repurchase agreements, dollar rolls, borrowings or any other forms of leverage are borne by the Common Shareholders and result in a reduction of the net asset value of the Common Shares. In addition, because the fees received by the Adviser are based on the total managed assets of the Trust (including any assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding), the Adviser has a financial incentive for the Trust to use certain forms of leverage (e.g., reverse repurchase agreements, dollar rolls, borrowings and preferred shares), which may create a conflict of interest between the Adviser, on the one hand, and the Common Shareholders, on the other hand.

The Trust also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Trust.

Effects of Leverage

Assuming the Trust engages in reverse repurchase agreements representing [  ]% of the Trust’s total assets (including the amounts of leverage obtained through the use of such instruments), at an annual effective interest expense rate of [—]% payable by the Trust on such instruments (based on market interest rates as of the date of this prospectus), the annual return that the Trust’s portfolio must experience (net of expenses) in order to cover such costs of the reverse repurchase agreements would be [—]%. Of course, the figures are merely estimates based on current market conditions, used for illustration purposes only. Actual interest expenses associated with reverse repurchase agreements (or dollar rolls or borrowings, if any) used by the Trust may vary frequently and may be significantly higher or lower that the rate used for the example above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Trust’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Trust. The table further assumes that the Trust utilizes reverse repurchase agreements representing [  ]% of the Trust’s total assets (including the amounts of leverage obtained through the use of such instruments) and a projected annual rate of interest expense on the Trust’s reverse repurchase agreements of [—]%. Your actual returns may be greater or less than those appearing below.

Assumed portfolio return (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Common Share return assuming [ ]% leverage	( )%	( )%	( )%	( )%	( )%

Common Share total return is composed of two elements — the Common Share dividends paid by the Trust (the amount of which is largely determined by the net investment income of the Trust after paying interest expenses on the Trust’s leveraging transactions as described above and dividend payments on any preferred shares issued by the Trust) and gains or losses on the value of the securities the Trust owns. As required by SEC rules, the table assumes that the Trust is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Trust must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Trust’s portfolio and not the performance of the Trust’s Common Shares, the value of which will be determined by market forces and other factors.

Any benefits of leverage used by the Trust cannot be fully achieved until the proceeds resulting from the use of leverage have been received by the Trust and invested in accordance with the Trust’s investment objectives and policies. The Trust’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, Eaton Vance’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

Possible Future Issuance of Preferred Shares

As noted above, although the Trust has no present intention to do so, the Trust may determine in the future to issue preferred shares to add leverage to its portfolio. Any such preferred shares would have complete priority upon distribution of assets over the Common Shares. Under the 1940 Act, the Trust would not be permitted to issue preferred shares unless immediately after such issuance the value of the Trust’s total net assets was at least 200% of the liquidation value of the outstanding preferred shares plus the aggregate amount of any senior securities representing indebtedness (as defined in the 1940 Act) held by the Trust as described above (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed [50]% of the Trust’s total net assets). The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect two Trustees at all times, and, if dividends on preferred shares shall be unpaid in an amount equal to two full years’ dividends on such preferred shares, to elect a majority of the Trustees. The Trust might also be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Trust by the 1940 Act.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its Board, and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust. These provisions may have the effect of discouraging attempts to acquire control of the Trust, which attempts could have the effect of increasing the expenses of the Trust and interfering with the normal operation of the Trust. The Board is divided into three classes, with the term of one class expiring at each annual meeting of Common Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by holders of record of not less than two-thirds of the outstanding shares of beneficial interest in the Trust either by declaration in writing filed with the custodian of the securities of the trust or by votes cast in person or by proxy at a meeting called for the purpose.

In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of common stock of the Trust then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of such shares and their associates, except where (i) the Trustees by resolution have approved a memorandum of understanding with such holders with respect to and substantially consistent with such transaction, or (ii) the transaction is with a Person of which a majority of the outstanding shares of all classes of stock normally entitled to vote in the election of directors is owned of record or beneficially by the Trust and its subsidiaries.  For purposes of these provisions, the term “Principal Shareholder” shall mean any Person which is the beneficial owner, directly or indirectly, of more than five percent (5%) of the issued and outstanding shares of the Trust or of any class of shares and shall include any “affiliate” or “associate”, as such terms are defined in Rule 12b-

2 of the General Rules and Regulations under the Securities Exchange Act of 1934.  The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder; (ii) the issuance of any securities of the Trust to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder (except assets determined by the Trustees to have an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period or assets sold in the ordinary course of business); or (iv)the sale, lease or exchange to or with the Trust or any subsidiary thereof, in exchange for securities of the Trust, of any assets of any Principal Shareholder (except assets determined by the Trustees to have an aggregate fair market value of less than $1,000,000 aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of Common Shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

CONVERSION TO OPEN-END TRUST

The Trust may be converted from a “closed-end company” to an “open-end company,” as those terms are defined in Section 5(a)(2) and 5(a)(1), respectively, of the 1940 Act upon the affirmative vote or consent of the holders of two-thirds of each class of shares outstanding (with each class separately voting thereon or consenting thereto as a separate class).  Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the issued and outstanding shares otherwise required by law or by the terms of any Class or Series, whether now or hereafter authorized, or by any agreement between the Trust and any national securities exchange.  However, if such conversion is recommended by at least 75% of the Trustees then in office, the vote or written consent of the holders of a majority of the outstanding voting securities of the Trust (which voting securities shall vote separately on the matter by class) shall be sufficient to authorize such conversion.  The composition of the Trust’s portfolio likely would prohibit the Trust from complying with regulations of the SEC applicable to open-end management investment companies. Accordingly, conversion likely would require significant changes in the Trust’s investment policies and liquidation of a substantial portion of its relatively illiquid portfolio. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board believes, however, that the closed-end structure is desirable, given the Trust’s investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Trust to an open-end management investment company. Common Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

Underwriting

The underwriters named below (the “Underwriters”), acting through [  ] and [   ], [  ] as lead managers and [   ] and [  ], as their representatives (together with the lead managers, the “Representatives”), have severally agreed, subject to the terms and conditions of an underwriting agreement with the Trust and  the Adviser (the “Underwriting Agreement”), to purchase from the Trust the number of Common Shares set forth opposite the their respective names. The Underwriters are committed and purchase and pay for all such Common Shares (other than those covered by the over-allotment option described below) if any are purchased.

Underwriters	Number of Common Shares
[ ]

Total

The Trust has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an additional     Common Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter’s initial commitment.

The Trust has agreed to pay a commission to the Underwriters in the amount of $0.90 per Common Share (4.50% of the public offering price per Common Share). The Representatives have advised the Trust that the Underwriters may pay up to $     per Common Share from such commission to selected dealers who sell the Common Shares and that such dealers may reallow a concession of up to $      per Common Share to certain other dealers who sell Common Shares. The Adviser or an affiliate has agreed to pay the amount by which the aggregate of all of the Trust’s offering costs (other than sales loads) exceed $0.04 per Common Share. The Adviser or an affiliate has agreed to reimburse all organizational costs of the Trust.  Investors must pay for any Common Shares purchased on or before       , 2013.

 Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Trust. Consequently, the offering price for the Common Shares was determined by negotiation among the Trust and the Representatives. There can be no assurance, however, that the price at which the Common Shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Trust intends to apply for listing of its Common Shares on the NYSE under the trading or “ticker” symbol “[  ].”

In connection with the requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

The Trust and the Adviser have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended, except in the cases of willful misfeasance, bad faith, gross negligence or reckless disregard of applicable obligations and duties.

The Trust has agreed not to offer, sell or register with the SEC any additional equity securities of the Trust, other than issuances of Common Shares, including pursuant to the Trust’s Plan, and issuances in connection with any preferred shares, each as contemplated in this prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives. The Representatives have informed the Trust that the Underwriters do not intend to sell to any accounts over which they have been granted and exercise discretionary authority.

In connection with this offering, the Underwriters may purchase and sell Common Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Common Shares and syndicate short positions involve the sale by the Underwriters of a greater number of Common Shares than they are required to purchase from the Trust in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Common Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the NYSE or otherwise.

The Trust anticipates that the Representatives and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

In connection with the offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

SHAREHOLDER SERVICING FEE, STRUCTURING FEE, ADDITIONAL COMPENSATION AND OTHER RELATIONSHIPS

Pursuant to a shareholder servicing agreement (the "Shareholder Servicing Agreement") between [  ] and the Adviser, following the completion of this offering, [  ] will at the request of and as specified by the Adviser: (i) undertake to make available public information pertaining to the Trust on an ongoing basis and to communicate to investors and prospective investors the Trust's features and benefits, (ii) make available to investors and prospective investors market price, net asset value, yield and other information regarding the Trust, if reasonably obtainable, for the purpose of maintaining the visibility of the Trust in the investor community (provided that services described in (i) and (ii) above shall not include customary market research information provided by [  ] or its registered broker-dealer affiliates in the ordinary course of their business); (iii) provide certain economic research and statistical information and reports, if reasonably obtainable, on matters including the Trust's market performance and comparative information regarding the Trust and other investment funds, to the Adviser or the Trust, and consult with representatives of the Adviser and the Board in connection therewith; and (iv) provide information to and consult with the Adviser and/or the Board with respect to applicable strategies designed to address market value discounts, including providing information concerning the use and impact of such strategies by other market participants; provided, however, that under the terms of the Shareholder Servicing Agreement, [  ] is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services. For these services, the Adviser (and not the Trust) will pay [  ] a fee computed daily and payable quarterly equal, on an annual basis, of 0.10% of the Trust's average daily gross assets. The total of all of the payments payable to [  ] under the Shareholder Servicing Agreement will not exceed    % of the aggregate initial offering price of the Common Shares offered hereby. Under the terms of the Shareholder Servicing Agreement, [  ] is relieved from liability to the Adviser for any act or omission to act in the course of its performances under the Shareholder Servicing Agreement in the absence of bad faith, gross negligence or willful misconduct on the part of [  ]. The Shareholder Servicing Agreement will continue so long as the investment management agreement remains in effect between the Trust and the Adviser or any successor in interest or affiliate of the Adviser as and to the extent that the investment management agreement is renewed periodically in accordance with the 1940 Act.

In connection with this transaction,   will be paid a marketing and structuring fee by the Adviser (and not the Trust) equal to   % of the aggregate price to the public of the Common Shares sold by    (including shares over-allotted by     regardless of whether the underwriters' over-allotment option is exercised), and which will total $     . The marketing and structuring fee paid to      will not exceed    % of the aggregate initial offering price of the Common Shares offered hereby. In contrast to the underwriting discounts and commissions (earned under the underwriting agreement by the underwriting syndicate as a group), this marketing and structuring fee will be earned by and paid to    by the Adviser for advice to the Adviser on the design and structuring of, and marketing assistance with respect to, the

Trust and the distribution of its Common Shares. These services provided by     to the Adviser are unrelated to the Adviser's function of advising the Trust as to its investments in securities.

The Adviser (and not the Trust) has agreed to pay from its own assets additional compensation to certain qualified underwriters (the “Qualifying Underwriters”).  Qualifying Underwriters receiving additional compensation may be required to meet specified sales targets.  Such sales targets, if applicable, may be waived or lowered with respect to any underwriter in the Adviser’s sole discretion.  The additional compensation will be payable in arrears at the end of each calendar quarter during the continuance of the Advisory Agreement or other advisory agreement between the Adviser and the Trust.       will receive additional compensation, which will not exceed     % of the aggregate initial offering price of the Common Shares offered hereby.

The sum of the fees described above to be paid by the Adviser to [  ],     and the Qualifying Underwriters, if any, and the sales load to be paid by the Trust will not exceed 9.00% of the aggregate initial offering price of the Common Shares offered hereby. None of the compensation to be received by Underwriters with respect to additional compensation transactions will be subject to any discount methodology.

Custodian and transfer agent

State Street Bank and Trust Company, 200 Clarendon Street, Boston, MA 02116 is the custodian of the Trust and will maintain custody of the securities and cash of the Trust. State Street maintains the Trust’s general ledger and computes net asset value per share at least weekly. State Street also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Trust’s investments, and receives and disburses all funds. State Street also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

American Stock Transfer & Trust Company is the transfer agent and dividend disbursing agent of the Trust.

Legal matters

Certain legal matters in connection with the Common Shares will be passed upon for the Trust by K&L Gates LLP, Boston, Massachusetts and for the underwriters by [         ].

Reports to shareholders

The Trust will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Independent registered public accounting firm

[         ], is the independent registered public accounting firm for the Trust and will audit the Trust’s financial statements.

Additional information

This prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Trust has filed with the SEC (file No. 333-156948). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

Table of contents of the
Statement of Additional Information

Page

Additional investment information and restrictions
Trustees and officers
Investment advisory and other services
Portfolio trading
Federal income tax matters
Other information
Independent registered public accounting firm
Report of the independent public accounting firm
Financial statements
Appendix A: Proxy Voting Policies
Appendix B: Ratings of municipal bonds

The Trust’s privacy policy

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

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Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

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None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

●	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

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We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.
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[Eaton Vance Logo]

The information in this SAI is not complete and may be changed. These securities may not be sold until the registration statement filed with the securities and exchange commission is effective. This SAI, which is not a prospectus, is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion November 26, 2012

EATON VANCE MULTI-STRATEGY INCOME TRUST

Two International Place
Boston, Massachusetts 02110
(800) 225-6265

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus of Eaton Vance Multi-Strategy Income Trust (the “Trust”) dated [•], 2013, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with such prospectus, a copy of which may be obtained without charge by contacting your financial intermediary or calling the Trust at 1-800-225-6265.

This Statement of Additional Information is dated [•], 2013

TABLE OF CONTENTS

Additional Investment Information and Restrictions

Trustees and Officers

Investment Advisory and Other Services

Portfolio Trading

Federal Income Tax Matters

Other Information

Independent Registered Public Accounting Firm

Report of the Independent Public Accounting Firm

Financial Statements

Appendix A	A-1

Appendix B	B-1

Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Trust’s prospectus.

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

Additional Investment Information

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The Adviser may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objectives.

High Yield Securities

High yield securities (commonly referred to as “junk bonds”) are considered to be of below investment grade quality and generally provide greater income potential and/or increased opportunity for capital appreciation than investments in higher quality debt securities but they also typically entail greater potential price volatility and principal and income risk.  High yield securities may be subject to higher risk and include certain corporate debt obligations, higher yielding preferred securities and mortgage-related securities, and securities convertible into the foregoing.  They are regarded as predominantly speculative with respect to the entity’s continuing ability to meet principal and interest payments.  Also, their yields and market values may fluctuate more than higher rated securities.  Fluctuations in value do not affect the cash income from the securities, but are reflected in the Trust’s net asset value.  The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower rated and unrated securities to be less creditworthy. The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities.

Stressed and Distressed Securities

Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Trust will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than expected. The Trust may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Trust may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Mortgage-Related and Other Asset-Backed Securities

MBS are “pass through” securities, meaning that a pro rata share of regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool is passed through monthly to the holder.  MBS may include conventional mortgage pass through securities, participation interests in pools of adjustable and fixed rate mortgage loans, stripped mortgage-backed securities (described herein), floating rate mortgage-backed securities and certain classes of multiple class CMOs. MBS pay principal to the holder over their term, which differs from other forms of debt securities that normally provide for principal payment at maturity or specified call dates. MBS are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines.  In addition, investments in MBS involve certain specific risks, including the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows.  Certain MBS may be purchased on a when-issued basis subject to certain limitations and requirements.

There are currently three types of MBS: (1) those issued by the U.S. Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”); (2) those issued by private issuers that represent an interest in or are collateralized by pass through securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass through securities without a government guarantee but that usually have some form of private credit enhancement.  Privately issued MBS are structured similar to GNMA, FNMA and FHLMC MBS, and are issued by originators or and investors in mortgage loans, including depositary institutions mortgage banks and special purpose subsidiaries of the foregoing.

GNMA Certificates and FNMA Mortgage-Backed Certificates are MBS representing part ownership of a pool of mortgage loans. GNMA loans (issued by lenders such as mortgage bankers, commercial banks and savings and loan associations) are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A pool of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once such pool is approved by GNMA, the timely payment of interest and principal on the Certificates issued representing such pool is guaranteed by the full faith and credit of the U.S. Government. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development.  FNMA, a federally chartered corporation owned entirely by private stockholders, purchases both conventional and federally insured or guaranteed residential mortgages from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers, and packages pools of such mortgages in the form of pass-through securities generally called FNMA Mortgage-Backed Certificates, which are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government; however, they are supported by the right of FNMA to borrow from the U.S. Treasury Department.

FHLMC, a corporate instrumentality of the U.S. Government created by Congress for the purposes of increasing the availability of mortgage credit for residential housing, issues participation certificates (“PCs”) representing undivided interest in FHLMC’S mortgage portfolio. While FHLMC guarantees the timely payment of interest and ultimate collection of the principal of its PCs, its PCs are not backed by the full faith and credit of the U.S. Government. FHLMC PCs differ from GNMA Certificates in that the mortgages underlying the PCs are monthly “conventional” mortgages rather than mortgages insured or guaranteed by a federal agency or instrumentality. However, in several other respects, such as the monthly pass-through of interest and principal (including unscheduled prepayments) and the unpredictability of future unscheduled prepayments on the underlying mortgage pools, FHLMC PCs are similar to GNMA Certificates.  See also “ Events Regarding FNMA and FHLMC” herein.

While it is not possible to accurately predict the life of a particular issue of MBS, the actual life of any such security is likely to be substantially less than the final maturities of the mortgage loans underlying the security. This is because unscheduled early prepayments of principal on MBS will result from the prepayment, refinancings or foreclosure of the underlying mortgage loans in the mortgage pool. Prepayments of MBS may not be able to be reinvested at the same interest rate.  Because of the regular scheduled payments of principal and the early unscheduled prepayments of principal, MBS is less effective than other types of obligations as a means of “locking-in” attractive long-term interest rates. As a result, this type of security may have less potential for capital appreciation during periods of declining interest rates than other U.S. Government securities of comparable maturities, although many issues of MBS may have a comparable risk of decline in market value during periods of rising interest rates. If MBS is purchased at a premium above its par value, a scheduled payment of principal and an unscheduled prepayment of principal, which would be made at par, will accelerate the realization of a loss equal to that portion of the premium applicable to the payment or prepayment. If MBS has been purchased at a discount from its par value, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current returns and will accelerate the recognition of income, which, when distributed to Trust shareholders, will be taxable as ordinary income.

The value of FNMA and FHLMC securities fell sharply in 2008 due to concerns that these agencies did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency Trusts and to purchase the companies’ stock. In September 2008, the U.S. Treasury Department announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. In connection with the conservatorship, the U.S. Treasury Department entered into Senior Preferred Stock Purchase Agreements (“PSPAs”) under which, if the FHFA determines that the liabilities of FNMA and FHLMC have exceeded their assets under generally accepted accounting principles, the U.S. Treasury Department will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the MBS issued by FNMA and FHLMC. On February 18, 2009, the U.S. Treasury Department announced that it was doubling the size of its commitment to each of FNMA and FHLMC under the Senior Preferred Stock Program to $200 billion.  The U.S. Treasury Department’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per entity.  FNMA and FHLMC are continuing to operate as going concerns while in conservatorship, and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.  The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA and FHLMC’s ability to meet its obligations.  FHFA has indicated that the conservatorship of each entity will end when the director of FHFA determines that FHFA’s plan to restore the entity to a safe and solvent condition has been completed.  No assurance can be given that the U.S. Treasury Department initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.

Real Estate Securities

Securities of companies in the real estate industry, such as REITs, are sensitive to factors, such as changes in: real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types. Investments in REITs may also be adversely affected by rising interest rates. By investing in REITs, the Trust will bear REIT expenses in addition to its own expenses.

Foreign/Non-U.S. Securities

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, because foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements and regulatory measures comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation, currency blockage, political or social instability, or diplomatic developments, which could affect investments in those countries. Any of these actions could adversely affect securities prices, impair the Trust’s ability to purchase or sell foreign securities, or transfer the Trust’s assets or income back to the United States, or otherwise adversely affect Trust operations.  In the event of nationalization, expropriation or confiscation, the Trust could lose its entire investment in that country.

Other potential foreign market risks include exchange controls, difficulties in valuing securities, defaults on foreign government securities, and difficulties of enforcing favorable legal judgments in foreign courts.  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, reinvestment of capital, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Certain economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries , changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.  Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States.  Foreign countries may not have the infrastructure or resources to respond to natural and other disasters that interfere with economic activities, which may adversely affect issuers located in such countries.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Payment for securities before delivery may be required and in some countries delayed settlements are customary, which increases the Trust’s risk of loss. The Trust generally holds its foreign securities and related cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Trust’s ability to recover its assets if a foreign bank, depository or issuer of a security or any of their agents goes bankrupt.  Certain countries may require withholding on dividends paid on portfolio securities and on realized capital gains.

In addition, it is often more expensive to buy, sell and hold securities in certain foreign markets than in the United States. Foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable.  The fees paid to foreign banks and securities depositories generally are higher than those charged by U.S. banks and depositories.  The increased expense of investing in foreign markets reduces the amount earned on investments and typically results in a higher operating expense ratio for the Trust as compared to investment companies that invest only in the United States.

Depositary receipts (including American Depositary Receipts (“ADRs”) and Global Depositary Receipts “GDRs”)) are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on foreign markets, exchange risk.   Depositary receipts may be sponsored or unsponsored. Unsponsored depositary receipts are established without the participation of the issuer. As a result, available information concerning the issuer of an unsponsored depository receipt may not be as current as for sponsored depositary receipts , and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. Unsponsored depositary receipts may involve higher expenses, may not pass through voting or other shareholder rights and they may be less liquid.

Unless otherwise provided in the Trust’s prospectus, in determining the domicile of an issuer, the investment adviser may consider the domicile determination of the Trust’s benchmark index or a leading provider of global indexes and may take into account such factors as where the company’s securities are listed, and where the company is legally organized, maintains principal corporate offices and/or conducts its principal operations.

Emerging Market Securities

The risks described under “Foreign Investments” herein generally are heightened in connection with investments in emerging markets.  Also, investments in securities of issuers domiciled in countries with emerging capital markets may involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit investment opportunities, such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. Trading practices in emerging markets also may be less developed, resulting in inefficiencies relative to trading in more developed markets, which may result in increased transaction costs.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in emerging market countries.  There can be no assurance that repatriation of income, gain or initial capital from these countries will occur.  In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may undergo significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the entire value of an investment in the affected market could be lost. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in developed markets.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Certain emerging market securities may be held by a limited number of persons. This may adversely affect the timing and pricing of the acquisition or disposal of securities.  The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions in particular securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because brokers and counterparties in such markets may be less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets.  As an alternative to investing directly in emerging markets, exposure may be obtained through derivative investments.

Sovereign Debt

[The Trust may invest in sovereign debt issued by non-U.S. developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supranational government entities. Supranational entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Trust, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from non-U.S. governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend Trusts to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Trust) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.]

[The Trust’s investments in foreign currency-denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Trust’s income distributions to constitute returns of capital for tax purposes or require the Trust to make distributions exceeding book income to qualify as a regulated investment company or to eliminate Trust-level tax for U.S. federal income tax purposes.]

Foreign Currency Transactions

As measured in U.S. dollars, the value of assets denominated in foreign currencies may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions (see “Forward Foreign Currency Exchange Contracts,” “Option Contracts,” “Futures Contracts” and “Swap Agreements – Currency Swaps” herein).  Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits.

Foreign Currency Exchange Contracts

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect against an adverse change in the relationship between currencies or to increase exposure to a particular foreign currency. Cross-hedging may be done by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of instruments denominated in a different currency (or the basket of currencies and the underlying currency). Use of a different foreign currency (for hedging or non-hedging purposes) magnifies exposure to foreign currency exchange rate fluctuations. Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. The precise matching of the forward contract amounts and the value of the instruments denominated in the corresponding currencies will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes.

When a currency is difficult to hedge or to hedge against the dollar, the Trust may enter into a forward contract to sell a currency whose changes in value are generally considered to be linked to such currency. Currency transactions can result in losses if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time the hedge is in place. If the Trust purchases a bond denominated in a foreign currency with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Trust were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar.

Some of the forward foreign currency exchange contracts may be classified as non-deliverable forwards (“NDFs”). NDFs are cash-settled, forward contracts that may be thinly traded. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars, but may be settled in other currencies. They are often used to gain exposure to or hedge exposure to foreign currencies that are not internationally traded.  NDFs may also be used to gain or hedge exposure to gold.

U.S. Government Securities

U.S. Government securities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one year to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury ; (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury ; ( c) discretionary authority of the

U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality; or (d) the credit of the agency or instrumentality. U.S. Government securities also include any other security or agreement collateralized or otherwise secured by U.S. Government securities.  Agencies and instrumentalities of the U.S. Government include but are not limited to: Farmers Home Administration, Export-Import Bank of the United States, Federal Housing Administration, Federal Land Banks, Federal Financing Bank, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Bank System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, General Services Administration, Government National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Maritime Administration, Small Business Administration, Tennessee Valley Authority, Washington D.C. Armory Board and any other enterprise established or sponsored by the U.S. Government. The U.S. Government generally is not obligated to provide support to its instrumentalities.  The principal of and/or interest on certain U.S. Government securities could be (a) payable in foreign currencies rather than U.S. dollars or (b) increased or diminished as a result of changes in the value of the U.S. dollar relative to the value of foreign currencies. The value of such portfolio securities denominated in foreign currencies may be affected favorably by changes in the exchange rate between foreign currencies and the U.S. dollar.  For additional information about Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, see “Events Regarding FNMA and FHLMC” herein.

Municipal Bonds

Municipal obligations include debt obligations issued to obtain Trusts for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining Trusts for general operating expenses and loans to other public institutions and facilities.  Certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Municipal obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. While most municipal bonds pay a fixed rate of interest semiannually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Some bonds may pay interest at a variable or floating rate.  Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.   Municipal obligations also include trust certificates representing interests in municipal securities held by a trustee. The trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities.

In general, there are three categories of municipal obligations, the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the alternative minimum tax (“AMT”): (i) certain “public purpose” obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain “private activity bonds” issued after August 7, 1986 which include “qualified Section 501(c)(3) bonds” or refunding of certain obligations included in the second category. Opinions relating to the validity of municipal bonds, exclusion of municipal bond interest from an investor’s gross income for federal income tax purposes and, where applicable, state and local income tax, are rendered by bond counsel to the issuing authorities at the time of issuance.

Interest on certain “private activity bonds” issued after August 7, 1986 is exempt from regular federal income tax, but such interest (including a distribution by the Trust derived from such interest) is treated as a tax preference item which could subject the recipient to or increase the recipient’s liability for the AMT. For corporate shareholders, the Trust’s distributions derived from interest on all municipal obligations (whenever issued) are included in “adjusted current earnings” for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).

The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to Trust a wide range of public projects, including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to Trust a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many lower rated bonds provide additional security in the form of a debt service reserve Trust that may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.  Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features, including reserve Trusts and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Many of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue.   The Trust may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, the Trust anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.  Investing in revenue bonds may involve (without limitation) the following risks.

Hospital bond ratings are often based on feasibility studies that contain projections of expenses, revenues and occupancy levels.  A hospital’s income available to service its debt may be influenced by demand for hospital services, management capabilities, the service area economy, efforts by insurers and government agencies to limit rates and expenses, competition, availability and expense of malpractice insurance, and Medicaid and Medicare Trusting.

Education-related bonds are comprised of two types: (i) those issued to finance projects for public and private colleges and universities, charter schools and private schools, and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with Trusting are subject to many risks, including the risks of unanticipated revenue decline, primarily the result of decreasing student enrollment, decreasing state and federal Trusting, or changes in general economic conditions. Additionally, higher than anticipated costs associated with salaries, utilities, insurance or other general expenses could impair the ability of a borrower to make annual debt service payments. Student loan revenue bonds are generally offered by state (or sub-state) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which may be supported by reserves or other forms of credit enhancement. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the economic conditions of the airport’s service area and may be affected by the business strategies and fortunes of specific airlines. They may also be subject to competition from other airports and modes of transportation. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Industrial development bonds are normally secured only by the revenues from the project and not by state or local government tax payments, they are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, IDBs are sensitive to the risk of a slowdown in the economy.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

Water and sewer revenue bonds are generally secured by the fees charged to each user of the service. The issuers of water and sewer revenue bonds generally enjoy a monopoly status and latitude in their ability to raise rates. However, lack of water supply due to insufficient rain, run-off, or snow pack can be a concern and has led to past defaults. Further, public resistance to rate increases, declining numbers of customers in a particular locale, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. Certain bond structures may be subject to the risk that a taxing authority may issue an adverse ruling regarding tax-exempt status.  There is also the possibility that as a result of adverse economic conditions (including unforeseen financial events, natural disasters and other conditions that may affect an issuer’s ability to pay its obligations), litigation or other conditions, the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected or interest and principal previously paid may be required to be refunded. There have been instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. The Trust will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of Trusts for debt service. Such action may include: (i) retaining the services of various persons or firms (including affiliates of the investment adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Trust as a result of any such event; (ii) managing (or engaging other persons to manage) or otherwise dealing with any real estate, facilities or other assets so acquired; and (iii) taking such other actions as the adviser (including, but not limited to, payment of operating or similar expenses of the underlying project) may deem appropriate to reduce the likelihood or severity of loss on the Trust’s investment.  The Trust will incur additional expenditures in taking protective action with respect to portfolio obligations in (or anticipated to be in) default and assets securing such obligations.

Historically, municipal bankruptcies have been rare and certain provisions of the U.S. Bankruptcy Code governing such bankruptcy are unclear. Further, the application of state law to municipal obligation issuers could produce varying results among the states or among municipal obligation issuers within a state. These uncertainties could have a significant impact on the prices of the municipal obligations in which the Trust invests.  There could be economic, business or political developments or court decisions that adversely affect all municipal obligations in the same sector.  Developments such as changes in healthcare regulations, environmental considerations related to construction, construction cost increases and labor problems, failure of healthcare facilities to maintain adequate occupancy levels, and inflation can affect municipal obligations in the same sector.  As the similarity in issuers of municipal obligations held by the Trust increases, the potential for fluctuations in the Trust’s share price also may increase.

The secondary market for some municipal obligations issued within a state (including issues that are privately placed with the Trust) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations.  No established resale market exists for certain of the municipal obligations in which the Trust may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Trust may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

Municipal obligations that are rated below investment grade but that, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the investment adviser to be of investment grade quality for purposes of the Trust’s investment policies. In the case of a defaulted obligation, the Trust may incur additional expense seeking recovery of its investment. Defaulted obligations are denoted in the “Portfolio of Investments” in the “Financial Statements” included in the Trust’s reports to shareholders.

The yields on municipal obligations depend on a variety of factors, including purposes of the issue and source of Trusts for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate, and in the case of insurers, other factors including the claims-paying ability of such insurer. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Trust will be affected by such changes.

Fixed-Income Securities

Fixed-income securities are used by issuers to borrow money. Fixed-income securities include bonds, preferred, preference and convertible securities, notes, debentures, asset-backed securities (including those backed by mortgages), loan participations and assignments, equipment lease certificates, equipment trust certificates and conditional sales contracts. Generally, issuers of fixed-income securities pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity.  Some fixed-income securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values, and values accumulate over time to face value at maturity.  The market prices of fixed-income securities fluctuate depending on such factors as interest rates, credit quality and maturity.  In general, market prices of fixed-income securities decline when interest rates rise and increase when interest rates fall. Fixed-income securities are subject to risk factors such as sensitivity to interest rate and real or perceived changes in economic conditions, payment expectations, liquidity and valuation.  Fixed-income securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Fixed-income securities bear the risk of principal and interest default by the issuer, which will be greater with higher yielding, lower grade securities. During an economic downturn, the ability of issuers to service their debt may be impaired.  The rating assigned to a fixed-income security by a rating agency does not reflect assessment of the volatility of the security’s market value or of the liquidity of an investment in the securities. Credit ratings are based largely on the issuer’s historical financial condition and a rating agency’s investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. If relevant to the Trust(s) in this SAI, corporate bond ratings are described in an appendix to the SAI (see the table of contents).  While typically paying a fixed rate of income, preferred securities may be considered to be equity securities for purposes of the Trust’s investment restrictions.

Cash Equivalents

Cash equivalents include short term, high quality, U.S. dollar denominated instruments such as commercial paper, certificates of deposit and bankers’ acceptances issued by U.S. or foreign banks, and Treasury bills and other obligations with a maturity of one year or less , including those issued or guaranteed by U.S. Government agencies and instrumentalities.  See “U.S. Government Securities” below. Certificates of deposit are certificates issued against Trusts deposited in a commercial bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Bankers’ acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.

The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation.  Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the U.S. and generally will be subject to the risks associated with the holding of such property overseas. Various provisions of U.S. law governing the establishment and operation of domestic branches do not apply to foreign branches of domestic banks. The obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office.

Cash equivalents are often acquired directly from the issuers thereof or otherwise are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market, and the difference is customarily referred to as the spread. Cash equivalents may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market securities; adverse economic, political or other developments affecting domestic issuers of money market securities; changes in the credit quality of issuers; and default by a counterparty.  These securities may be subject to federal income, state income and/or other taxes.

Common Stock

Common stock represents an equity ownership interest in the issuing corporation. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the corporation’s board of directors. Common stock normally occupies the most subordinated position in an issuer’s capital structure. Returns on common stock investments consist of any dividends received plus the amount of appreciation or depreciation in the value of the stock.

Although common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concerns about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real value during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Convertible Securities and Synthetic Convertible Securities

A convertible security is a bond, debenture, note, preferred security , or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred securities until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. A convertible security rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities.  Convertible securities may be purchased for their appreciation potential when they yield more than the underlying securities at the time of purchase or when they are considered to present less risk of principal loss than the underlying securities. Generally speaking, the interest or dividend yield of a convertible security is somewhat less than that of a non-convertible security of similar quality issued by the same company.   A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Trust are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security.  With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the securities are issued, which may increase the effects of currency risk.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the securities to be redeemed by the issuer at a premium over the stated principal amount of the debt securities under certain circumstances.

Synthetic convertible securities may include either cash-settled convertibles or manufactured convertibles.  Cash-settled convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a cash-settled convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation . Manufactured convertibles are created by the investment adviser or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed-income (“fixed-income component”) or a right to acquire equity securities (“convertibility component”). The fixed-income component is achieved by investing in nonconvertible fixed-income securities, such as nonconvertible bonds, preferred securities and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index. A manufactured convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a manufactured convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a manufactured convertible is the sum of the values of its fixed-income component and its convertibility component. More flexibility is possible in the creation of a manufactured convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the investment adviser may combine a fixed-income instrument and an equity feature with respect to the stock of the issuer of the fixed-income instrument to create a synthetic convertible security otherwise unavailable in the market. The investment adviser may also combine a fixed-income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the investment adviser believes such a manufactured convertible would better promote the Trust’s objective than alternative investments. For example, the investment adviser may combine an equity feature with respect to an issuer’s stock with a fixed-income security of a different issuer in the same industry to diversify the Trust’s credit exposure, or with a U.S. Treasury instrument to create a manufactured convertible with a higher credit profile than a traditional convertible security issued by that issuer. A manufactured convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a manufactured convertible. For example, the Trust may purchase a warrant for eventual inclusion in a manufactured convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.  The value of a manufactured convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event the Trust created a manufactured convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the manufactured convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed-income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

Preferred Stock

Preferred securities represent an equity ownership interest in the issuing corporation that has a higher claim on the assets and earnings than common stock. Preferred securities generally have a dividend that must be paid out before dividends to common stockholders and the shares usually do not have voting rights.  Preferred securities involve credit risk, which is the risk that a preferred security will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status.  While a part of an issuer’s equity structure, preferred securities may be considered to be fixed-income securities for purposes of the Trust’s investment restrictions.

Bank Capital Securities and Obligations

[The Trust may invest in bank capital securities of both non-U.S. (foreign) and U.S. issuers. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier II and Tier I. Upper Tier II securities are commonly thought of as hybrids of debt and preferred stock. Upper Tier II securities are often perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust preferred securities. The Trust may also invest in other bank obligations including without limitation certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against Trusts deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. The Trust may also hold Trusts on deposit with its custodian bank in an interest-bearing account for temporary purposes.]

Senior Loans

Senior Loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein.  Senior Loans are floating rate senior loans of borrowers with interest rates that float, adjust or vary periodically based on benchmark indicators, specified adjustment schedules or prevailing interest rates.  Senior Loans are often secured by specific assets or “ collateral ,” although they may not be secured by collateral.  A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”), generally referred to as a “syndicate”. The Agent typically administers and enforces the Senior Loan on behalf of the Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.  Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of, a Senior Loan.

The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning Loan Investor and becomes a Loan Investor under the loan agreement with the same rights and obligations as the assigning Loan Investor.  Participations in a Loan Investor’s portion of a Senior Loan typically result in a contractual relationship only with such Loan Investor, not with the borrower . As a result, the purchaser may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the participation and only upon receipt by such Loan Investor of such payments from the borrower . The purchaser generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any set-off rights against the borrower with respect to any Trusts acquired by other Loan Investors and the purchaser may not directly benefit from the collateral supporting the Senior Loan. As a result, the purchaser assumes the credit risk of both the borrower and the Loan Investor selling the participation. In the event of the insolvency of the Loan Investor selling the participation, the Trust may be treated as a general creditor of such Loan Investor.

The Trust will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of the borrower . Such action may include: (i) retaining the services of various persons or firms (including affiliates of the investment adviser) to evaluate or protect any collateral or other assets securing any Senior Loan or acquired as a result of any such event; (ii) managing (or engaging other persons to manage) or otherwise dealing with any collateral or other assets so acquired; and (iii) taking such other actions (including, but not limited to, payment of operating or similar expenses relating to the collateral) as the investment adviser may deem appropriate to reduce the likelihood or severity of loss on the Trust’s investment and/or maximize the return on such investment.  The Trust will incur additional expenditures in taking protective action with respect to Senior Loans in (or anticipated to be in) default and assets securing such Loans.  In certain circumstances, the Trust may receive equity or equity-like securities from a borrower to settle the Loan or may acquire an equity interest in the borrower .  Representatives of the Trust also may join creditor or similar committees relating to Loans.

The Trust will only acquire participations if the Loan Investor selling the participation, and any other persons interpositioned between the Trust and the Loan Investor (an “Interposed Person”), at the time of investment, has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor’s or Baa or P- 3 or higher by Moody’s or comparably rated by another nationally recognized rating agency) or determined by the investment adviser to be of comparable quality. Similarly, the Trust will only purchase an assignment or participation or act as a Loan Investor with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade or determined by the investment adviser to be of comparable quality.  Notwithstanding the forgoing, the Trust may enter into a transaction to acquire an assignment or participation with an Interposed Person where such Interposed Person does not have outstanding debt or deposit obligations rated investment grade if the Trust does so in compliance with applicable written procedures governing such transactions.

Loan Collateral. Borrowers generally will, for the term of the Senior Loan, pledge collateral to secure their obligation. In addition Senior Loans may be guaranteed by or secured by assets of the borrower’s owners or affiliates. During the term of the Senior Loan, the value of collateral securing the Loan may decline in value causing the Loan to be under collateralized. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under a Senior Loan. In addition, if a Senior Loan is foreclosed, the Trust could become part owner of the collateral and would bear the costs and liabilities associated with owning and disposing of such collateral.

Fees. The Trust may receive a facility fee when it buys a Senior Loan, and pay a facility when it sells a Senior Loan. On an ongoing basis, the Trust may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Trust may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a borrower or an amendment fee.

Loan Administration.  In a typical Senior Loan the Agent administers the terms of the loan agreement and is responsible for the collection of principal, and interest payments from the borrower and the apportionment of these payments to the Loan Investors. Failure by the Agent to fulfill its obligations may delay or adversely affect receipt of payment by the Trust. Furthermore, unless under the terms of a loan agreement or participation (as applicable) the Trust has direct recourse against the borrower , the Trust must rely on the Agent and the other Loan Investors to use appropriate remedies against the borrower . The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower .  The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the borrower may involve the risk of fraud by the borrower .  It is unclear whether an investment in a Senior Loan offers the securities law protections against fraud and misrepresentation.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent.   A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Trust were determined to be subject to the claims of the Agent’s general creditors, the Trust might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving other Interposed Persons similar risks may arise.

Regulatory Changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.

Additional Information. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many of certain Senior Loans. A secondary market exists for Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

From time to time the investment adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to or acquire them from the Trust or may be intermediate participants with respect to Senior Loans in which the Trust owns interests. Such banks may also act as Agents for Senior Loans held by the Trust.

The Trust may purchase and retain in its portfolio a Senior Loan where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. While such investments may provide opportunities for enhanced income as well as capital appreciation, they generally involve greater risk and may be considered speculative.  The Trust may from time to time participate on ad-hoc committees formed by creditors to negotiate with the management of financially troubled borrowers . The Trust may incur legal fees as a result of such participation.  In addition, such participation may restrict the Trust’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Trust also may expose the Trust to potential liabilities under bankruptcy or other laws governing the rights of creditors and debtors. The Trust will participate on such committees only when the investment adviser believes that such participation is necessary or desirable to enforce the Trust’s rights as a creditor or to protect the value of a Senior Loan held by the Trust.

Lenders can be sued by other creditors and the debtor and its shareholders. Losses could be greater than the original loan amount and occur years after the loan’s recovery. If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the Trust’s security interest in the loan collateral or subordinate the Trust’s rights under the loan agreement to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded to the borrower. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Trust’s security interest in loan collateral. If any of these events occur, the Trust’s performance could be negatively affected.

In some instances, other accounts managed by the investment adviser may hold other securities issued by borrowers the Senior Loans of which may be held by the Trust. These other securities may include, for example, debt securities that are subordinate to the Senior Loans held by the Trust, convertible debt or common or preferred equity securities.  In certain circumstances, such as if the credit quality of the borrower deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the borrower’s Senior Loans. In such cases, the investment adviser may owe conflicting fiduciary duties to the Trust and other client accounts. The investment adviser will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the investment adviser’s client accounts collectively held only a single category of the issuer’s securities.

The Trust may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a borrower or its affiliates. The Trust may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a borrower , or if such acquisition, in the judgment of the investment adviser, may enhance the value of a Senior Loan or would otherwise be consistent with the Trust’s investment policies.

Delayed Trusting Loans and Revolving Credit Facilities

[The Trust may enter into, or acquire participations in, delayed Trusting loans and revolving credit facilities. Delayed Trusting loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed Trusting loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed Trusting loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Trust to increase its investment in a company at a time when it might not otherwise be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).]

[The Trust may invest in delayed Trusting loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed Trusting loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Trust may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. Delayed Trusting loans and revolving credit facilities are considered to be debt obligations for the purposes of the Trust’s investment restriction relating to the lending of Trusts or assets by the Trust. Delayed Trusting loans and revolving credit facilities are subject to credit, interest rate and liquidity risks, among other risks.]

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

Zero coupon bonds are debt obligations that do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of purchase. The effect of owning debt obligations that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the debt obligation. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, zero coupon bonds may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. The Trust is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash, and the Trust is required to distribute that income for each taxable year. Thus, the Trust may have to sell other investments to obtain cash needed to make income distributions. Payment-in-kind securities (“PIKs”) are debt obligations that pay “interest” in the form of other debt obligations, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Trust would be required to distribute the income on these instruments as it accrues, even though the Trust will not receive the income on a current basis or in cash. Thus, the Trust may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Variable and Floating Rate Debt Instruments

Variable rate instruments provide for adjustments in the interest rate at specified intervals (daily, weekly, monthly, semiannually, etc.) based on market conditions, credit ratings or interest rates and the investor may have the right to “put” the security back to the issuer or its agent. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and which are frequently secured by letters of credit or other support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer’s obligations, a bank may be treated as the issuer of a security for the purposes of complying with the diversification requirements set forth in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. The Trust would anticipate using these bonds as cash equivalents pending longer term investment of its Trusts.  The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities the principal value of which is periodically adjusted according to the rate of inflation. Inflation-indexed bonds are issued by governments, their agencies or instrumentalities and corporations. Two structures are common: The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.  The principal amount of an inflation-indexed bond is adjusted in response to changes in the level of inflation.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, and therefore, the principal amount of such bonds cannot be reduced below par even during a period of deflation.  However, the current market value of these bonds is not guaranteed and will fluctuate, reflecting the risk of changes in their yields.  In certain jurisdictions outside the United States, the repayment of the original bond principal upon the maturity of an inflation-indexed bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par.  The interest rate for inflation-indexed bonds is fixed at issuance as a percentage of this adjustable principal.  Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements in the Consumer Price Index .

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Event-Linked Exposure

The Trust may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Trust may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Trust to certain unanticipated risks, including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Derivative Instruments

Generally, derivatives can be characterized as financial instruments whose performance is derived at least in part from the performance of an underlying reference instrument .  Derivative instruments may be acquired in the United States or abroad and include the various types of exchange-traded and over-the-counter (“OTC”) instruments described herein and other instruments with substantially similar characteristics and risks.  Derivative instruments may be based on securities, indices, currencies, commodities, economic indicators and events (referred to as “reference instruments”).  Trust obligations created pursuant to derivative instruments may be subject to the requirements described under “Asset Coverage” herein.

Derivative instruments are subject to a number of risks, including adverse or unexpected movements in the price of the reference instrument, and counterparty, liquidity, tax, correlation and leverage risks.  Use of derivative instruments may cause the realization of higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if such instruments had not been used. Success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset.  Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the reference instrument and the Trust’s assets.  To the extent that a derivative instrument is intended to hedge against an event that does not occur, the Trust may realize losses.

OTC derivative instruments involve an additional risk in that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses.  The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments.   Derivatives permit the Trust to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Trust can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  There can be no assurance that the use of derivative instruments will benefit the Trust.

Credit Derivatives. The Trust may invest in credit default swaps, total return swaps or credit options. In a credit default swap, the buyer of credit protection (or seller of credit risk) agrees to pay the counterparty a fixed, periodic premium for a specified term. In return, the counterparty agrees to pay a contingent payment to the buyer in the event of an agreed upon credit occurrence with respect to a particular reference entity. In a total return swap, the buyer receives a periodic return equal to the total economic return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility. The counterparties to many derivatives transactions are investment banks (or, if recently restructured, formerly categorized as investment banks), an industry that has recently experienced higher than normal bankruptcies. The risk of counterparty default increases in the event such counterparties undergo bankruptcy or are otherwise part of an industry affected by increased bankruptcy activity.

Interest Rate Swaps and Forward Rate Contracts. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Trust will only enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Trust receiving or paying, as the case may be, only the net amount of the two payments). The Trust may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Trust would be taxable.

If the other party to an interest rate swap or forward rate contract defaults, the Trust’s risk of loss consists of the net amount of payments that the Trust is contractually entitled to receive. The net amount of the excess, if any, of the Trust’s obligations over its entitlements will be maintained in a segregated account by the Trust’s custodian. The Trust will not enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over the-counter market.

Futures Contracts and Options on Futures Contracts. A change in the level of interest rates may affect the value of the securities held by the Trust (or of securities that the Trust expects to purchase). In addition to the Trust’s transactions in options with respect to the Option Overlay Strategy, to seek to hedge against changes in rates or as a substitute for the purchase of securities, the Trust may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by the Trust are traded on exchanges or boards of trade that are licensed and regulated by the U.S. Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Trust may purchase and write call and put options on futures contracts which are traded on a United States exchange or board of trade. The Trust will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the futures commission merchant through whom the Trust engages in such futures and options transactions.

Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Trust from closing out positions and limiting its losses.

The Trust will engage in futures and related options transactions for either hedging or non-hedging purposes. The Trust will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Trust or which it expects to purchase. The Trust will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code, for maintaining qualification of the Trust as a regulated investment company for federal income tax purposes. The Trust has claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act and therefore are not subject to registration or regulation as a CPO.

Hybrid Instruments

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid instrument is a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the Trust may not be successful.  Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return and creating exposure to a particular market or segment of that market. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. The purchase of hybrids also exposes the Trust to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Trust.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Trust will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.  Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Trust’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Mortgage Dollar Rolls

In a mortgage dollar roll, the Trust sells MBS for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) MBS on a specified future date. During the roll period, the Trust forgoes principal and interest paid on the MBS.  The Trust is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sales. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Trust will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Trust’s borrowings and other senior securities.

Repurchase Agreements

Repurchase agreements involve the purchase of a security coupled with an agreement to resell at a specified date and price.  In the event of the bankruptcy of the counterparty to a repurchase agreement, recovery of cash may be delayed. To the extent that, in the meantime, the value of the purchased securities may have decreased, a loss could result. Repurchase agreements that mature in more than seven days will be treated as illiquid. Unless the prospectus states otherwise, the terms of a repurchase agreement will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked to market daily.

Credit-Linked Trust Certificates

Trust certificates are investments in a limited purpose trust or other vehicle formed under state law. Trust certificates in turn invest in instruments, such as credit default swaps, interest rate swaps, preferred securities and other securities, in order to customize the risk/return profile of a particular security. Like an investment in a bond, investments in trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. Investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Although the trusts are typically private investment companies, they are generally not actively managed. It is also expected that the certificates will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Securities may be purchased on a “forward commitment,” “when-issued” or “delayed delivery” basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction.  When the Trust agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement to purchase.  The Trust does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment, when-issued or delayed delivery transactions, if the seller or buyer, as the case may be, fails to consummate the transaction the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

Illiquid Securities

Illiquid securities include securities legally restricted as to resale, and may include commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the investment adviser pursuant to procedures adopted by the Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. Even if determined to be liquid, Rule 144A securities may increase the level of portfolio illiquidity if eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell illiquid securities at a price representing fair value until such time as the securities may be sold publicly. It also may be more difficult to determine the fair value of such securities for purposes of computing the Trust’s net asset value.  Where registration is required, a considerable period of time may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Trust may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Trust may incur additional expense when disposing of illiquid securities, including all or a portion of the cost to register the securities.  The Trust also may acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities that are in addition to applicable legal restrictions. Such restrictions might prevent the sale of such securities at a time when such sale would otherwise be desirable.

At times, a portion of the Trust’s assets may be invested in securities as to which the Trust, by itself or together with other accounts managed by the investment adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Trust could find it more difficult to sell such securities when the investment adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held.  It may also be more difficult to determine the fair value of such securities for purposes of computing the Trust’s net asset value.

Other Investment Companies

The Trust may invest in pooled investment vehicles including other open-end or closed-end investment companies, exchange-traded Trusts (described herein) and other collective investment pools in accordance with the requirements of the 1940 Act. Closed-end investment company securities are usually traded on an exchange.  The demand for the closed-end Trust securities is independent of the demand for the underlying portfolio assets, and accordingly, such securities can trade at a discount from their net asset values.  The Trust generally will indirectly bear its proportionate share of any management fees paid by a pooled investment vehicle in which it invests in addition to the investment advisory fee paid by the Trust.

ETFs are pooled investment vehicles that are designed to provide investment results corresponding to an index. These indexes may be either broad-based, sector or international.  ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities (or commodities), in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index.  ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.   The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility.  Investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.  Typically, the ETF bears its own operational expenses, which are deducted from its assets. To the extent that the Trust invests in ETFs, the Trust must bear these expenses in addition to the expenses of its own operation.

Portfolio Trading and Turnover Rate

A change in the securities held by the Trust is known as “portfolio turnover” and generally involves expense to the Trust, including brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Trust to realize net short-term capital gains, such gains will be taxable as ordinary income to taxable shareholders.  Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities − excluding securities whose maturities at acquisition were one year or less. The Trust's portfolio turnover rate is not a limiting factor when the investment adviser considers a change in the Trust's portfolio holdings.

Warrants to Purchase Securities

Warrants are an option, but not the obligation, to purchase an instrument at a fixed price valid for a specific period of time. Warrants typically are issued by the issuer of the underlying reference instrument. Warrants do not represent ownership of the instrument, but only the right to buy it. The prices of warrants do not necessarily move parallel to the prices of the underlying reference instruments. Warrants may become valueless if not sold or exercised prior to their expiration.  Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. These factors can make warrants more speculative than other types of investments. (Canadian special warrants issued in private placements prior to a public offering are not considered warrants.)

Government Intervention in Financial Markets

Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Trust invests, or the issuers of such instruments, in ways that are unforeseeable or not fully understood or anticipated. Legislation or regulation may also change the way in which the Trust itself is regulated. Such legislation or regulation could limit or preclude the Trust’s ability to achieve its investment objectives.

Governments or their agencies have and may in the future acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Trust’s portfolio holdings. Furthermore, volatile financial markets can expose the Trust to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Trust. The Trust has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. Eaton Vance will monitor developments and seek to manage the Trust in a manner consistent with achieving the Trust’s investment objectives, but there can be no assurance that it will be successful in doing so.

Portfolio Turnover

The Trust will buy and sell securities to seek to accomplish its investment objectives. Portfolio turnover generally involves expense to the Trust, including brokerage commissions and other transaction costs on the sale of securities and reinvestment in other securities. The Trust expects to maintain high turnover in call options, based on the Adviser’s intent to sell call options on at least 80% of the value of its total assets. On an overall basis, the Trust’s annual turnover rate is not expected to exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Trust.

[Lending Portfolio Securities

The Trust may lend a portion of its portfolio securities to broker-dealers or other institutional borrowers. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Adviser to be at least investment grade at the time a loan is made. All securities loans will be collateralized on a continuous basis by cash or U.S. government securities having a value, marked to market daily, of at least 100% of the market value of the loaned securities. The Trust may receive loan fees in connection with loans that are collateralized by securities or on loans of securities for which there is special demand. Securities loans may result in delays in recovering, or a failure of the borrower to return, the loaned securities. The defaulting borrower ordinarily would be liable to the Trust for any losses resulting from such delays or failures, and the collateral provided in connection with the loan normally would also be available for that purpose. Securities loans normally may be terminated by either the Trust or the borrower at any time. Upon termination and return of the loaned securities, the Trust would be required to return the related collateral to the borrower and, if this collateral has been reinvested, it may be required to liquidate portfolio securities in order to do so. To the extent that such securities have decreased in value, this may result in the Trust realizing a loss at a time when it would not otherwise do so. The Trust also may incur losses if it is unable to reinvest cash collateral at rates higher than applicable rebate rates paid to borrowers and related administrative costs.]

The Trust will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan, and the Trust will not be entitled to exercise voting or other beneficial rights on loaned securities. The Trust will exercise its right to terminate loans and thereby regain these rights whenever the Adviser considers it to be in the Trust’s interest to do so, taking into account the related loss of reinvestment income and other factors.

INVESTMENT RESTRICTIONS

The following investment restrictions of the Trust are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Trust’s outstanding voting securities, which as used in this SAI means the lesser of: (a) 67% of the shares of the Trust present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of the outstanding shares of the Trust. As a matter of fundamental policy, the Trust may not:

(1)           Borrow money, except as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”);

(2)           Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above;

(3)           Purchase securities on margin (but the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Trust of initial, maintenance or variation margin in connection with all types of options and futures contract transactions is not considered the purchase of a security on margin;

(4)           Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in selling or disposing of a portfolio investment;

(5)           Make loans to other persons, except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements (c) lending portfolio securities and (d) lending cash consistent with applicable law;

(6)           Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Trust reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

(7)           Purchase and sell commodities and commodities contracts of all types and kinds (including without limitation futures contracts, options on futures contracts and other commodities-related investments) to the extent permitted by law.

(8)           Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in securities issued by the U.S. Government or any of its agencies, instrumentalities or authorities.

The Trust may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities. In regards to restrictions (1) and (2) above, any borrowing by the Trust (other than for temporary purposes) is considered a senior security that is subject to the asset coverage requirement of Section 18(a) under the 1940 Act. Pursuant to Section 18(a) of the 1940 Act the Trust is required to have 300% asset coverage at the time of borrowing with respect to all borrowings other than temporary borrowings. The Trust has no intention to borrow for investment purposes.

In regard to restriction (5)(c), the value of the securities loaned by the Trust may not exceed 33 1/3% of its total assets.

For purposes of construing restriction (8), securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. The investment adviser generally considers an issuer to be in a particular industry if a third party has designated the issuer to be in that industry. If deemed appropriate, the investment adviser may assign an industry classification to the issuer. Furthermore, a large economic or market sector shall not be construed as a group of industries for purposes of this restriction.

The Trust has adopted the following non-fundamental investment policy which may be changed by the Trustees without approval of the Trust’s shareholders. As a matter of non-fundamental policy, the Trust may not make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

[Upon Board of Trustees’ approval, the Trust may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.]

The Trust’s investment objective is considered a non-fundamental policy that may be changed by the Trust’s Board of Trustees (the “Trustees”) without prior notice to or approval of the holders of the Trust’s common shares (“Common Shareholders”). The Trust’s policy to invest at least 80% of the Trust's total assets at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of income-producing debt and equity securities is non-fundamental and may be changed by the Trustees following the provision of 60 days’ prior written notice to Common Shareholders.

Whenever an investment policy or investment restriction set forth in the Trust’s prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Trust’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances will not compel the Trust to dispose of such security or other asset. Notwithstanding the foregoing, the Trust must always be in compliance with the borrowing policies set forth above.

TRUSTEES AND OFFICERS

The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used in this SAI, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “BMR” refers to Boston Management and Research, and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

[INDEPENDENT  TRUSTEE  INFORMATION  IN  REQUIRED  TABULAR  FORMAT AND NEW ITEM 18 DISCLOSURE ON SPECIFIC QUALIFICATION OF EACH BOARD MEMBER TO BE ADDED BY AMENDMENT UPON ELECTION OF FULL BOARD OF TRUSTEES.]

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Trusteeships Held

Initial Trustees
Frederick S. Marius 10/31/63	Trustee and Assistant Secretary	Since 11/26/2012	Secretary and Chief Legal Officer of BMR, Eaton Vance, EVD, EV and EVC.	1	None
Jane Rudnick 12/20/56	Trustee	Since 11/26/2012	Vice President of Eaton Vance since November 1, 2008 and Assistant Vice President of Eaton Vance Management since November 1, 1995.	1	None
____________________________________________________________
(1)           Includes both Master and Feeder Funds in Master-Feeder Structure.

[The information reported includes the principle occupation during the last five years for each Trustee and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee.]

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupations During Past Five Years

[ ]	President	Since 2012
[ ]	Vice President	Since 2012	[BIOS]
[ ]	Vice President	Since 2012	[BIOS]
[ ]	Vice President	Since 2012	[BIOS]
[ ]	Vice President	Since 2012	[BIOS]
BARBARA E. CAMPBELL 6/19/57	Treasurer and Principal Financial Accounting Officer	Since 2012	Vice President of Eaton Vance and BMR. Officer of [ ] registered investment companies managed by Eaton Vance or BMR.
MAUREEN A. GEMMA 5/24/60	Secretary and Chief Legal Officer	Since 2012	Vice President of Eaton Vance and BMR. Officer of [ ] registered investment companies managed by Eaton Vance or BMR.
PAUL M. O’NEIL 7/11/53	Chief Compliance Officer	Since 2012	Vice President of Eaton Vance and BMR. Officer of [ ] registered investment companies managed by Eaton Vance or BMR.

[The Board of Trustees has general oversight responsibility with respect to the business and affairs of the Trust. The Board has engaged an investment adviser to manage the Trust and an administrator to administer the Trust and is responsible for overseeing such adviser, and administrator and other service providers to the Trust. The Board is currently composed of [  ] Trustees, including [  ] Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (each, an “Independent Trustee”). In addition to eight regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established five committees to assist the Board in performing its oversight responsibilities.]

[The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Articles of Incorporation or By-laws, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally. ]

[The Trust is subject to a number of risks, including, among others, investment, compliance, operational, and valuation risks. Risk oversight is part of the Board’s general oversight of the Trust and is addressed as part of various activities of the Board of Trustees and its Committees. As part of its oversight of the Trust, the Board directly, or through a Committee, relies on and reviews reports from, among others, Trust management, the adviser, the administrator, the principal underwriter, the Chief Compliance Officer (the “CCO”), and other Trust service providers responsible for day-to-day oversight of Trust investments, operations and compliance to assist the Board in identifying and understanding the nature and extent of risks and determining whether, and to what extent, such risks can be mitigated. Each of the adviser, administrator, principal underwriter and the other Trust service providers has its own, independent interest and responsibilities in risk management, and its policies and methods for carrying out risk management functions will depend, in part, on its individual priorities, resources and controls. It is not possible to identify all of the risks that may affect the Trust or to develop processes and controls to eliminate or mitigate their occurrence or effects. ]

[The Board, with the assistance of management and with input from the Board’s various committees, reviews investment policies and risks in connection with its review of Trust performance. The Board has appointed the Trust’s CCO who oversees the implementation and testing of the Trust compliance program and reports to the Board regarding compliance matters for the Trust and its principal service providers. In addition, as part of the Board’s periodic review of the advisory, subadvisory, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing the Trust shares. The administrator, the investment adviser are responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board regarding these and related matters. In addition, the Board or the Audit Committee of the Board receives reports periodically from the independent public accounting firm for the Trust regarding tests performed by such firm on the valuation of all securities, as well as with respect to other risks associated with funds. Reports received from service providers, legal counsel and the independent public accounting firm assist the Board in performing its oversight function. ]

[The Board of Trustees of the Trust have several standing Committees, including the Governance Committee, the Audit Committee, the Portfolio Management Committee, the Compliance Reports and Regulatory Matters Committee and the Contract Review Committee. Each of the Committees are comprised of only noninterested Trustees. ]

[Mmes. [•] Chair), [•] and [•], and Messrs. [•],[•],[•],[•] and [•] are members of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the

Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and the compensation of such persons. As of the date of this SAI, the Governance Committee has met [•] times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.

Messrs. [*] (Chair) and [*], and Mmes. [*] and [*] are members of the Audit Committee. The Board of Trustees has designated Mr. [*], a noninterested Trustee, as audit committee financial expert. The Audit Committee’s purposes are to (i) oversee the Trust’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of the Trust; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of applicable SEC and stock exchange rules for inclusion in the proxy statement of the Trust. As of the date of this SAI, the Audit Committee has met [•] times.

Messrs. [*] (Chair), [*], [*], [*] and [*], and Ms. [*] are currently members of the Contract Review Committee. The purposes of the Contract Review Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Trust, including advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Trust or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the other Committees of the Board of Trustees. As of the date of this SAI, the Contract Review Committee convened [ ] times. ]

[Messrs. [*] (Chair) and [*], and Ms. [*] are currently members of the Portfolio Management Committee. The purposes of the Portfolio Management Committee are to: (i) assist the Board of Trustees in its oversight of the portfolio management process employed by the Trust and its investment adviser, relative to the Trust’s stated objective, strategies and restrictions; (ii) assist the Board of Trustees in its oversight of the trading policies and procedures and risk management techniques applicable to the Trust; and (iii) assist the Board of Trustees in its monitoring of the performance results of the Trust, giving special attention to the performance of the Trust that it or the Board of Trustees identifies from time to time. As of the date of this SAI, the Portfolio Management Committee convened [ ] times. ]

[Mr. [*] (Chair) and Mmes. [*] and [*] are currently members of the Compliance Reports and Regulatory Matters Committee. The purposes of the Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board of Trustees in its oversight role with respect to compliance issues and certain other regulatory matters affecting the Trust; (ii) serve as a liaison between the Board of Trustees and the Trust’s CCO; and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC. As of the date of this SAI, the Compliance Reports and Regulatory Matters Committee convened [ ] times. ]

 Share Ownership

The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Trust and all Eaton Vance funds overseen by the Trustee as of December 31, 2011.

Name of Trustee	Dollar Range of Equity Securities Owned in the Trust	Aggregate Dollar Range of Equity Securities Owned in All Registered Funds Overseen by Trustee in the Eaton Vance Fund Complex
INTERESTED TRUSTEES
[ ]	None	Over $100,000
NONINTERESTED TRUSTEES
[ ].	None	Over $100,000
[ ].	None	Over $100,000
[ ].	None	Over $100,000
[ ].	None	Over $100,000
[ ].	None	Over $100,000
[ ].	None	Over $100,000
[ ].	None	Over $100,000*
[ ].	None	Over $100,000*

*           Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

[As of December 31, 2011, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD, or any person controlling, controlled by or under common control with EVC, EVD.]

[During the calendar years ended December 31, 2010 and December 31, 2011, no noninterested Trustee (or their immediate family members) had: ]

[1. Any direct or indirect interest in Eaton Vance, EVC, EVD, or any person controlling, controlled by or under common control with EVC, EVD; ]

[2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD, (iii) EVC, EVD, (iv) a person controlling, controlled by or under common control with EVC, EVD; or (v) an officer of any of the above; or ]

[3. Any direct or indirect relationship with (i) the Trust; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD, (iii) EVC, EVD, or; (iv) a person controlling, controlled by or under common control with EVC, EVD; or (v) an officer of any of the above. ]

[During the calendar years ended December 31, 2010 and December 31, 2011 no officer of EVC, EVD, or any person controlling, controlled by or under common control with EVC, EVD, served on the Board of Trustees of a company where a noninterested Trustee of the Trust or any of their immediate family members served as an officer. ]

[Trustees of the Trust who are not affiliated with the Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Fee Plan (the “Trustees’ Plan”). Under the Trustees’ Plan, an eligible Trustee may elect to have his or her deferred fees invested by the Trust in the shares of one or more funds in the Eaton Vance Family of funds, and the amount paid to the Trustees under the Trustees’ Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees in accordance with the Trustees’ Plan will have a negligible effect on the Trust’s assets, liabilities, and net income per share, and will not obligate the Trust to retain the services of any Trustee or obligate the Trust to pay any particular level of compensation to the Trustee. The Trust does not have a retirement plan for its Trustees. ]

[The fees and expenses of the Trustees of the Trust are paid by the Trust. (Trustees of the Trust who are members of the Eaton Vance organization receive no compensation from the Trust.) During the Trust’s fiscal year ending February 28, 2011, it is anticipated that the Trustees of the Trust will earn the following compensation in their capacities as Trustees of the Trust. For the year ended December 31, 2011, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1). [TO BE COMPLETED BY AMENDMENT]

Source of Compensation of Noninterested Trustees	[•]	[•]	[•]	[•]	[•]	[•]	[•]	[•]
Trust	$[•]	$[•]	$[•]	$[•]	$[•]	$[•]	$[•]	$[•]

Fund Complex(1)	$[•]	$[•]	$[•]	$[•]	$[•]	$[•]	$[•]	$[•]
__________

(1)	As of [•], 2012, the Eaton Vance fund complex consisted of [178] registered investment companies or series thereof.
(2)	Includes $80,000 of deferred compensation
(3)	Includes $45,000 of deferred compensation
(4)	Includes $157,500 of deferred compensation

Proxy Voting Policy

The Trust is subject to the Eaton Vance Funds Proxy Voting Policy and Procedures, pursuant to which the Trustees have delegated proxy voting responsibility to the Adviser and adopted the Adviser’s proxy voting policies and procedures (the “Policies”). The Trustees will review the Trust’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. An independent proxy voting service has been retained to assist in the voting of the Trust proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In the event that a conflict of interest arises between the Trust’s shareholders and the Adviser or any of its affiliates or any affiliate of the Trust, the Adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of the Trust, except as contemplated under the Trust Policy. The Board’s Special Committee will instruct the Adviser on the appropriate course of action. The Trust’s and the Adviser’s Proxy Voting Policies and Procedures are attached as Appendix B to this SAI.

Information on how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. They maintain a large staff of experienced fixed-income, senior loan and equity investment professionals to service the needs of their clients. The fixed-income group focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. [The senior loan group focuses on senior floating rate loans, unsecured loans and other floating rate debt securities such as notes, bonds and asset backed securities. The equity group covers stocks ranging from blue chip to emerging growth companies.] Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts.

The Trust will be responsible for all of its costs and expenses not expressly stated to be payable by Eaton Vance under an investment advisory and administrative agreement (the “Investment Advisory and Administrative Agreement”) between the Adviser and the Trust. Such costs and expenses to be borne by the Trust include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws; stock exchange listing fees and governmental fees; rating agency fees and preferred share remarketing expenses; expenses of reports to shareholders, proxy statements and other expenses of shareholders’ meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance; expenses of conducting repurchase offers for the purpose of repurchasing Trust shares; and investment advisory and administration fees. The Trust will also bear expenses incurred in connection with any litigation in which the Trust is a party and any legal obligation to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.

The Investment Advisory and Administrative Agreement with the Adviser continues in effect to [•], 2013 and from year to year thereafter so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust or of the Adviser, such vote being cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Trust. The Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Trustees of the Trust or Eaton Vance, as applicable, or by vote of the majority of the outstanding shares of the Trust. The Agreement will terminate automatically in the event of its assignment. The Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Trust under such agreements on the part of Eaton Vance, Eaton Vance shall not be liable to the Trust for any loss incurred, to the extent not covered by insurance.

Pursuant to the Investment Advisory and Administrative Agreement, the Trust has agreed to pay the Adviser as compensation a fee for investment advisory services in the amount of [•]% of the Trust’s average daily gross assets. For purposes of this calculation, “gross assets” of the Trust means total assets of the Trust, including any form of investment leverage that the Trust may in the future determine to utilize, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to any future investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility/commercial paper program or the issuance debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust’s investment objectives and policies and/or (iv) any other means.

Eaton Vance is a business trust organized under the laws of the Commonwealth of Massachusetts. EV serves as trustee of Eaton Vance. Eaton Vance and EV are wholly-owned subsidiaries of EVC, a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are Thomas E. Faust Jr., Ann E. Berman, Leo I. Higdon, Jr., Dorothy E. Puhy, Duncan W. Richardson, Winthrop H. Smith, Jr. and Richard A. Spillane, Jr. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Directors of which are Messrs. Faust and Richardson, Jeffrey P. Beale, Cynthia J. Clemson, Maureen A. Gemma, Brian D. Langstraat, Michael R. Mach, Frederick S. Marius, Thomas M. Metzold, Scott H. Page, Walter P. Row, III, G. West Saltonstall, Judith A. Saryan, David M. Stein, Payson F. Swaffield, Mark Venezia, Michael W. Weilheimer, Robert J. Whelan and Matthew J. Witkos (all of whom are officers of Eaton Vance, with the exception of Messrs. Stein and Langstraat). The Voting Directors have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of and Eaton Vance and its affiliates who are also officers, or officers and Directors of EVC and EV. As indicated under “Directors and Officers,” all of the officers of the Trust hold positions in the Eaton Vance organization.

Portfolio Managers

The portfolio managers of the Trust are [  ] and [  ] each manage other investment companies and/or investment accounts in addition to the Trust. The following table shows, as of December 31, 2011, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of accounts	Total assets of accounts*	Number of accounts paying a performance fee	Total assets of accounts paying a performance fee*
[ ]
Registered Investment Companies	[•]	$[•]	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

[ ]
Registered Investment Companies	[•]	$[•]	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

[ ]
Registered Investment Companies	[•]	$[•]	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

[ ]
Registered Investment Companies	[•]	$[•]	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
__________

*	In millions of dollars.
**	For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

None of the portfolio managers beneficially owned shares of the Trust as of the date of this SAI. As of December 31, 2011, Mr. [  ] beneficially owned between [$50,000-$100,000] and Mr. [   ] each did not beneficially own any shares of funds in the Eaton Vance Fund Complex.

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Trust’s investments on the one hand and the investments of other accounts for which the Trust manager is responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Trust and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Trust and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Trust. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.

Compensation Structure of Eaton Vance

Compensation of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. The Adviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the Adviser’s employees. Compensation of the Adviser’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of EVC.

Eaton Vance’s Method to Determine Compensation

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by the Adviser’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The Adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Code of Ethics

The Adviser and the Trust have adopted Codes of Ethics governing personal securities transactions. Under the Codes of Ethics, Eaton Vance employees may purchase and sell securities (including securities held or eligible for purchase by the Trust) subject to certain pre-clearance and reporting requirements and other procedures.

The Code of Ethics can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http:/www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

Investment Advisory Services

Under the general supervision of the Trust’s Board of Trustees, Eaton Vance will carry out the investment and reinvestment of the assets of the Trust, will furnish continuously an investment program with respect to the Trust, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. Eaton Vance will furnish to the Trust investment advice and provide related office facilities and personnel for servicing the investments of the Trust. Eaton Vance will compensate all Trustees and officers of the Trust who are members of the Eaton Vance organization and who render investment services to the Trust, and will also compensate all other Eaton Vance personnel who provide research and investment services to the Trust.

Administrative Services

Under the Investment Advisory and Administrative Agreement, Eaton Vance is responsible for managing the business affairs of the Trust, subject to the supervision of the Trust’s Board of Trustees. Eaton Vance will furnish to the Trust all office facilities, equipment and personnel for administering the affairs of the Trust. Eaton Vance will compensate all Trustees and officers of the Trust who are members of the Eaton Vance organization and who render executive and administrative services to the Trust, and will also compensate all other Eaton Vance personnel who perform management and administrative services for the Trust. Eaton Vance’s administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Trust’s custodian and transfer agent, providing assistance in connection with the Trustees and shareholders’ meetings, providing services in connection with quarterly repurchase offers and other administrative services necessary to conduct the Trust’s business.

PORTFOLIO TRADING

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the broker-dealer firm, are made by Eaton Vance, the Trust’s investment adviser. The Trust is responsible for the expenses associated with its portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it.. The Adviser places the portfolio security transactions for execution with one or more broker-dealer firms. The Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which in the Adviser’s judgment are advantageous to the client and at a reasonably competitive spread or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the broker-dealer firm’s services including the responsiveness of the firm to the Adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the Adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the Adviser’s obligation to seek best overall execution for the Trust. The Adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets. In such cases, the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Adviser’s clients in part for providing brokerage and research services to the Adviser.

[Pursuant to the safe harbor provided in Section 28(e) of the Securities Exchange Act of 1934, as amended, a broker or dealer who executes a portfolio transaction on behalf of the Adviser client may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of the overall responsibility which the Adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the “Research Services” referred to in the next paragraph.]

[It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities (“Research Services”) from broker-dealers that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer (“Third Party Research Services”). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an Adviser in exchange for specified payments to the research provider by a broker-dealer that executes portfolio transactions for clients of the Adviser. The Adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the Adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for Third Party Research Services received by the Adviser. For example, an Adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services. The ratio of the commissions to be paid to an executing broker-dealer as consideration for Third Party Research Services over the cost borne by the executing broker-dealer in connection with providing such services to the Adviser is referred to herein as the “Third Party Research Services Payment Ratio.”]

[Consistent with the foregoing practices, the Adviser receives Research Services from many broker-dealer firms with which the Adviser places transactions and may receive them from third parties with which these broker-dealers have arrangements. The Trust and the Adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the Adviser in connection with its investment responsibilities. Research Services received by the Adviser may include, but are not limited to, such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, certain financial, industry and trade publications, certain news and information services, and certain research oriented computer software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.]

[If the Adviser executes securities transactions with a broker-dealer and the associated commission is consideration for Third Party Research Services (as described above), the Adviser has agreed to reduce the advisory fee payable by the Trust by an amount equal to the commission payment associated with the transaction divided by the applicable Third Party Research Services Payment Ratio. However, the Adviser generally does not acquire Third Party Research with Trust brokerage commissions, but may do so in the future. Some broker-dealers develop and make available directly to their brokerage customers proprietary Research Services (“Proprietary Research Services”). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by the Trust will not be reduced in connection with the receipt of Proprietary Research Services by the Adviser. The investment companies sponsored by the Adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the Adviser, to such companies. Such companies may also pay cash for such information. Securities considered as investments for the Trust may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Trust and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including “new” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Trust will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Trust from time to time, it is the opinion of the Trustees of the Trust and the Trust that the benefits from the Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.]

FEDERAL INCOME TAX MATTERS

The following discussion of federal income tax matters is based on the advice of K&L Gates LLP, counsel to the Trust.

The discussions below and certain disclosure in the SAI provide general tax information related to an investment in the Common Shares. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Trust. The following tax discussion assumes that you are a U.S. Common Shareholder and that you hold the Common Shares as a capital asset (generally, property held for investment).

The Trust intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Code. Accordingly, the Trust intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income (including both investment company taxable income and net tax-exempt interest income) and net short-term capital gains (after reduction by net long term capital losses and any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and generally to avoid paying federal income or excise tax thereon. If it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Trust will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

To qualify as a RIC for income tax purposes, the Trust must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. The Trust must also distribute to its shareholders at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for each taxable year.

The Trust must also satisfy certain requirements with respect to the diversification of its assets. The Trust must have, at the close of each quarter of its taxable year, at least 50% of the value of its total assets represented by cash items, U.S. government securities, securities of other RICs, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Trust or more than 10% of the voting securities of that issuer. In addition, at those times, not more than 25% of the value of the Trust’s assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers that the Trust controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

If the Trust does not qualify as a RIC for any taxable year, the Trust’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the Common Shareholder as ordinary income.  Such distributions will be treated as qualified dividend income with respect to Common Shareholders who are individuals and will be eligible for the dividends received deduction in the case of Common Shareholders taxed as corporations, provided certain holding period requirements are met. In order to requalify for taxation as a RIC, the Trust may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

At least annually, the Trust intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain.

Net capital gain distributions are generally taxable at rates applicable to long-term capital gains regardless of how long a Common Shareholder has held his or her Common Shares. Long-term capital gains are currently taxable at a maximum rate of 15%. Absent further legislation, the maximum 15% rate on long-term capital gains will increase to 20%, and the maximum rate applicable to ordinary income will increase to 39.6%, in both cases for taxable years beginning after December 31, 2012. For taxable years beginning after December 31, 2012, certain individuals, estates and trusts will be subject to an additional 3.8% tax on net investment income, including net capital gains.

As described in “Distributions” above, the Trust may retain for investment some (or all) of its net capital gain. If the Trust retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Trust retains any net capital gain, it may report the retained amount as undistributed capital gains as part of its annual reporting to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the tax paid by the Trust on such undistributed amount against their U.S. federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of Common Shares owned by a Common Shareholder of the Trust will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the Common Shareholder under clause (ii) of the preceding sentence.

If, for any calendar year, the Trust’s total distributions exceed the Trust’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares (assuming the Common Shares are held as a capital asset). The amount treated as a tax-free return of capital will reduce the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her Common Shares.

The Internal Revenue Service (“IRS”) currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, if the Trust issues preferred shares, it will designate dividends made with respect to Common Shares and preferred shares as consisting of particular types of income (e.g., exempt interest, net capital gain and ordinary income) in accordance with the proportionate share of each class in the total dividends paid by the Trust during the year.

Dividends and other taxable distributions declared by the Trust in October, November or December to shareholders of record on a specified date in such month and paid during the following January will be treated as having been received by shareholders in the year the distributions were declared.

Each Common Shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions (including net capital gains credited to the Common Shareholder but retained by the Trust) after the close of the Trust’s taxable year.

The redemption, sale or exchange of Common Shares normally will result in capital gain or loss to Common Shareholders. Generally a shareholder’s gain or loss will be long-term capital gain or loss if the Common Shares have been held for more than one year. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum rate of 15%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. As noted above, absent further legislation, the 15% maximum rate applicable to long-term capital gains will increase to 20% and the maximum rate applicable to ordinary income will increase to 39.6%, for taxable years beginning after December 31, 2012. An additional 3.8% tax may apply to certain individual, estate or trust shareholders’ taxable distributions and to any capital gains for taxable years beginning after December 31, 2012. If a shareholder sells or otherwise disposes of shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gain distributions received by the shareholder on such share. Any loss realized on a sale or exchange of shares of the Trust will be disallowed to the extent those shares of the Trust are replaced by other substantially identical shares of the Trust or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Trust will be adjusted to reflect the disallowed loss.

An investor should be aware that, if Shares are purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such Shares, in effect resulting in a taxable return of some of the purchase price. An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders.

Gains or losses attributable to fluctuations in exchange rates between the time the Trust accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Trust actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.  Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted)

may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

The Trust may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. If more than 50% of the value of the total assets of the Trust consists of securities issued by foreign issuers, the Trust may be eligible to pass through to shareholders its proportionate share of any foreign taxes paid by the Trust, in which event shareholders will include in income, and will be entitled to take any foreign tax credits or deductions for, such foreign taxes.

Certain of the Trust’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Trust to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (viii) adversely alter the characterization of certain complex financial transactions. While it may not always be successful in doing so, the Trust will seek to avoid or minimize any adverse tax consequences of its investment practices.

The Trust may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Trust enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Certain dividend distributions paid by the Trust (whether paid in cash or reinvested in additional Common Shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (through 2012, 15%, or 0% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period and other requirements are satisfied by the Common Shareholder, as discussed below, and the dividends are attributable to qualified dividend income received by the Trust itself. For this purpose, “qualified dividend income” means dividends received by the Trust from United States corporations and “qualified foreign corporations,” provided that the Trust satisfies certain holding period and other requirements in respect of the stock of such corporations.  The Trust’s investment program and the tax treatment of Trust distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the “sunset” provisions described above that would have the effect of repealing the favorable treatment of qualified dividend income and reimposing the higher tax rates applicable to ordinary income in 2013 unless further legislative action is taken.

If the Trust invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Trust elects to include market discount in income currently), the Trust must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Trust must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify as a RIC and to avoid federal income and excise taxes. Therefore, the Trust may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

As with all investment companies, the Trust may be required to “backup” withhold U.S. federal income tax at the current rate of 28% (increasing to 31% in 2013) of all taxable distributions payable to Common Shareholders who fail to provide the Trust with their correct taxpayer identification number or to make required certifications, or if the Common Shareholders have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

The Trust may invest in other securities the U.S. federal income tax treatment of which is uncertain or subject to recharacterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Trust, it could affect the timing or character of income recognized by the Trust, requiring the Trust to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

The foregoing briefly summarizes some of the important federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the federal tax law as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. A more complete discussion of the tax rules applicable to the Trust and the Common Shareholders can be found in the Statement of Additional Information that is incorporated by reference into this Prospectus. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds Common Shares as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

OTHER INFORMATION

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust or Bylaws protect a Trustee against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding 75% of the outstanding shares entitled to vote for such Trustee have removed him from that office for cause either by a written declaration filed with the Trust’s custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Secretary of the Trust shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing to do so by the record holders of shares entitled to vote a majority of all votes entitled to be cast at such meeting.  The Trust’s prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[               ], is the independent registered public accounting firm for the Trust, providing audit services and consultation with respect to the preparation of filings with the SEC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[TO BE ADDED BY AMENDMENT]

FINANCIAL STATEMENTS

Eaton Vance Multi-Sector Income Trust

STATEMENT OF ASSETS AND LIABILITIES

As of [       ], 2013

ASSETS
Cash
Offering costs

Total assets

LIABILITIES
Accrued offering costs

Total liabilities

Net assets applicable to [5,000] common shares ($0.01 par value per share) of beneficial interest issued and outstanding

Net asset value and offering price per share

NOTES TO FINANCIAL STATEMENTS

Appendix A

DESCRIPTION OF SECURITIES RATINGS(†)

[TO BE ADDED BY AMENDMENT]

A-1

APPENDIX B

EATON VANCE FUNDS
Proxy voting policy and procedures

I. OVERVIEW

The Boards of Directors (the “Boards”) of the Eaton Vance Funds (the “Funds”) recognize that it is their fiduciary responsibility to actively monitor the Funds’ operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds’ investment strategies and the overall management of the Funds’ investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds’ portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds’ shareholders to adopt these written proxy voting policy and procedures (the “Policy”). For purposes of this Policy the term “Fund” shall include a Fund’s underlying portfolio in the case of a master-feeder arrangement and the term “Adviser” shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II. DELEGATION OF PROXY VOTING RESPONSIBILITIES

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section V below. In addition, the Boards will annually review and approve the Advisers’ proxy voting policies and procedures.

III. DELEGATION OF PROXY VOTING DISCLOSURE RESPONSIBILITIES

The Securities and Exchange Commission (the “Commission”) recently enacted certain new reporting requirements for registered investment companies. The Commission’s new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), to file Form N-PX no later than August 31st of each year beginning in 2004. Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund’s portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the “Administrator”), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV. CONFLICTS OF INTEREST

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a material conflict of interest arises between a Fund’s shareholders and the Fund’s Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund and the Proxy Administrator intends to vote the proxy in a manner inconsistent with the guidelines approved by the Board, the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxies related to companies giving rise to such material conflict until it notifies and consults with the appropriate Board(s), or a committee or sub-committee of such Board, concerning the material conflict.

Once the Adviser notifies the relevant Board(s), committee or sub-committee of the Board, of the material conflict, the Board(s), committee or sub-committee, shall convene a meeting to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Board, committee or sub-committee and make reasonably available appropriate personnel to discuss the matter upon request. The Board, committee or sub-committee will instruct the Adviser on the appropriate course of action. If the Board, committee or sub-committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the Board, committee or sub-committee at its next meeting. Any determination regarding the voting of proxies of each Fund that is made by the committee or sub-committee shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V. REPORTS

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards’ review upon the Boards’ request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser’s proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser’s proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser’s proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds’ disclosure relating to such policies and procedures.

Eaton Vance Management
Boston Management and Research
Proxy voting policies and procedures

I. INTRODUCTION

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II. OVERVIEW

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Directors of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services

Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.

No set of Guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.

III. ROLES AND RESPONSIBILITIES

A. Proxy Administrator

The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the Guidelines below and the Funds’ Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

B. Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940, as amended. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C. Proxy Group

The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

IV. PROXY VOTING GUIDELINES (“Guidelines”)

A. General Policies

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

B. Proposals Regarding Mergers and Corporate Restructurings

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

C. Proposals Regarding Mutual Fund Proxies—Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/ Termination/Liquidation and Mergers contained in mutual fund proxies.

 D. Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

E. Social and Environmental Issues

The Advisers generally support management on social and environmental proposals.

F. Voting Procedures

Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

1. WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Administrator recommends a vote within the Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

2. NON-VOTES: Votes in Which No Action is Taken

The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a client’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for herein.

3. OUT-OF-GUIDELINES VOTES: Votes Contrary to the Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V. RECORDKEEPING

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

●           A copy of the Advisers’ proxy voting policies and procedures;

●           Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;

●           A record of each vote cast;

●           A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

●           Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

VI. ASSESSMENT OF AGENT AND IDENTIFICATION AND RESOLUTION OF CONFLICTS WITH CLIENTS

A. Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

B. Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

●           Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

●           A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

●           The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.

●           If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

●           If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or, the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

●           The client, in the case of an individual or corporate client;

●           In the case of a Fund its board of directors, or any committee or sub-committee identified by the board; or

●           The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

Eaton Vance Multi-Sector Income Trust

Statement of Additional Information

[               ], 2013

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
[      ]

Transfer Agent
[          ]

Independent Registered Public Accounting Firm
[          ]

PART C

OTHER INFORMATION

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

(1)	FINANCIAL STATEMENTS:

Included in Part A: Not applicable.

Included in Part B:
Report of Independent Registered Public Accounting Firm to be filed by amendment.
Statement of Assets and Liabilities to be filed by amendment.
Notes to Financial Statement to be filed by amendment.

(2)	EXHIBITS:

	(a)	Agreement and Declaration of Trust dated November 26, 2012, filed herein.

	(b)	By-Laws dated November 26, 2012, filed herein.

	(c)	Not applicable.

	(d)	Not applicable.

	(f)	Not applicable.

(g)	(1)	Investment Advisory and Administrative Agreement to be filed by amendment.

(h)	(1)	Form of Underwriting Agreement to be filed by amendment.

	(2)	Form of Master Selected Dealer Agreement to be filed by amendment.

(i)
The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the matter of Capital Exchange Fund, Inc., Release No. IC- 20671 (November 1, 1994).

(j)	(1)	Master Custodian Agreement with State Street Bank & Trust Company to be filed by amendment.

	(2)	Amended and Restated Services Agreement with State Street Bank & Trust Company to be filed by amendment.

(k)	(1)	Transfer Agency and Services Agreement to be filed by amendment.

(2) Organizational and Expense Reimbursement Agreement to be filed by amendment.

(l)	Opinion and Consent of K&L Gates LLP as to Registrant's Common Shares to be filed by amendment.

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm to be filed by amendment.

(o)	Not applicable.

(p)	Letter Agreement with Eaton Vance Management to be filed by amendment.

(q)	Not applicable.

(r)	(1)
Code of Ethics adopted by Eaton Vance Corp., Eaton Vance Management, Boston Management and Research, Eaton Vance Distributors, Inc. and the Eaton Vance Funds effective September 1, 2000, as revised May 15, 2010 filed as Exhibit (r)(1) to Pre-Effective Amendment No. 2 of Eaton Vance Tax-Advantaged Bond and Option Strategies Fund N-2 (File Nos. 333-164369, 811-22380) filed May 24, 2010 (Accession No. 0001193125-10-126745) and incorporated herein by reference.

(s)	(1) Power of Attorney to be filed by amendment.

ITEM 26.	MARKETING ARRANGEMENTS

See Form of Underwriting Agreement to be filed by amendment.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	$[ ]
Financial Industry Regulatory Authority, Inc. Fees	$[ ]
NYSE Amex Fees	$[ ]
Costs of Printing and Engraving	$[ ]
Accounting Fees and Expenses	$[ ]
Legal Fees and Expenses	$[ ]

Total	$[ ]

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

None.

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of record holders as of November 26, 2012 each class of securities of the Registrant:

Title of Class	Number of Record Holders

Common Shares of Beneficial interest, par value $0.01 per share	0

ITEM 30.	INDEMNIFICATION

The Registrant's By-Laws filed herewith contains and the Form of Underwriting Agreement to be filed by amendment is expected to contain, provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Reference is made to: (i) the information set forth under the caption Investment advisory and other services” in the Statement of Additional Information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 001-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930) filed with the Commission, all of which are incorporated herein by reference.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, State Street Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116, and its transfer agent,

American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, New York 10038, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, Two International Place, Boston, MA 02110. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.

ITEM 33.	MANAGEMENT SERVICES

Not applicable.

ITEM 34.	UNDERTAKINGS

1.           The Registrant undertakes to suspend offering of Common Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.           Not applicable.

3.           Not applicable.

4.           Not applicable.

5.           The Registrant undertakes that:

a.           for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

b.           for the purpose of determining any liability under the Securities Act, each post- effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.           The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

NOTICE

A copy of the Agreement and Declaration of Trust of Eaton Vance Multi-Sector Income Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts, on the 26th day of November 2012.

Eaton Vance Multi-Sector Income Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/Payson F. Swaffield	President and Chief Executive Officer	November 26, 2012
Payson F. Swaffield
/s/Barbara E. Campbell	Treasurer (and Principal Financial and Accounting Officer)	November 26, 2012
Barbara E. Campbell
/s/Frederick S. Marius	Trustee	November 26, 2012
Frederick S. Marius
/s/Jane Rudnick	Trustee	November 26, 2012
Jane Rudnick
_________________________

INDEX TO EXHIBITS

(a)	Agreement and Declaration of Trust dated November 26, 2012.
(b)	By-Laws dated November 26, 2012.